UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2021

Date of reporting period: January 1, 2021 – June 30, 2021

Item 1. Reports to Shareholders.

roycelnvest.com

ROYCE Investment Partners

TheRoyceFunds

The Royce Funds 2021 Semiannual

Review and Report to Shareholders

June 30, 2021

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Premier Fund

Royce Micro-Cap Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Total Return Fund

This page is not part of the The Royce Funds 2021 Semiannual Report to Shareholders  |  1

Letter to Our Shareholders

WHY TWO MAXIMS ARE ESPECIALLY RELEVANT NOW

The first six months of 2021 offered an important reminder that the economy and the equity markets—small cap stocks included—advance at their own speeds. The first quarter of 2021 saw economic acceleration in the form of U.S. real GDP growth of 6.3%, a considerable increase from 4Q20’s also strong 4.3% mark. This growth continued into 2Q21, when real GDP came in at 6.5%, both quarters in line with current consensus estimates of 6-7% annual growth. Over the same period, small cap returns, as measured by the Russell 2000 Index, moved at the opposite pace, from 31.4% in 4Q20 to 12.7% in 1Q21, and finally to 4.3% for 2Q21.

Decelerating Market, Accelerating Economy

Russell 2000 Index Quarterly Returns vs. U.S. Real GDP Growth (annualized, quarter over quarter)

Source: Bloomberg

These seemingly disconnected results are actually more closely connected than they appear. They also provide us with the opportunity to remind investors of an important investment maxim: that it often makes sense to discount the relevance of current economic news when thinking about how to invest. The stock market has a well-founded reputation as a forward-looking force, often traveling six to 12 months ahead of economic results. This dynamic highlights why the best returns often come when current economic news seems dire or pedestrian. March 2020 provided just the latest example of this long-running phenomenon. And—as the direction of small-cap’s last three quarterly returns makes clear—the other side of this relationship is also frequently accurate: prospective equity returns can be far more subdued when the economy is most robust. (There is a silver lining for active managers to this market-economy dynamic, but more on that later.) Seen from this perspective, the first half’s simultaneous economic acceleration and small-cap deceleration was, in a period that continues to provide plenty of atypical behavior, reassuringly conventional.

The first half of the year also came to a close with nearly every trend established within the equity markets from the March 2020 troughs still firmly in place. To wit: small cap finished ahead of large cap for the year-to-date period ended 6/30/21, as measured by the Russell 2000 (+17.5%) and Russell 1000 (+15.0%) indexes, thus extending the leadership

2 | This page is not part of the The Royce Funds 2021 Semiannual Report to Shareholders	Past performance is no guarantee of future results.

LETTER TO OUR SHAREHOLDERS

Our research delves into equity returns during previous periods of strong nominal GDP growth, current valuation levels, and historical small cap returns patterns, all of which have given us what we admit is an arguably paradoxical point of view: a strong sense of guarded optimism.

shift that began more than 15 months ago. Similarly, the Russell 2000 Value Index, which advanced 26.7%, solidified its nascent market cycle advantage over the Russell 2000 Growth Index—which rose 9.0%—following nearly a decade of underperformance—an unprecedented length of time for growth to outpace value since the inception of the style indexes. Also within small cap, cyclical sectors maintained a convincing lead over their defensive counterparts.

Will these trends continue? We think they will. What we flesh out in this letter, then, is our case for extended small-cap leadership and, within the asset class, ongoing outperformance for value. Our research delves into equity returns during previous periods of strong nominal GDP growth, current valuation levels, and historical small cap returns patterns, all of which have given us what we admit is an arguably paradoxical point of view: a strong sense of guarded optimism.

BE AWARE OF RECENCY BIAS

Some readers may think we are on shaky ground in arguing that small cap’s first-half leadership looks built to last. And there are reasons that might appear to support the notion that leadership has moved back to large caps. After its historic one-year rally through the end of March 2021—which included three consecutive quarters outperforming large caps—small cap’s advance moderated. The Russell 2000 also fell behind its large-cap sibling during the second quarter of 2021, up 4.3% versus 8.5% for the Russell 1000. And while the Russell 2000 established its latest all-time peak on March 15th, the Russell 1000 reached its latest peak as recently as July 26th, after making previous new highs several times toward the end of the second quarter. In this context, we suspect a certain amount of recency bias may be preventing small-cap skeptics from seeing just how strong first-half performance was—and not just for small cap, but for cyclicals, small-cap value, and micro-cap stocks (which rose 29.0%, as measured by the Russell Microcap Index). For example, the Russell 2000’s 17.5% gain was well above the index’s rolling monthly average six-month return of 6.7% since its inception (12/31/78). History also shows that intra-cycle leadership shifts occur with some regularity during market cycles, as do changes in the tempo of performance. For example, after small caps experienced a very strong absolute and relative recovery in 2009, a digestion period followed in which returns were negative over the next six months before the asset class resumed a positive pace and held on to market leadership.

In addition, it’s worth noting that first-half returns being highest for the smallest capitalization asset classes (as well as being significantly in value’s favor) lines up exactly as we would expect during a period of widespread economic recovery. Equally important, we see little on the horizon in the economy, the market itself, or—and this is always most relevant to us—in our analysis of companies and conversations with management teams—to suggest that small cap’s leadership phase has run its course.

HAS SMALL-CAP’S RUN ONLY JUST BEGUN?

The growing economy underpins an important part of our optimism for small cap’s continued leadership over large cap. Notwithstanding ever-present sources of concern, our bottom-up view of the economy, which we glean from analyzing a wide swath of companies, shows that the U.S. in particular continues to skew heavily toward expansion. The U.S. consumer, whose spending comprises roughly 70% of our economy, is financially flush. With notably strong consumer balance sheets and low mortgage rates, the housing market remains healthy while also boasting favorable long-term demographic trends. Retail

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LETTER TO OUR SHAREHOLDERS

and restaurant sales are increasing steadily, passenger air travel remains on the rise, and roads and highways are busy. We would also add lower unemployment, and the potential boost—after the requisite political wrangling—of additional fiscal stimulus, much of it in the form of long needed infrastructure spending, to this list of positives.

And while past performance is no guarantee of future results, history is admirably clear about the pattern of U.S. equity leadership when the economy expanded. During prior periods of robust economic growth, small caps have enjoyed a decided performance edge over their large cap siblings. When nominal U.S. GDP growth exceeded 5% in year-over-year periods, the Russell 2000 beat the Russell 1000 65% of the time with an average annual return of 22.1% versus 17.0%. This is especially relevant to the current environment because consensus projections call for nominal GDP growth in the 8-10% range for 2021 and 5-7% for 2022.

Small Caps Have Tended to Outpace Large Caps in Periods of High Economic Growth

Russell 2000 vs Russell 1000 Regimes from 6/30/01 to 6/30/21

Batting average refers to the percentage of 1-year periods in which the Russell 2000 outperformed the Russell 1000.

The state of valuations between small and large caps is also relevant. With more and more market observers expressing concern about share prices in the U.S. market being unsustainably elevated, we looked at the situation by dividing the market by capitalization. To gauge valuations, we used one of our preferred metrics, enterprise value divided by the last 12 months’ earnings before interest & taxes (“LTM EV/EBIT”), excluding companies with negative EBIT. Although small cap delivered a significant outperformance over large cap over the past year (+62.0% vs. +43.1%), small-cap stocks are still relatively undervalued versus large caps when compared against their valuation range over the past 20 years.

Relative Valuations for Small Caps Are Near Their Lowest in 20 Years

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT1 (ex. Negative EBIT Companies) from 6/30/01 to 6/30/21

1 Earnings before interest and taxes. Source: FactSet

We think that the combination of the asset class’s strong history in growing economies and its more attractive relative valuations make a powerful case for small cap’s ongoing leadership in the U.S. equity market.

SMALL-CAP VALUE’S ADVANTAGE

In addition to looking for small caps to continue posting attractive relative and solid absolute results, we also expect small-cap value to maintain leadership within small cap—and for the same two reasons as small cap’s relative advantage over large caps: 1) Small-cap value has enjoyed a pronounced tendency to outperform small-cap growth when nominal economic growth has been above average and 2) small-cap value’s relative valuation compared with its historic range also looks attractive. The rationale for small-cap value outperforming in periods of high nominal economic growth is rooted in the idea that small-cap value is both more cyclically sensitive than its growth sibling and a greater beneficiary of inflation for relative earnings growth and valuation.

Our research confirmed this relationship as we looked back over the past 20 years and found that in one-year periods with at least 5% nominal GDP growth, the Russell 2000 Pure Value Index outperformed the Russell 2000 Pure Growth Index 68% of the time by an average of 420 basis points. In contrast, when nominal GDP growth fell between 3-5%, the small-cap value

4 | This page is not part of the The Royce Funds 2021 Semiannual Report to Shareholders	Past performance is no guarantee of future results.

LETTER TO OUR SHAREHOLDERS

index outperformed only 32% of the time and lagged small-cap growth by an average of 100 basis points. As noted earlier, with consensus projections for nominal GDP growth for 2021 and 2022 both in excess of 5%, the future environment seems well suited to continued outperformance for value.

Strong Economic Expansion Has Favored Value

Rolling 1-Year Returns for the Russell 2000 Pure Value vs Russell 2000 Pure Growth Indexes from 6/30/01 to 6/30/21

Batting average refers to the percentage of 1-year periods in which the Russell Pure Value outperformed the Russell Pure Growth Index. Source: Russell Investments

Despite these favorable conditions, some readers, in noting that small cap value has already beaten small-cap growth by a sizable margin over the last year (+73.3% versus +51.4%), may be wondering how much more outperformance value has left. We’d suggest that extending the time periods from the last one year to include the last three and five years reveals a starkly different picture. The Russell 2000 Value lagged its growth counterpart by more than 500 basis points for both the three-and five-year annualized periods ended 6/30/21. Given the depth of value’s underperformance over much of the past five years, then, the idea that value’s run might also be over seems ill founded to us.

Despite Leading from One Year, Value Trails by a Large Margin for Three- and Five-Year Periods

Russell 2000 Value vs Russell 2000 Growth Average Annual Total Returns as of 6/30/21

Current valuations add one final piece of the puzzle: just as small cap valuations finished June looking more attractive than those of large cap, small-cap value wound down 2021’s first half looking far more attractively valued than its growth counterpart—based on the same LTM EV/EBIT metric we used above. Indeed, even after accounting for its recent performance dominance, small-cap value stocks are as inexpensive compared to their small-cap growth cousins than at any time in the last 20 years. At the end of June 2021, the Russell 2000 Value Index had a relative valuation of 22% of the Russell 2000 Growth Index compared to a 20-year average of 85% This most recent relative valuation shows how much cheaper small-cap value stocks are compared with their historic relationship with valuations for small-cap growth stocks.

THE SECOND MAXIM

With all of the ups and downs the market has experienced since June 30, 2016, many investors may not realize that small caps have more than doubled over that five-year span. A multi-year period of moderately lower returns is to be expected after that high level of performance.

Which brings us to the aforementioned silver lining. The second investment maxim that is especially relevant to the current environment is that, perhaps paradoxically, active small-cap managers have actually added their greatest share of excess return when the Russell 2000 has delivered lower returns—single-digit results over five-year periods to be precise.

Monthly Rolling 5-Year U.S. Small Blend1 Average Excess Returns During Russell 2000 Return Ranges from 12/31/78 through 6/30/21

1 There were 514 US Fund Small Blend Funds tracked by Morningstar with at least five years of performance history as of 6/30/21. The excess return for a Morningstar category would be the category’s return for the period minus the Index return. Source: Morningstar

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THE AGE OF ALPHA?

For most of the last decade, simply buying the market worked very well. The conditions were close to ideal for a market cap weighted, index-based approach. Large cap beat small cap, and mega caps beat large caps. The economy grew very slowly and with a good deal of volatility, while 10-year Treasury yields ended the period at less than half of the 3.2% at which they started it. This significant decline in yield fused with the scarcity of economic growth to drive outperformance for duration-sensitive mega-cap growth stocks. The behemoths in turn drove index returns. We would describe this roughly 10-year period as “the era of beta” because overall market returns were so much higher than economic and profit growth, making it difficult for active strategies to stand out. Yet we believe that what we’re calling the “age of alpha” is in front of us—alpha being the term that describes an investment approach’s ability to beat the market.

As we have outlined, there’s good reason to anticipate a period of above-average economic and profit growth that’s accompanied by more subdued market returns. We believe this kind of environment gives disciplined active managers, especially those with a quality bias, an excellent opportunity to excel. A market in which there will be considerable differentiation is apt to reward the very fundamentals we focus on most. So while we anticipate lower overall U.S. equity returns than what the markets have given investors over the last 12-15 months, we also anticipate positive results—for small caps as an asset class and, more specifically, for small-cap value and select cyclicals.

There are always challenges, of course—and surprises, such as the Dow’s 500-point swoon on July 20th. It’s also true that small cap will almost definitely be contending with two countervailing forces over at least the next year or more: their fall through most of June and July notwithstanding, slowly rising rates seem likely to push down on valuations just as many companies are likely to be reporting healthy and growing earnings through at least the end of next year. These forces, however, will not affect all small-cap stocks equally. We believe that we offer our investors the requisite experience, discipline, and expertise to select those companies best positioned to benefit from the more challenging environment we see ahead—one that looks like a promising period for active small-cap management.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman, Royce Investment Partners	Chief Executive Officer, and Co-Chief Investment Officer, Royce Investment Partners	Co-Chief Investment Officer, Royce Investment Partners

July 30, 2021

6 | This page is not part of the The Royce Funds 2021 Semiannual Report to Shareholders	Past performance is no guarantee of future results.

Performance and Expenses

Performance and Expenses
As of June 30, 2021	AVERAGE ANNUAL TOTAL RETURNS (%)									ANNUAL OPERATING EXPENSES (%)
	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION	INCEPTION DATE	GROSS	NET
Royce Dividend Value Fund	16.88	44.66	10.65	12.47	9.23	8.65	N/A	9.18	5/3/04	1.60	1.34
Royce Global Financial Services Fund	17.73	45.84	12.43	14.95	11.41	8.35	N/A	9.24	12/31/03	2.07	1.68
Royce International Premier Fund	6.40	33.00	14.16	14.63	9.53	N/A	N/A	9.48	12/31/10	1.57	1.44
Royce Micro-Cap Fund	25.27	76.47	16.01	16.95	7.29	7.38	8.95	11.52	12/31/91	1.29	1.24
Royce Opportunity Fund	30.87	102.05	17.76	21.11	13.19	10.42	11.24	13.23	11/19/96	1.23	1.23
Royce Pennsylvania Mutual Fund	16.60	53.88	12.89	15.75	10.55	8.86	9.87	13.32[1]	N/A	0.95	0.95
Royce Premier Fund	10.38	41.91	12.97	16.15	10.06	9.70	10.84	11.92	12/31/91	1.21	1.21
Royce Small-Cap Value Fund	23.08	60.08	5.65	9.27	5.69	6.31	8.92	9.12	6/14/01	1.62	1.49
Royce Smaller-Companies Growth Fund	18.90	73.78	21.31	21.34	13.08	9.73	12.85	13.12	6/14/01	1.54	1.49
Royce Special Equity Fund	14.16	36.27	7.69	10.39	8.58	8.28	9.69	9.00	5/1/98	1.23	1.23
Royce Total Return Fund	19.80	50.45	10.15	12.10	9.87	8.10	8.96	10.76	12/15/93	1.25	1.25
INDEX Russell 2000	17.54	62.03	13.52	16.47	12.34	9.51	9.26	N/A	N/A	N/A	N/A
Russell Microcap	29.02	75.77	14.47	18.13	13.06	8.73	9.26	N/A	N/A	N/A	N/A
Russell 2000 Value	26.69	73.28	10.27	13.62	10.85	7.90	9.17	N/A	N/A	N/A	N/A
Russell 2500	16.97	57.79	15.24	16.35	12.86	10.25	10.10	N/A	N/A	N/A	N/A
MSCI ACWI ex USA Small Cap	12.24	47.04	9.78	11.97	7.02	6.65	9.50	N/A	N/A	N/A	N/A
MSCI ACWI Small Cap	15.43	54.07	12.20	14.13	9.90	8.64	9.96	N/A	N/A	N/A	N/A

1 For Royce Pennsylvania Mutual Fund, the average annual total return shown is for the 45-year period ended 6/30/21.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Premier Fund). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.24% for Royce Micro-Cap Fund; 1.34% for Royce Dividend Value Fund; 1.44% for Royce International Premier Fund; 1.49% for Royce Global Financial Services, Small-Cap Value, and Smaller-Companies Growth Funds through April 30, 2022. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Each series of The Royce Fund is subject to market risk–the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Value Index consists of the respective value stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

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MANAGERS’ DISCUSSION (UNAUDITED)

Royce Dividend Value Fund (RDV)

Chuck Royce

Miles Lewis, CFA®

FUND PERFORMANCE

Royce Dividend Value Fund advanced 16.9% for the year-to-date period ended 6/30/21, very narrowly underperforming its benchmark, the Russell 2500 Index, which gained 17.0%, and trailing the Russell 2000 Index, which returned 17.5%, for the same period.

WHAT WORKED… AND WHAT DIDN’T

Seven of the Fund’s nine equity sectors finished the year-to-date period in the black. Industrials and Financials made by far the biggest positive impact, followed by Consumer Discretionary. Energy and Real Estate—among our lowest sector weights during the first half—were the only detractors while Consumer Staples made the smallest contribution. At the industry level, capital markets, from Financials, made an outsized positive impact, followed by professional services and machinery, each from the Industrials sector. Chemicals (Materials) detracted most, along with oil, gas & consumable fuels (Energy) and software (Information Technology).

The Fund’s top contributor at the position level was The Carlyle Group, which manages investment vehicles across four segments: corporate private equity, real assets, global credit, and investment solutions. The firm reported record levels of fee-related earnings with strong margins and a confident outlook in February. In late April, Carlyle then announced healthy fee-based and other earnings, increased net performance revenues, and a record high in assets under management, all of which helped its shares to rise. KBR, the portfolio’s next-best contributor, is a global engineering & construction company. The company made an acquisition in 2020 in order to move further into the aerospace & defense markets and in January 2021 signed an agreement with Mura Technology to offer an advanced plastics recycling process. KBR then announced strong 4Q20 results and optimistic guidance for 2021 in February. All of these developments helped lead its shares upward.

The biggest detractor at the position level was B3-Brasil, Bolsa, Balcao, a stock exchange located in São Paulo, Brazil. Its decline in the first half seems to have been a case of investors expecting more. Brazil’s economy and equity markets have been recovering in 2021, and the company reported slightly better-than-expected profits and earnings in May. We maintained our position at the end of June. Quaker Chemical develops and produces a range of formulated chemical products for heavy industrial and manufacturing applications. In February, the company reported a modest sales decline of 1% and lower sales volume for 2020’s fourth quarter, which proved more than enough to inspire a wave of selling even as Quaker also offered an optimistic view, reporting new business gains, improved market share, and business growth in the Asia Pacific region, all of which helped to offset the effects of the coronavirus in certain depressed end markets, such as aerospace. In May, Quaker announced strong first quarter results, with sales up 11% compared to 4Q20 and all of its regions and segments showing healthy revenue growth. These improvements did little to change investor’s minds, however, which may be due to management leaving its earlier, cautiously optimistic guidance unchanged. Confident that its stock can recover in the rebounding economy, we held shares at the end of June.

In 2021’s first half, the Fund’s narrow disadvantage versus the Russell 2500 came entirely from stock selection—sector allocation decisions were additive. On a sector level, both our lower exposure and stock picks hurt most in the resurgent Energy sector while the positive effect of our higher weighting in Materials could not overcome our stock selection miscues in the sector. Similarly, the additive impact of our higher weighting in Consumer Discretionary’s specialty retail group was not enough to compensate for ineffective stock selection throughout the entire sector. Conversely, both our higher weighting and stock selection helped in Industrials while stock picks and our lower weighting did the same in Information Technology. Relative results also got a boost from our substantially lower exposure to the lagging Health Care sector.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/21 (%)[1]		Year-to-Date Through 6/30/21 (%)[2]
Carlyle Group	1.65	B3-Brasil, Bolsa, Balcao	-0.25
KBR	1.13	Quaker Chemical	-0.19
Lindsay Corporation	0.96	USS	-0.19
Sprott	0.94	Gaztransport Et Technigaz	-0.17
FLIR Systems	0.91	Ashmore Group	-0.16
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

While the market’s recent preoccupation with meme stocks may have dampened the attraction of more prosaic stocks—those that pay dividends, generate cash, and have low debt—we have been happy to hold positions in these consistent business models at what we believe are very attractive valuations. We remain especially constructive on Industrials and Financials. Our largest industry weight at the end of June remained capital markets, an industry with what we think are promising long-term prospects in a revived global economy. We also anticipate that our holdings in both machinery and professional services should reap the benefits of economic growth. In the first industry, our holdings focus on companies that innovate and/or help other companies to automate, while in the second our positions include staffing businesses that should benefit from the rapidly growing need for skilled professional workers. Finally, we continue to closely monitor inflation, which virtually all of our holdings are experiencing, and believe that the portfolio is well positioned for a period of rising prices in the U.S. economy.

8 | The Royce Funds 2021 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/21

	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/3/04)
RDV	16.88	44.66	10.65	12.47	9.23	8.65	9.18
Annual Gross Operating Expenses: 1.60% Annual Net Operating Expenses: 1.34%
[1] Not annualized

Morningstar Style Map™ As of 6/30/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 5/3/04 as of 6/30/21 ($)

Top 10 Positions
% of Net Assets

Carlyle Group	4.3
KBR	3.9
HEICO Corporation Cl. A	3.7
Lindsay Corporation	3.7
AptarGroup	3.7
Applied Industrial Technologies	3.6
Worthington Industries	3.5
Franco-Nevada	3.4
Spirax-Sarco Engineering	3.2
SEI Investments	3.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	34.4
Financials	27.3
Materials	17.0
Consumer Discretionary	6.6
Health Care	3.2
Information Technology	1.9
Energy	1.3
Cash and Cash Equivalents	8.3

Calendar Year Total Returns (%)

YEAR	RDV
2020	4.5
2019	29.8
2018	-16.2
2017	21.7
2016	16.4
2015	-5.7
2014	-2.1
2013	30.7
2012	16.9
2011	-4.5
2010	30.1
2009	37.7
2008	-31.5
2007	-0.0
2006	19.9

Upside/Downside Capture Ratios
Periods Ended 6/30/21 (%)

	UPSIDE	DOWNSIDE
10-Year	86	102
From 6/30/04 (Start of Fund’s First Full Quarter)	88	90

Portfolio Diagnostics

Fund Net Assets	$78 million
Number of Holdings	49
Turnover Rate	0%
Average Market Capitalization[1]	$6,021 million
Weighted Average P/E Ratio[2,3]	19.3x
Weighted Average P/B Ratio[2]	3.5x
Active Share[4]	98%
U.S. Investments (% of Net Assets)	65.5%
Non-U.S. Investments (% of Net Assets)	26.2%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/21).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.34% through April 30, 2022. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2500). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Semiannual Report to Shareholders | 9

MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Financial Services Fund (RFS)

Chuck Royce

FUND PERFORMANCE

Royce Global Financial Services Fund enjoyed a strong first half on both an absolute and relative basis. The Fund advanced 17.7% for the year-to-date period ended 6/30/21, beating its global benchmark, the MSCI ACWI Small Cap Index, which rose 15.4%, and very narrowly outperforming the small-cap Russell 2000 Index, which was up 17.5%, for the same period. We were even more pleased that the Fund outpaced the MSCI ACWI Small Cap for the three-, five-, and 10-year periods ended 6/30/21.

WHAT WORKED… AND WHAT DIDN’T

Sprott, a Canadian asset manager with a specialty in precious metals, was the position that contributed most to results in the first half of 2021. Its shares peaked during 1Q21, no doubt boosted by the announcement of 2020 results in February, when the company reported an 88% increase in assets under management to an all-time record high that helped earnings considerably. Next came First Citizens BancShares, a financial holding company that we have long seen as a highly valuable bank franchise. It holds a dominant deposit market share in both North and South Carolina as well as a negligible cost of funds due to its strong client relationships. The company also has a history of successfully acquiring other banks. The major story for First Citizens over the past year has been its acquisition of CIT. We see significant value creation potential in the acquisition that lies in the considerable expansion in HOA (homeowner’s association) deposits for First Citizens as well as its own far lower cost of capital, which should allow it to compete much more effectively in some of CIT’s core verticals. The market has begun to recognize these benefits, leading its shares to rise in 2021’s first half.

The portfolio’s biggest detractor at the position level was MarketAxess Holdings, which operates an electronic trading platform for corporate bonds and other fixed-income securities. Its shares typically do best during periods of high trading volume and volatility. For example, fixed income instruments saw higher-than-usual volatility and trading activity throughout 2020 and into 1Q21, boosting the company’s revenues and earnings. However, its stock slipped in 2Q21 as volatility fell in the fixed-income space, trading activity slowed, and analysts re-rated its shares. Our next-largest detractor, Bottomline Technologies, markets and provides electronic payment and invoice solutions to corporations, banks, and other financial institutions. While the company has an enviable strategic position in two businesses that are benefiting from secular forces driving the increased adoption of B2B payments and spending on digital banking, executing the transition from potential to profits has been slow. Bottomline disappointed investors recently with a below expectation profit outlook for its next fiscal year that led its shares rapidly downward. We continue to hold a moderately sized position, watching for further operational improvements.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/21 (%)[1]		Year-to-Date Through 6/30/21 (%)[2]
Sprott	1.69	MarketAxess Holdings	-0.45
First Citizens BancShares Cl. A	1.52	Bottomline Technologies	-0.43
Popular	1.38	B3-Brasil, Bolsa, Balcao	-0.30
KKR & Co.	1.02	Great Elm Group	-0.18
Carlyle Group	0.96	Ashmore Group	-0.17
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

During 2021’s first half, we marginally lowered our exposure to the U.S. and Canada, though they remain our two largest country weightings by a wide margin. We continue to lean heavily toward capital markets businesses, which again accounted for more than half of the Fund’s assets at the end of June. We see this industry as growing increasingly global and diverse, and as such have invested primarily in three sub-categories. First are those asset managers that offer conventional strategies and products in a specialized niche where they have demonstrated the ability to add long-term value, such as top-20 holdings Sprott, U.S. Global Investors, and Ashmore Group. Another sub-category would be alternative asset managers and/or those that offer private vehicles along with other important financial services. This cohort would include The Carlyle Group, Intermediate Capital Group, and KKR & Co. Finally, we see excellent prospects for both non-U.S. exchanges— such as Tel Aviv Stock Exchange and B3-Brasil, Bolsa, Balcao, and specialist trading platforms. We think that the secular trends in global finance and investment look more promising for these more specialized businesses than for many more traditional companies and/or business models.

10 | The Royce Funds 2021 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/21

	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/31/03)
RFS	17.73	45.84	12.43	14.95	11.41	8.35	9.24
Annual Gross Operating Expenses: 2.07% Annual Net Operating Expenses: 1.68%
[1] Not annualized

Morningstar Style Map™ As of 6/30/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 12/31/03 as of 6/30/21 ($)

Top 10 Positions

% of Net Assets

Tel Aviv Stock Exchange	3.9
Sprott	3.7
First Citizens BancShares Cl. A	3.6
Popular	3.5
FirstService	3.4
Franco-Nevada	3.2
Canaccord Genuity Group	2.9
E-L Financial	2.9
Intermediate Capital Group	2.7
KKR & Co.	2.7

Portfolio Industry Breakdown

% of Net Assets

Capital Markets	46.2
Banks	14.5
Real Estate Management & Development	7.9
Insurance	7.0
Metals & Mining	3.2
IT Services	2.8
Software	2.3
Diversified Financial Services	2.2
Thrifts & Mortgage Finance	1.0
Closed-End Funds	0.7
Professional Services	0.7
Health Care Providers & Services	0.6
Transportation Infrastructure	0.0
Cash and Cash Equivalents	10.9

Upside/Downside Capture Ratios

Periods Ended 6/30/21 (%)

	UPSIDE	DOWNSIDE
10-Year	99	85
Fund’s First Full Quarter (12/31/03)	87	84

Calendar Year Total Returns (%)

YEAR	RFS
2020	15.3
2019	24.2
2018	-13.4
2017	22.5
2016	12.9
2015	-4.7
2014	3.5
2013	42.0
2012	20.7
2011	-11.3
2010	18.5
2009	32.1
2008	-35.4
2007	-4.7
2006	24.8

Portfolio Country Breakdown [1,2]
% of Net Assets

United States	44.6
Canada	21.0
United Kingdom	5.6
Israel	3.9
Bermuda	3.0
New Zealand	1.9
India	1.6

¹ Represents countries that are 1.5% or more of net assets.

² Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$43 million
Number of Holdings	61
Turnover Rate	3%
Average Market Capitalization [1]	$3,243 million
Weighted Average P/E Ratio [2,3]	11.4x
Weighted Average P/B Ratio [2]	2.0x
Active Share [4]	99%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/21).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2022. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (MSCI ACWI SC). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Semiannual Report to Shareholders | 11

MANAGERS’ DISCUSSION (UNAUDITED)

Royce International Premier Fund (RIP)

Mark Rayner, CA
Mark Fischer

FUND PERFORMANCE

Royce International Premier Fund advanced 6.4% for the year-to-date period ended 6/30/21, lagging its benchmark, the MSCI ACWI ex-USA Small Cap Index, which rose 12.2% for the same period. However, the Fund beat the benchmark for the three-, five-, 10-year, and since inception (12/31/10) periods ended 6/30/21.

WHAT WORKED… AND WHAT DIDN’T

Five of the nine equity sectors in which the Fund held investments contributed to 2021’s first half performance, led by Industrials, Information Technology, and Materials. Energy, Communication Services, and Consumer Discretionary had the biggest negative effect of the four sectors that detracted.

Australia’s Hansen Technologies, a leading global provider of billing software and customer care technologies for utilities and the telecom industry, was the top-contributing position in 2021’s first half. Hansen reported stronger-than-expected first half of 2021 earnings, announced in late February. Then in early June, Hansen’s share price again gained sharply after the company received an unsolicited proposal from private equity firm BGH Capital to acquire 100% of the company’s outstanding shares at a 25% premium. The next top contributor was Marlowe, a firm based in and focused on the United Kingdom that provides a range of commercial services and software in four areas: Health and Safety, Fire Safety, Water Safety, and Air Quality. We like the company’s position in essential, critical, and/or mandated services in growing markets, each with a highly fragmented customer base. Marlowe is also an acquisition-led consolidator of its large and fragmented markets, which enables it to re-deploy its cash flows into M&A and breeds cross-selling opportunities and scale advantages. The second quarter saw a steady flow of positive news, including M&A announcements and the release of final results at the end of June that showed improved revenue and earnings.

The two positions that detracted most for 2021’s first half were also 2020’s top two contributors. TKC Corporation is a Japanese firm that provides tax-related software and services to smaller companies and their tax accountants. 2021 has so far seen no material events that would reverse its previous positive trajectory. In fact, first-half results published in May showed operating profits that were well ahead of TKC’s projections. Its recent share price weakness seems to have resulted from profit taking off its surging stock price in 2020. Japan’s Daifuku is the globe’s leading manufacturer of material handling and distribution solutions, covering a wide range of markets from automated warehousing to semiconductor manufacturing. We like the longevity of its customer relationships, which typically last 15-20 years. During the first half, its shares fell, in our view, due to profit-taking, the company’s seemingly underwhelming medium-term business plan (announced in February), and the broader unwinding of thematic buying as Daifuku was associated with Japan’s shift to online consumption. Our calls with management, however, confirmed that its medium-range targets are conservatively based on highly visible project pipelines, reaffirming our view that Daifuku is in a favorable position to grow its installation base and widen its deep customer relationships.

Relative to the MSCI ACWI ex USA Small Cap in 2021’s first half, underperformance came entirely from stock selection—sector allocation was modestly additive. At the sector level, both stock selection and, to a lesser extent, our larger portfolio weightings in Information Technology and Health Care hurt relative results most while ineffective stock picking also detracted in Materials. By contrast, savvy stock selection and a significantly lower weighting in Real Estate helped relative results, as did having no exposure to the lagging Consumer Staples and Utilities sectors.

Top Contributors to Perf ormance		Top Detractors from P erformance
Year-to-Date Through 6/30/21 (%)[1]		Year-to-Date Through 6/30/21 (%)[2]
Hansen Technologies	1.54	TKC Corporation	-0.62
Marlowe	0.68	Daifuku	-0.36
IPH	0.63	As One	-0.35
IMCD	0.61	Karnov Group	-0.31
dormakaba Holding	0.50	NSD	-0.30
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

In 2021’s first quarter, we identified the peculiar contrast between the Fund’s relative underperformance and our conviction that our holdings had likely never possessed higher quality, an anomaly we ascribed to the market’s fixation on investing in short run ‘thematics’ (in this case, related to the pandemic) at the expense of long run ‘mathematics’—that is, a company’s ability to create shareholder value. We were therefore very pleased with the Fund’s improved performance in 2Q21, which suggested to us that the global stock market—forward looking by nature—may have started to look past the effects of COVID-19 to a return to something resembling normality. Given our own focus on companies with sustainably high returns on operating capital and strong balance sheets, a return to investing in business fundamentals should benefit the Fund’s performance. There has also been much debate over the last few months regarding inflation. While not explicitly positioning the Fund for such an outcome, we do believe that the portfolio is well positioned for an inflationary environment as a happy byproduct of our investment style. Central to our strategy is the desire to invest only in companies whose customers lack either the incentive or ability to be price aggressive—or the incentive or ability to easily leave. This, we think, gives our companies the requisite pricing power to pass on any cost pressures they may see in their businesses.

12 | The Royce Funds 2021 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYIPX RIPNX RINPX RIPIX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/21

	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/10)
RIP	6.40	33.00	14.16	14.63	9.53	9.48
Annual Gross Operating Expenses: 1.57% Annual Net Operating Expenses: 1.44%
[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

Since Inception Through 6/30/21

On a monthly rolling basis, The Fund outperformed the MSCI ACWI x USA SC in 100% of all 10-year periods; 100% of all 5-year periods; and 70% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	7/7	100%	9.1	6.4
5-year	67/67	100%	9.5	6.1
1-year	81/115	70%	10.1	7.4

1Average of monthly rolling average annual total returns over the speciied periods.

Morningstar Style Map™ As of 6/30/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 12/31/10 as of 6/30/21 ($)

Top 10 Positions
% of Net Assets

IPH	3.3
Hansen Technologies	2.8
TKC Corporation	2.8
Bravura Solutions	2.5
Victrex	2.5
Meitec Corporation	2.5
IMCD	2.4
Marlowe	2.4
Intertrust	2.3
Croda International	2.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	43.2
Information Technology	22.7
Health Care	10.5
Materials	7.8
Financials	4.2
Communication Services	3.5
Consumer Discretionary	1.4
Real Estate	1.2
Preferred Stock	1.8
Cash and Cash Equivalents	3.7

Upside/Downside Capture Ratios
Periods Ended 6/30/21 (%)

	UPSIDE	DOWNSIDE
10-Year	100	82
Fund’s First Full Quarter (12/31/10)	101	80

Calendar Year Total Returns (%)

YEAR	RIP
2020	15.7
2019	34.2
2018	-12.8
2017	39.8
2016	-1.1
2015	16.2
2014	-8.2
2013	18.3
2012	23.4
2011	-16.8

Portfolio Country Breakdown[1,2]
% of Net Assets

United Kingdom	18.6
Japan	17.2
Australia	11.2
Sweden	8.8
Switzerland	7.7
Germany	6.9
Netherlands	4.7
Italy	4.2
Canada	3.9

¹ Represents countries that are 3% or more of net assets.

² Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$1,277 million
Number of Holdings	61
Turnover Rate	11%
Average Market Capitalization [1]	$2,539 million
Weighted Average P/E Ratio [2,3]	36.8x
Weighted Average P/B Ratio [2]	4.3x
Active Share [4]	98%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/21).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 12/31/19 and 12/31/20 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2022. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (MSCI ACWI x USA SC). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Semiannual Report to Shareholders | 13

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Fund (RMC)

Jim Stoefel

Brendan Hartman

FUND PERFORMANCE

Royce Micro-Cap Fund rose 25.3% for the year-to-date period ended 6/30/21, lagging the Russell Microcap Index (+29.0%), its primary benchmark, while outpacing the Russell 2000 (+17.5%) Index. The Fund also outperformed both indexes for the one- and three-year periods ended 6/30/21.

WHAT WORKED… AND WHAT DIDN’T

All 10 of the equity sectors in which the Fund held investments made positive contributions to performance for the year-to-date period ended 6/30/21. Information Technology made the most sizable positive impact, followed by Industrials and Consumer Discretionary. Conversely, Consumer Staples, Real Estate, and Energy made the smallest positive contributions.

At the position level, B. Riley Financial, a diversified financial services firm that boasts operations spanning from investment banking to retailer bankruptcy liquidations, contributed most. Many of the company’s end markets experienced record activity levels, including investment banking and capital markets business, which benefited the company’s earnings. B. Riley Financial also paid a special dividend. Citi Trends, which is a retail clothing chain selling discounted products targeted primarily at urban customers, was also additive. Additional technology, such as merchandise planning software, proved helpful as it allowed the company to effectively target regional taste differences. Refining its demographic focus also benefited the company, whose returns on capital have increased substantially over the last five years to 33%. Lastly, Harvard Bioscience positively impacted performance during the year-to-date period ended 6/30/21. The company develops, manufactures, and markets life sciences equipment to support research and drug discovery. An acquisition significantly expanded its addressable market, sparking a turnaround. Harvard Bioscience also restructured its management team, and the new operational structure had a positive effect. We maintained our position as we believe the company is relatively early in recognizing the benefits of its significant restructuring activities.

Conversely, Motorsport Games, an international media and technology company that develops gaming software, detracted most for the year-to-date period ended 6/30/21. The disconnect between its recent IPO and the release of its forthcoming key product, NASCAR NXT, caused a drag on performance. While we added it to our portfolio, we remain cognizant of the inherent risks that a small company faces when it’s highly dependent on one software title. We will reevaluate our position as we begin to see gaming influencers provide feedback on NASCAR NXT. LightPath Technologies also detracted from performance. The company creates optics, photonics, and infrared solutions for the defense, industrial testing and measurement, telecommunications, and medical industries. A decline in order backlog caused by a lack of renewals of major contracts and fewer new orders hindered the position—its inventory levels are tied to the next phase of the 5G rollout. We maintained our position in the shares as we view the price and fundamental volatility as typical of a small company serving very large markets. CIRCOR International—which is a designer, manufacturer, and distributor for flow and motion control products—was the third largest detractor. The company’s 1Q21 earnings failed to meet expectations, raising concerns about guidance for the rest of the year. We view the shortfall as typical in an environment associated with the rapid reopening of the economy.

Relative to the Russell Microcap Index in 2021, performance was hurt entirely by stock selection. Consumer Discretionary and Industrials were hampered by ineffective stock picks and sector allocation decisions, with the former caused by our underweight and the latter due to our overweight. The portfolio’s cash position also had a negative impact on performance. On the other hand, our lower weightings and savvy stock selection benefited Health Care, Financials, and Consumer Staples.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/21 (%)[1]		Year-to-Date Through 6/30/21 (%)[2]
B. Riley Financial	1.00	Motorsport Games Cl. A	-0.30
Citi Trends	0.99	LightPath Technologies Cl. A	-0.28
Harvard Bioscience	0.86	CIRCOR International	-0.20
Shoe Carnival	0.83	Profound Medical	-0.18
Ultra Clean Holdings	0.81	American Superconductor	-0.18
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We’ve seen a significant change in market leadership away from growth stocks, which are weighted in Information Technology and Health Care, to value stocks. This is reflected in the relatively weak performance in these two sectors compared to the strong performance in Financials, Energy, and Consumer Discretionary. We believe this shift from growth to value has been caused by the reopening of the economy. Even as current market dynamics appear to us to be focused primarily on fears of slower economic growth prospects due to new COVID variants and whether the Fed policy maintains its commitment to managing the effects of inflation, we remain constructive on the economy and growth prospects as the world recovers from lockdowns. We also believe many recent commodity price spikes will prove short lived, which we have already seen with lumber prices, as the supply base responds to strong demand. In our belief, many of the transformations caused by the digitalization of the global economy were accelerated by the pandemic, and this is likely to result in a permanent behavioral change. We have positioned our portfolio to reflect this outlook. Our portfolio continues to have a cyclical lean due to our value approach, which we believe is best suited in the current environment.

14 | The Royce Funds 2021 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/21

	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)
RMC	25.27	76.47	16.01	16.95	7.29	7.38	8.95	10.22	11.52

Annual Gross Operating Expenses: 1.29%      Annual Net Operating Expenses: 1.24%

1 Not annualized

Morningstar Style Map™ As of 6/30/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 6/30/00 (Russell Microcap Index Inception) as of 6/30/21 ($)

Top 10 Positions

% of Net Assets

Harvard Bioscience	1.5
Transcat	1.2
Agilysys	1.2
Century Casinos	1.1
Aspen Aerogels	1.1
Cutera	1.1
Major Drilling Group International	1.1
Shoe Carnival	1.1
B. Riley Financial	1.1
Camtek	1.1

Portfolio Sector Breakdown

% of Net Assets

Information Technology	24.3
Industrials	22.2
Financials	13.7
Health Care	13.3
Consumer Discretionary	10.9
Communication Services	4.4
Materials	3.5
Energy	3.0
Real Estate	0.4
Cash and Cash Equivalents	4.3

Calendar Year Total Returns (%)

YEAR	RMC
2020	24.5
2019	21.2
2018	-8.9
2017	5.4
2016	19.7
2015	-13.3
2014	-4.1
2013	21.3
2012	8.0
2011	-12.1
2010	30.1
2009	55.7
2008	-40.9
2007	7.1
2006	22.3

Upside/Downside Capture Ratios
Periods Ended 6/30/21 (%)

	UPSIDE	DOWNSIDE
10-Year	77	97
From 6/30/00 (Russell Microcap Index Inception)	91	83

Portfolio Diagnostics

Fund Net Assets	$418 million
Number of Holdings	131
Turnover Rate	13%
Average Market Capitalization [1]	$622 million
Weighted Average P/B Ratio [2]	2.4x
Active Share [3]	92%
U.S. Investments (% of Net Assets)	84.6%
Non-U.S. Investments (% of Net Assets)	11.1%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Investment Class and include management fee and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.24% through April 30, 2022. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Semiannual Report to Shareholders | 15

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Opportunity Fund (ROF)

Buzz Zaino, CFA®, Jim Stoefel,

Brendan Hartman, Jim Harvey, CFA®

FUND PERFORMANCE

For the year-to-date period ended 6/30/21, Royce Opportunity Fund was strong on an absolute and relative basis, advancing 30.9% and beating both the Russell 2000 Value (+26.7%) and Russell 2000 (+17.5%) Indexes for the same period. Opportunity also outperformed both indexes for the one-, three-, five-, 10-, 15-, 20-year, and since inception (11/19/96) periods ended 6/30/21.

WHAT WORKED… AND WHAT DIDN’T

All 11 equity sectors made a positive contribution to performance for the year-to-date period ended 6/30/21, led by Industrials and Information Technology—the portfolio’s two biggest weightings. Consumer Discretionary and Health Care came next while the smallest contributions came from lower-weighted sectors: Utilities, Consumer Staples, Communication Services, and Real Estate.

At the industry level, we got outsized positive impacts from semiconductors & semiconductor equipment in Information Technology and health care providers & services from Health Care, followed by metals & mining (Materials). Only two industries detracted from year-to-date performance: biotechnology in Health Care and road & rail in Industrials. The entertainment industry, from Communication Services, finished flat for the six-month period ended 6/30/21.

Our top contributor at the position level was Avid Technology, which develops software and systems for digital editing, newsroom computer systems, and digital audio systems. Avid raised guidance in May due to robust end market demand during the first quarter and management’s expectation that this demand can last through the end of 2021. In the same announcement, the company also reported impressive growth in its key recurring subscription revenues. Next came Community Health Systems, which operates acute care hospitals and owns interests in medical practices, imaging centers, home health agencies, and ambulatory surgery centers. The company focuses its business primarily in Sunbelt states in locales with attractive demographics, high population growth, and economic opportunity. Community Health announced a favorable debt refinancing plan in May after reporting positive results in February for the fourth quarter and full-year periods.

Lumber Liquidators Holdings, a specialty wood flooring maker, hurt performance most in the first half. After first rebounding nicely in the second half of 2020, the company then reported solid results in May, with increased revenues and same-store sales growth. However, supply disruptions due to the unavailability of containers and the Suez Canal shutdown had a negative effect on its shares, while the reimposition of tariffs hurt first-quarter profits. The supply constraint continues, and the company is finding new sources to offset tariffs. SmileDirectClub designs and manufactures invisible aligners and braces that straighten teeth. The company has had success expanding beyond the U.S. while profitably growing its domestic business. However, SmileDirectClub also suffered a cybersecurity-driven manufacturing interruption shortly after reporting results, which depressed its previously sunny near-term outlook. Uncertain of its long-term recovery, we reduced our stake.

Our year-to-date advantage came entirely from stock selection— sector allocation had a small negative effect. Stock picking drove results in the two sectors where the portfolio had the biggest edge over its small-cap value index: Information Technology and Health Care. Our higher weighting also helped us a bit in the latter sector. The combination of our lower weighting and effective stock selection was additive in Financials. The Fund’s cash position hurt us most versus the benchmark for the year-to-date period, followed by a combination of lower exposure and ineffective stock picking in both the Energy and Communication Services sectors.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/21 (%)[1]		Year-to-Date Through 6/30/21 (%)[2]
Avid Technology	0.79	Lumber Liquidators Holdings	-0.15
Community Health Systems	0.64	SmileDirectClub Cl. A	-0.09
Lydall	0.60	Texas Capital Bancshares	-0.08
B. Riley Financial	0.59	Emergent BioSolutions	-0.07
Magnite	0.59	Meritor	-0.05
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The combination of steep increases in private sector business reopenings with aggressive fiscal and monetary stimulus has, in our view, created stresses around supply chains. We believe these stresses, encompassing both production and labor, have accelerated long absent inflationary pressures. We’re confident, however, that supply chains will ultimately react, and labor will level set after generous unemployment benefits normalize, both of which should make the inflationary spike temporary. In the short term, we’ve made tactical sales in industries such as restaurants that seem more susceptible to inflationary pressures without the offsetting ability to pass through pricing. Even among homebuilders, where the long-term demographic trends still look favorable, we’ve seen increased consumer resistance related to sharp price increases— even as interest rates sit near historical lows. We have thus continued to populate the portfolio with companies that we believe successfully navigated the pandemic-driven recession and have since positioned themselves for success in a more typical economic environment. We’ve also been finding interesting companies in technology, building our exposure to retailers, and seeing opportunities in aerospace—in this last instance as companies benefit from reopenings and the reintroduction of Boeing’s 737-Max. In general, we’ve been seeking companies that show the potential to surpass expectations while still trading at valuations we find attractive. We are optimistic about both the earnings potential for such companies and the broader economic outlook.

16 | The Royce Funds 2021 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/21

	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/19/96)
ROF	30.87	102.05	17.76	21.11	13.19	10.42	11.24	13.23
Annual Operating Expenses: 1.23%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

20 Years Through 6/30/21

On a monthly rolling basis, The Fund outperformed the Russell 2000 Value in 99% of all 10-year periods; 74% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	120/121	99%	9.6	8.1
5-year	134/181	74%	9.7	8.2
1-year	125/229	55%	14.2	10.3

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 6/30/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 11/19/96 as of 6/30/21 ($)

Top 10 Positions
% of Net Assets

Community Health Systems	0.8
Avid Technology	0.8
Owens & Minor	0.7
Alpha & Omega Semiconductor	0.7
Hilltop Holdings	0.7
Old Republic International	0.7
Avaya Holdings	0.7
Atlas Air Worldwide Holdings	0.7
Ultra Clean Holdings	0.7
WESCO International	0.6

Portfolio Sector Breakdown
% of Net Assets

Industrials	23.5
Information Technology	16.2
Consumer Discretionary	13.7
Health Care	8.8
Financials	8.7
Materials	8.3
Real Estate	3.6
Energy	3.1
Communication Services	1.6
Consumer Staples	1.1
Utilities	0.7
Cash and Cash Equivalents	10.7

Calendar Year Total Returns (%)

YEAR	ROF
2020	26.5
2019	28.2
2018	-20.0
2017	21.9
2016	29.9
2015	-13.6
2014	-0.5
2013	43.5
2012	22.6
2011	-13.0
2010	33.8
2009	62.1
2008	-45.7
2007	-2.0
2006	18.8

Upside/Downside Capture Ratios

Periods Ended 6/30/21 (%)

	UPSIDE	DOWNSIDE
10-Year	119	115
From 12/31/96 (Start of Fund’s First Full Quarter)	125	117

Portfolio Diagnostics

Fund Net Assets	$2,233 million
Number of Holdings	277
Turnover Rate	34%
Average Market Capitalization[1]	$1,404 million
Weighted Average P/B Ratio[2]	2.1x
Weighted Average P/S Ratio[3]	1.1x
Active Share[4]	89%
U.S. Investments (% of Net Assets)	85.2%
Non-U.S. Investments (% of Net Assets)	4.1%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Semiannual Report to Shareholders | 17

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce, Jay Kaplan, CFA®,

Steven McBoyle, Lauren Romeo, CFA®,

Miles Lewis, CFA®, Andrew Palen

FUND PERFORMANCE

Our flagship Royce Pennsylvania Mutual Fund was up 16.6% for the year-to-date period ended 6/30/21 versus a 17.5% gain for its small-cap benchmark, the Russell 2000 Index, for the same period.  While not the relative result we were hoping for, we were pleased with first-half results on an absolute scale as well as by the Fund’s advantage over the Russell 2000 for the 20-, 25-, 30-, 35-, and 40-year periods ended 6/30/21, all under the management of Chuck Royce.

WHAT WORKED… AND WHAT DIDN’T

For the year-to-date period ended 6/30/21, each of the 10 equity sectors in which the Fund held investments made positive contributions to performance, with the largest coming from Industrials, Information Technology, and Consumer Discretionary, while the smallest were in Communication Services, Consumer Staples, and Energy—the portfolio’s lowest sector weightings for the six-month period. At the industry level, the top contributors were semiconductors & semiconductor equipment (Information Technology), banks (Financials)—which were very strong in 1Q21—and electronic equipment, instruments & components (Information Technology). Only three industries finished the year-to-date period in the red: health care technology (Health Care), metals & mining (Materials), and consumer finance (Financials).

Kulicke & Soffa Industries, which designs and manufactures capital equipment, related spare parts, and packaging materials used in semiconductor device assembly, was our top contributor for the first half of 2021. The company reported strong results for its fiscal second quarter in May, citing increased global reliance on semiconductors and the growing capital intensity within the assembly process as the primary drivers behind its recent success. First Citizens BancShares is a financial holding company that we have long seen as a highly valuable bank franchise. It holds a dominant deposit market share in both North and South Carolina as well as a negligible cost of funds due to its strong client relationships. The company also has a history of successfully acquiring other banks. The major story for First Citizens over the past year has been its acquisition of CIT. We see significant value creation potential in the acquisition that lies in the significant expansion in HOA (homeowner’s association) deposits for First Citizens as well as its own far lower cost of capital, which should allow it to compete much more effectively in some of CIT’s core verticals. The market has begun to recognize these benefits, leading its shares to rise in 2021’s first half. The top detractor at the position level was GCM Grosvenor, an investment management company focused on private equity, infrastructure investments, real estate, credit finance, and absolute return. Its shares fell after the company reported fiscal first-quarter results in mid-May that showed better-than-expected revenues but earnings that seemed to fall short of other investors’ expectations. We added shares through most of the first half. SmileDirect Club designs and manufactures dental equipment, supplying invisible aligners and braces that straighten teeth. The company has had success expanding beyond the U.S. while profitably growing its domestic business. However, SmileDirect also suffered a cybersecurity-driven manufacturing interruption shortly after reporting results, which depressed its previously sunny near-term outlook. Liking its long-term prospects, we chose to build our position while others were selling.

Relative to the Russell 2000 for the year-to-date period, underperformance came entirely from stock selection as sector allocation decisions had a modestly positive effect. Hurting relative results most at the sector level was the combination of lower exposure and ineffective stock selection in both Energy and Communication Services. In Materials, the positive effect of our higher weighting fell short of the impact from stock selection miscues in the period. Conversely, a lower weighting in the lagging Health Care sector, along with a small assist from stock selection, was additive vis-à-vis the benchmark. Successful stock picks in Information Technology (which outweighed the negative impact of our larger exposure) and having no exposure to lagging Utilities also helped relative results.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/21 (%)[1]		Year-to-Date Through 6/30/21 (%)[2]

Kulicke & Soffa Industries	0.65	GCM Grosvenor Cl. A	-0.15
First Citizens BancShares Cl. A	0.53	SmileDirectClub Cl. A	-0.14
Upwork	0.32	Alamos Gold Cl. A	-0.10
Scientific Games	0.32	Haemonetics Corporation	-0.10
Shoe Carnival	0.30	Upland Software	-0.10
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We remain confident that cyclical small caps are poised for a strong run in the coming years, a confidence underscored by current expectations for strong nominal GDP growth in the U.S. this year and next coupled with an accommodative Fed and attractive relative valuations. Equally important, we remain excited about the opportunities in small caps, an asset class with a large number of diverse and interesting companies and evolving industries. We have recently been most focused on identifying those businesses that were able to use the difficulties wrought by the pandemic and ensuing recession to get stronger. We’ve been finding these kinds of businesses selling at what we think are attractive valuations largely in Industrials, Information Technology, and Financials. We believe that we are embarking on the leg of the market cycle when company results, rather than valuation expansion, typically begin to drive most of the stock price movement—an environment that we believe suits our skill sets well.

18 | The Royce Funds 2021 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/21

	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	45-YR
PMF	16.60	53.88	12.89	15.75	10.55	8.86	9.87	10.96	11.10	10.73	13.32
Annual Operating Expenses: 0.95%

1 Not annualized

Morningstar Style Map™ As of 6/30/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 12/29/78 (Russell 2000 Inception) as of 6/30/21 ($)

Top 10 Positions
% of Net Assets

First Citizens BancShares Cl. A	1.4
Element Solutions	1.1
Kulicke & Soffa Industries	1.1
Upland Software	1.0
Colfax	0.9
Quaker Chemical	0.9
MKS Instruments	0.9
Mesa Laboratories	0.9
KBR	0.9
SEI Investments	0.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	25.6
Information Technology	21.3
Financials	18.5
Consumer Discretionary	9.7
Health Care	7.8
Materials	7.1
Real Estate	2.2
Communication Services	2.0
Energy	1.4
Consumer Staples	1.1
Cash and Cash Equivalents	3.3

Calendar Year Total Returns (%)

YEAR	PMF
2020	14.1
2019	26.6
2018	-9.7
2017	16.2
2016	26.5
2015	-11.4
2014	-0.7
2013	35.3
2012	14.6
2011	-4.2
2010	23.9
2009	36.3
2008	-34.8
2007	2.8
2006	14.8

Upside/Downside Capture Ratios

Periods Ended 6/30/21 (%)

	UPSIDE	DOWNSIDE
10-Year	89	93
From 12/31/78 (Russell 2000 Inception)	89	73

Portfolio Diagnostics

Fund Net Assets	$2,296 million
Number of Holdings	296
Turnover Rate	41%
Average Market Capitalization[1]	$2,760 million
Weighted Average P/E Ratio[2,3]	19.5x
Weighted Average P/B Ratio[2]	2.6x
Active Share[4]	87%
U.S. Investments (% of Net Assets)	87.0%
Non-U.S. Investments (% of Net Assets)	9.7%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (19% of portfolio holdings as of 6/30/21).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Pennsylvania Mutual Fund at 6/30/19 for financial reporting purposes, and as a result the net asset values shareholder transactions on that date and the calendar year total returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Semiannual Report to Shareholders | 19

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Premier Fund (RPR)

Chuck Royce
Lauren Romeo, CFA®
Steven McBoyle

FUND PERFORMANCE

Royce Premier Fund posted an attractive absolute, though disappointing relative, performance in 2021’s first half, increasing 10.4% versus a gain of 17.5% for its small-cap benchmark, the Russell 2000 Index, for the same period. The Fund did, however, retain its leadership over its benchmark for longer-term periods, beating the Russell 2000 for the 15-, 20-, 25-year, and since inception (12/31/91) periods ended 6/30/21.

WHAT WORKED... AND WHAT DIDN’T

Seven of the Fund’s eight equity sectors finished the first half in the black, led by its two largest, Industrials and Information Technology. Health Care was the sole detractor, while Real Estate, our second-lowest weighting, made the smallest contribution. The Fund held sizable weights in its two top contributing industries: machinery (Industrials) and electronic equipment, instruments & components (Information Technology). Health care equipment & supplies (Health Care) was the largest industry detractor, followed by commercial services & supplies (Industrials).

Coherent, which makes laser-based photonic products, was the largest contributing position as the stock benefited from a takeover battle that resulted in its shares appreciating more than 70% for the year-to-date period. Manhattan Associates was the second top contributing position in 2021’s first half. The company develops and provides technology-based supply chain software solutions that help companies manage the effectiveness and efficiency of supply chains. Manhattan reported 1Q21 results in late April that included record first-quarter revenue, robust demand for its cloud-based solutions, and increased guidance for the remainder of 2021. The company also believes it can benefit from several secular tailwinds, such as the digitalization of businesses, the shift to more flexible multifunction facilities for brick-and-mortar stores, innovative inventory management solutions, and shorter fulfillment timelines. All of these trends are helping to spur demand for its products. It exemplifies a key theme in Premier’s portfolio: a business that proved its durability during the recession and has so far emerged with greater earnings and cash flow power as the economy recovers.

Haemonetics Corporation designs and manufactures automated systems for the collection, processing, and surgical salvage of donor and patient blood while also offering related information services and data management software. It was the largest detractor for the year-to-date period as its shares suffered a significant decline in April with the departure of a large customer in plasma distribution. Confident in the company’s expertise in its niche, we held shares at the end of June. The next top detractor at the position level was GCM Grosvenor, an investment management company focused on private equity, infrastructure investments, real estate, credit finance, and absolute return. Its shares fell after the company reported fiscal first-quarter results in mid-May that showed better-than-expected revenues but earnings that seemed to fall short of other investors’ expectations. We added a meaningful amount of shares in January before slightly trimming our position in May as part of a portfolio-wide effort to raise cash.

The Fund’s relative disadvantage for the year-to-date period was due largely to ineffective stock selection, though sector allocation also detracted slightly from relative performance. Consumer Discretionary was the largest relative detractor on a sector basis due to weak stock selection as well as our underweight in this outperforming sector for the benchmark. Having no exposure to two strong industry performers—specialty retail and (to a lesser extent) hotels, restaurants & leisure—accounted for most of the performance shortfall. Financials was the second largest sector detractor due exclusively to lagging stock selection, largely in capital markets. Perhaps surprisingly, Health Care was the biggest relative contributor in the first half of 2021, thanks to our underweight in this underperforming sector. The Fund’s lack of exposure to the lagging biotechnology industry was particularly additive to relative performance. Utilities was the second largest relative contributor for a similar reason—the Fund had no holdings in this underperforming sector.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/21 (%)[1]		Year-to-Date Through 6/30/21 (%)[2]

Coherent	1.06	Haemonetics Corporation	-0.90
Manhattan Associates	0.78	GCM Grosvenor Cl . A	-0.32
Bio-Techne	0.75	Ritchie Bros. Auctioneers	-0.26
Valmont Industries	0.75	Ashmore Group	-0.14
Lindsay Corporation	0.68	ESCO Technologies	-0.12
[1] includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The first half was a challenging relative performance period as low profitability and high leverage small caps did best, the opposite of the attributes that we seek. Corporate high yield spreads also contracted, which, while historically supportive for the Fund’s absolute returns, has also whipped up headwinds for its relative results. However, from the starting point of low high yield spreads, the Fund’s relative results have been very attractive throughout its nearly three decades of history. The Fund has also produced its greatest excess relative return in five-year periods with single digit returns, which is our expected range for the small cap index over the intermediate term. From a portfolio positioning standpoint, we raised cash throughout the second quarter. Sales have largely been focused on reducing weightings in some of our highest valuation holdings, which may be more vulnerable to price declines, and in companies where we still have long-term conviction—but where the near-term price appreciation seems a bit excessive. We are actively researching potential holdings and are prepared if market volatility gives us the opportunity to build existing holdings at more attractive prices.

20 | The Royce Funds 2021 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/21
	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)
RPR	10.38	41.91	12.97	16.15	10.06	9.70	10.84	11.56	11.92
Annual Operating Expenses: 1.21%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

20 Years Through 6/30/21

On a monthly rolling basis, The Fund outperformed the Russell 2000 in 66% of all 10-year periods; 57% of all 5-year periods; and 60% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	80/121	66%	10.0	9.1
5-year	104/181	57%	10.3	9.0
1-year	137/229	60%	12.2	11.0

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 6/30/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 12/31/91 as of 6/30/21 ($)

Top 10 Positions

% of Net Assets

Morningstar	2.9
Lincoln Electric Holdings	2.7
MKS Instruments	2.6
John Bean Technologies	2.6
Lindsay Corporation	2.5
Valmont Industries	2.5
Quaker Chemical	2.3
Reliance Steel & Aluminum	2.2
Kennedy-Wilson Holdings	2.2
Rogers Corporation	2.2

Portfolio Sector Breakdown

% of Net Assets

Industrials	31.9
Information Technology	21.1
Financials	13.4
Materials	8.3
Consumer Discretionary	6.8
Health Care	6.0
Real Estate	2.4
Consumer Staples	1.6
Cash and Cash Equivalents	8.5

Calendar Year Total Returns (%)

YEAR	RPR
2020	11.5
2019	34.1
2018	-10.4
2017	23.8
2016	23.0
2015	-9.9
2014	-0.9
2013	27.7
2012	11.4
2011	-0.9
2010	26.5
2009	33.3
2008	-28.3
2007	12.7
2006	8.8

Upside/Downside Capture Ratios

Periods Ended 6/30/21 (%)

	UPSIDE	DOWNSIDE
10-Year	84	87
From 12/31/91 (Start of Fund’s First Full Quarter)	91	73

Portfolio Diagnostics

Fund Net Assets	$1,795 million
Number of Holdings	56
Turnover Rate	10%
Average Market Capitalization[1]	$4,381 million
Weighted Average P/E Ratio[2,3]	30.4x
Weighted Average P/B Ratio[2]	3.5x
Active Share[4]	98%
U.S. Investments (% of Net Assets)	85.4%
Non-U.S. Investments (% of Net Assets)	6.1%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/21).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Premier Fund at 6/30/19 for financial reporting purposes, and as a result the net asset values shareholder transactions on that date and the calendar year total returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Semiannual Report to Shareholders  |  21

MANAGER’S DISCUSSION (UNAUDITED)

Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA®

FUND PERFORMANCE

Royce Small-Cap Value Fund gained 23.1% for the year-to-date period ended 6/30/21, underperforming the Russell 2000 Value Index (+26.7%) while outpacing the Russell 2000 Index (+17.5%) for the same period.

WHAT WORKED... AND WHAT DIDN’T

All nine of the equity sectors in which the portfolio held investments made positive contributions to performance in 2021’s first half. The Fund’s largest weighting, Industrials, made the most sizable positive contribution followed closely by Consumer Discretionary and Information Technology. Real Estate, Consumer Staples, and Energy made the smallest positive contributions to performance.

Discount footwear retailer Shoe Carnival was the top contributing position, benefiting from substantial sales growth as high demand allowed it to sell shoes at full price rather than resort to discounting, boosting the company’s profits and expanding its margins. Kulicke & Soffa Industries—which designs and manufactures capital equipment, related spare parts, and packaging materials used to assemble semiconductor devices—reported strong results for its fiscal second quarter in May, citing increased global reliance on semiconductors and the growing capital intensity within the assembly process as the primary drivers behind its recent success. Kulicke & Soffa’s business also benefited from restoked demand for chips. In addition, the company was added to the Russell 2000 in May, helping to further lift its stock price. Our third best contributor was lease-to-own retailer The Aaron’s Company. Tightening credit for lower income Americans was relieved to a large degree by PPE money, which helped the company’s key rent-to-own furniture and appliance business. The company also reported first-quarter results in April that included higher revenues, much improved earnings, and raised guidance for the rest of 2021.

Conversely, specialty insurer and reinsurer James River Group Holdings caused the biggest drag on performance for the year-to-date period ended 6/30/21. Its shares were hit hard in May when the company announced a significant reserve charge related to its commercial auto business, specifically Uber, which led James River to stop writing new policies with the ride share company at the end of 2019. A larger-than-expected number of Uber-related legacy claims, however, led the company to meaningfully add to these reserves, which created a consequent negative impact on capital levels that in turn saw James River issue equity, the dilutive effect of which led its shares rapidly downward. Hopeful for an eventual turnaround, we held shares at the end of June. We also held a position in Florida-based Heritage Insurance Holdings at the end of the period. Stormy weather in the Southeast U.S. led to higher-than-anticipated losses that crimped profits. However, its competitors are facing considerable financial pressure, and Florida is implementing price increases for home insurance, both of which should help Heritage to rebound. In 2020, Aaron’s separated into two independent, publicly traded companies: the aforementioned mentioned Aaron’s Company and PROG Holdings. The latter, which offers a variety of non-traditional financial solutions for low income or credit-challenged consumers, was the Fund’s third-biggest detractor. Its shares were volatile through the first half, especially after the company announced solid first-quarter results in April that nonetheless seemed to disappoint investors. We like the company’s innovative financial and technological services and added to our stake through the first half.

Relative to the Russell 2000 Value for 2021’s first half, sector allocation decisions and ineffective stock selection equally hampered performance. Energy, the sector with the most sizable negative impact, detracted due to our lower weighting. Financials and Communication Services followed as a result of our ineffective stock picks, with sector allocation equally detracting in the latter. On the other hand, Information Technology benefited from savvy stock selection, while our lack of exposure to Utilities and our lower weighting in Real Estate were also additive.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/21 (%)[1]		Year-to-Date Through 6/30/21 (%)[2]
Shoe Carnival	1.58	James River Group Holdings	-0.31
Kulicke & Soffa Industries	1.52	Heritage Insurance Holdings	-0.16
Aaron’s Company (The)	1.16	PROG Holdings	-0.12
Rent-A-Center	1.14	La-Z-Boy	-0.12
ArcBest	1.13	BioDelivery Sciences International	-0.10
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

Given the backdrop of ample liquidity and a rebounding economy, we believe that inflation is likely to grow, with Fed policy crucial to managing its effects. We think earnings for 2021 should remain strong as they’re being measured off 2020’s recession. However, the earnings picture for 2022 is unclear due to the current uncertainty in the market. We’re populating the portfolio with companies we believe will hold up well in the current murky climate, even if they’re currently out of favor for reasons we see as likely to prove short lived. Our heavy exposures to Industrials, Consumer Discretionary, and Financials best exemplify this. Industries such as construction & engineering in Industrials look attractive to us as they seem best positioned to deal with current supply chain issues and look more than capable of passing on costs in our inflationary environment. Constricted supply and high demand in Consumer Discretionary have attracted us to companies involved in household goods and furniture, because we anticipate that sales should remain robust. While rising rates and a steeper yield curve may bode well for banks, loan growth remains weak. However, a strengthening economy may fix that and, moreover, we believe the market still has an upward, though more modest, trajectory.

22 | The Royce Funds 2021 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVFX RVVHX RVFCX RVVRX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/21

	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (6/14/01)
RVV	23.08	60.08	5.65	9.27	5.69	6.31	8.92	9.12
Annual Gross Operating Expenses: 1.62%			Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 6/30/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 6/14/01 as of 6/30/21 ($)

Top 10 Positions

% of Net Assets

Evercore Cl. A	2.4
Kulicke & Soffa Industries	2.4
Shoe Carnival	2.3
PulteGroup	2.3
Sanmina Corporation	2.3
Rent-A-Center	2.3
Molina Healthcare	2.1
Vishay Intertechnology	2.1
La-Z-Boy	2.0
Aaron’s Company (The)	2.0

Portfolio Sector Breakdown

% of Net Assets

Industrials	22.9
Financials	22.9
Consumer Discretionary	22.0
Information Technology	19.5
Health Care	7.7
Communication Services	1.4
Energy	0.5
Real Estate	0.4
Consumer Staples	0.4
Cash and Cash Equivalents	2.3

Calendar Year Total Returns (%)

YEAR	RVV
2020	-6.5
2019	18.2
2018	-7.2
2017	5.3
2016	21.1
2015	-11.5
2014	-0.0
2013	27.8
2012	9.6
2011	-7.4
2010	25.0
2009	44.7
2008	-34.2
2007	3.8
2006	16.8

Upside/Downside Capture Ratios

Periods Ended 6/30/21 (%)

	UPSIDE	DOWNSIDE
10-Year	80	104
From 6/30/01 (Start of Fund’s First Full Quarter)	94	92

Portfolio Diagnostics

Fund Net Assets	$142 million
Number of Holdings	95
Turnover Rate	28%
Average Market Capitalization[1]	$1,561 million
Weighted Average P/E Ratio[2,3]	13.7x
Weighted Average P/B Ratio[2]	2.0x
Active Share[4]	96%
U.S. Investments (% of Net Assets)	94.2%
Non-U.S. Investments (% of Net Assets)	3.5%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/21).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Small-Cap Value Fund at 6/30/16 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2022. Regarding the”Top Contributors” and”Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Semiannual Report to Shareholders  |  23

MANAGER’S DISCUSSION (UNAUDITED)

Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA®

FUND PERFORMANCE

For the year-to-date period ended 6/30/21, Royce Smaller-Companies Growth Fund advanced 18.9%, outperforming both the Russell 2000 (+17.5%) and Russell 2000 Growth (+9.0%) Indexes for the same period. The Fund’s recent impressive results helped it to beat both indexes for the one-, three-, and five-year periods while also outpacing the Russell 2000—its primary benchmark—for the 10-, 15-, 20-year, and since inception (6/14/01) periods ended 6/30/21.

WHAT WORKED… AND WHAT DIDN’T

Eight of the Fund’s 10 equity sectors finished the year’s first half in the black. Health Care and Information Technology—the portfolio’s biggest weightings—made outsized positive contributions to performance, followed by Communication Services. Utilities and Materials, which were among the Fund’s three lowest portfolio weights, were the only sectors that detracted from performance while Real Estate, another low weighting, made the smallest contribution. The Fund’s top two contributing sectors furnished its three best contributors at the industry level: health care equipment, semiconductors & semiconductor equipment, and healthcare providers & services. The industries that made the largest (albeit modest) negative impact on performance came from three different sectors—electrical equipment (Industrials), diversified consumer services (Consumer Discretionary), and communications equipment (Information Technology).

The Fund’s best contributing position was The Joint Corporation, which operates and franchises chiropractic clinics. Its shares had already languished for a few years when we began building our position. We liked the recurring revenues of Joint’s franchise model as well as its more recent focus on ramping up its own stores that have thinner margins but higher revenues. The company navigated the pandemic successfully—being deemed an essential service helped—and chiropractic treatment has outgrown the stigma it had decades ago. In May, Joint reported increased revenue and a growing business while also raising guidance, leading its stock upward. Canadian sports media and online betting company Score Media and Gaming came next. The online sports betting industry is gaining traction on a global basis, and as the leading site in Canada for sports news and fantasy leagues, Score is also prepared to benefit from its home country’s efforts to legalize online sports gambling.

Aspen Group, the portfolio’s top detractor in 2021’s first half, is a for profit college specializing in nursing and related programs. Enrollment rates were strong prior to COVID, later dipping through the worst days of the pandemic. This decline drove some large investors away from this micro-cap stock, but enrollments have since re-accelerated, boosting our confidence in an eventual recovery for the stock. We added shares in March and May. With Blue Prism Group, which makes Robotic Process Automation (“RPA”) software, we chose to exit the position. RPA is an emerging technology area, and the company was one of the few pure plays in what we expect to be a key growth area, although it proved to not be as well-managed as we’d like.

Relative to the Russell 2000 in 2021’s first half, outperformance came from stock selection as sector allocation detracted from results. Our biggest advantage on a sector level came from stock selection in Health Care, where our holdings significantly outpaced both the sector within the benchmark and the index as a whole. Next came the additive effects of our overweight in Communication Services and stock picks in Information Technology. Conversely, we were hurt versus the benchmark by a combination of ineffective stock selection and our lower weighting in Consumer Discretionary, our cash position, and the Fund’s lack of exposure to the resurgent Energy sector.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/21 (%)[1]		Year-to-Date Through 6/30/21 (%)[2]
Joint Corp. (The)	1.53	Aspen Group	-0.45
Score Media and Gaming Cl. A	1.42	Blue Prism Group	-0.42
MagnaChip Semiconductor	1.40	Beam Global	-0.42
InMode	1.23	Motorsport Games Cl. A	-0.40
STAAR Surgical	1.19	Rush Street Interactive Cl. A	-0.38
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

During the first half of 2021, we trimmed certain high multiple stocks earlier in the year while maintaining larger positions in those that we see as best positioned for long-term growth, including InMode, which makes state-of-the-art light, laser, and radio frequency devices for the aesthetic treatment of the face, body, and skin; Avid Bioservices, a contract development and manufacturing organization that provides process development and manufacturing practices for biotechnology companies engaged in gene editing; and Oxford Biomedica, a biopharmaceutical company involved in the research, development, and bioprocessing of lentiviral vector and cell therapy products for the treatment of various diseases. We made these changes based on the idea that earnings growth will continue to drive small cap performance. Eventually, the Fed will need to taper, whether due to continued inflationary and wage pressures or economic acceleration, but that scenario may take years to play out. The fact that COVID cases and attendant fears have lingered will also keep developed countries’ feet on the gas pedal. Leadership has rotated from small-cap growth to small-cap value, though the valuation gap remains wide, which suggests that value should continue to outperform in the near term. It’s also true that investors are perennially searching for “the next big thing,” and the U.S. continues to be a fertile source of innovation and leadership. Each of these factors underscores our confidence.

24 | The Royce Funds 2021 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/21

	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (6/14/01)
RVP	18.90	73.78	21.31	21.34	13.08	9.73	12.85	13.12
Annual Gross Operating Expenses: 1.54%				Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 6/30/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 6/14/01 as of 6/30/21 ($)

Top 10 Positions
% of Net Assets

Enthusiast Gaming Holdings	3.3
Unisys Corporation	3.0
MagnaChip Semiconductor	2.7
Iteris	2.4
Lawson Products	2.4
InMode	2.3
STAAR Surgical	2.3
CareDx	1.8
Sea Cl. A ADR	1.8
Avid Bioservices	1.7

Portfolio Sector Breakdown

% of Net Assets

Health Care	30.2
Information Technology	25.3
Industrials	12.9
Consumer Discretionary	8.5
Communication Services	6.5
Financials	6.1
Materials	1.6
Consumer Staples	1.4
Real Estate	0.9
Cash and Cash Equivalents	6.6

Calendar Year Total Returns (%)

YEAR	RVP
2020	49.3
2019	23.7
2018	-10.2
2017	17.8
2016	9.4
2015	-1.8
2014	3.9
2013	32.5
2012	15.3
2011	-10.0
2010	19.7
2009	41.4
2008	-41.1
2007	3.2
2006	19.3

Upside/Downside Capture Ratios

Periods Ended 6/30/21 (%)

	UPSIDE	DOWNSIDE
10-Year	105	103
From 6/30/01 (Start of Fund’s First Full Quarter)	115	99

Portfolio Diagnostics

Fund Net Assets	$357 million
Number of Holdings	109
Turnover Rate	29%
Average Market Capitalization[1]	$1,562 million
Weighted Average P/B Ratio[2]	4.5x
3-5 Year EPS Growth (est.)[3]	23.3%
Active Share[4]	95%
U.S. Investments (% of Net Assets)	75.2%
Non-U.S. Investments (% of Net Assets)	18.2%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2022. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Semiannual Report to Shareholders | 25

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA®
Steven McBoyle

FUND PERFORMANCE

For the year-to-date period ended 6/30/21, Royce Special Equity Fund advanced 14.2%, trailing its primary benchmark, the Russell 2000 Value Index, which gained 26.7%, and the Russell 2000 Index, which rose 17.5%, for the same period.

WHAT WORKED… AND WHAT DIDN’T

For the year-to-date period ended 6/30/21, all nine of the equity sectors in which the Fund held investments contributed to performance, led by Industrials, Information Technology, and Consumer Discretionary. Real Estate, Health Care, and Financials—three of the portfolio’s five lowest weightings at the end of the first half—made the smallest contributions to performance.

At the industry level, Information Technology’s semiconductors & semiconductor equipment industry contributed most by a wide margin for the year-to-date period ended 6/30/21. The industry was driven by the strength of Kulicke & Soffa Industries as well as a strong six months for Axcelis Technologies. Kulicke & Soffa designs, manufactures, and markets capital equipment and packaging materials (as well as service, maintenance, repair, and upgrade equipment that are used in semiconductor device assembly). Axcelis Technologies designs, manufactures, and services ion implantation, dry strip, thermal processing, and curing equipment, all of which are necessary in the fabrication of semiconductor chips. Auto components (Consumer Discretionary) came next among industry contributors, driven by positive results for Cooper Tire & Rubber, which was acquired by Goodyear at a hefty premium in June.

Other notable positive contributors at the position level included Meredith Corporation, a media and marketing company involved in magazine and book publishing, television broadcasting, integrated marketing, digital advertising, and interactive media. National Presto Industries also contributed meaningfully to first-half results. The company has two main businesses: Housewares & Small Appliances and Defense Products.

Only three industries detracted from year-to-date performance. The top two detracting industries were also home to the holdings that had the biggest negative effect at the position level. First came Information Technology’s IT services group, where Computer Services, whose expertise includes bank payment processing, cloud-based banking security, and regulatory compliance services to financial institutions and other corporate customers, had the biggest negative impact. Food & staples retailing (Consumer Staples) came next, due entirely to a poor showing from the second-largest detracting position in 2021’s first half—Ingles Markets, which operates a supermarket chain in the southeastern U.S. The smallest negative impact at the industry level came from Consumer Discretionary’s hotels, restaurants & leisure industry. Of the two other holdings that hurt performance in 2021’s first six months, International Money Express, which provides funds and data transfer services from the U.S. to Latin America and the Caribbean, came third. We exited the position in May. Rounding out the gang of four detractors was Bowl America, which offers bowling, food and beverages, and game rooms for a U.S. customer base.

Year-to-date through 6/30/21, relative underperformance mostly resulted from stock selection, though sector allocation also detracted. Stock picks in Consumer Discretionary—along with the Fund’s cash position—hindered results most. The Fund was also hurt by its lack of exposure to the resurgent Energy sector. Helping relative performance were the portfolio’s much lower weighting in Financials and its lack of exposure to Utilities, while its lower allocation to Health Care provided a more modest relative benefit. Each of these three sectors lagged the small-cap value index in 2021’s first half.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/21(%)[1]		Year-to-Date Through 6/30/21(%)[2]
Kulicke & Soffa Industries	2.53	Computer Services	-0.15
Cooper Tire & Rubber	1.57	Ingles Markets Cl. A	-0.10
Meredith Corporation	0.82	International Money Express	-0.06
National Presto Industries	0.80	Bowl America Cl. A	-0.01
Axcelis Technologies	0.73	Sterling Construction	0.03
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

Historically, the market has been most challenged when profit margins are rolling over in a declining pattern. While not yet evident, it is something worth watching closely. Increased input costs need to be recaptured in prices for margins to hold. Related to this is the question of whether the productivity gains we have seen over the last several months can continue. Perhaps more than ever before, the durability of productivity improvements is critical. Time will tell, of course. As for our own preference for value and cyclical names, there is, in our view, a possible nascent positive development (though we are not there yet) in that the popularity of picking equities via macro themes, such as lockdowns and reopenings, appears to be coming to an end. If so, stock selection should matter more. Differentiation at the company level seems likely to become even more important, especially as earnings comparisons for the second, third, and fourth quarters this year will prove far easier than next. We believe the vast majority of those gains are already reflected in full-year earnings figures. We expect that an environment in which investors are more focused on individual companies could potentially benefit our intensive approach to stock selection.

26 | The Royce Funds 2021 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/21

	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (5/1/98)
RSE	14.16	36.27	7.69	10.39	8.58	8.28	9.69	9.00
Annual Operating Expenses: 1.23%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 6/30/21

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 Value in 86% of all 10-year periods and 60% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG[1]	INDEX AVG[1]
10-year	104/121	86%	0.56	0.45
5-year	109/181	60%	0.55	0.50

1Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 6/30/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 5/1/98 as of 6/30/21 ($)

Top 10 Positions

% of Net Assets

Kulicke & Soffa Industries	4.8
Johnson Outdoors Cl. A	4.7
Standard Motor Products	4.3
John B. Sanfilippo & Son	4.3
Huntsman Corporation	4.1
Computer Services	4.0
Ingles Markets Cl. A	3.8
National Presto Industries	3.8
Hooker Furniture	3.6
Flexsteel Industries	2.8

Portfolio Sector Breakdown

% of Net Assets

Industrials	24.1
Consumer Discretionary	20.1
Information Technology	15.4
Consumer Staples	8.2
Financials	5.4
Materials	5.2
Communication Services	2.5
Real Estate	2.5
Health Care	2.0
Cash and Cash Equivalents	14.6

Calendar Year Total Returns (%)

YEAR	RSE
2020	7.4
2019	12.6
2018	-9.9
2017	7.9
2016	32.2
2015	-12.4
2014	1.1
2013	29.4
2012	15.4
2011	0.1
2010	19.6
2009	28.4
2008	-19.6
2007	4.7
2006	14.0

Upside/Downside Capture Ratios

Periods Ended 6/30/21 (%)

	UPSIDE	DOWNSIDE
10-Year	76	75
From 6/30/98 (Start of Fund’s First Full Quarter)	79	66

Portfolio Diagnostics

Fund Net Assets	$1,104 million
Number of Holdings	38
Turnover Rate	23%
Average Market Capitalization[1]	$1,352 million
Weighted Average P/E Ratio[2,3]	15.6x
Weighted Average P/B Ratio[2]	2.3x
Active Share[4]	99%
U.S. Investments (% of Net Assets)	80.6%
Non-U.S. Investments (% of Net Assets)	4.8%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/21).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Semiannual Report to Shareholders | 27

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Total Return Fund (RTR)

Miles Lewis, CFA®
Chuck Royce

FUND PERFORMANCE

Royce Total Return Fund advanced 19.8% for the year-to-date period ended 6/30/21, underperforming its primary benchmark, the Russell 2000 Value Index, which gained 26.7%, but ahead of the Russell 2000 Index, which returned 17.5% for the same period.

WHAT WORKED… AND WHAT DIDN’T

Each of the Fund’s 11 equity sectors finished the year-to-date period ended 6/30/21 in the black. Financials, the Fund’s largest weighting, made by far the largest positive impact, followed by Industrials and Information Technology, the portfolio’s second and fourth largest weightings, respectively. Utilities, Real Estate, and Health Care made the smallest positive impacts.

The Fund’s top contributing position in the first half was Signature Bank, a New York City metro focused commercial lender. Its shares suffered—and its valuation grew more attractive—in 2020 as investors fretted about New York City’s commercial real estate market and the potential losses in Signature’s loan portfolio. Regional bank stocks then began to recover when vaccines were approved in the fall of 2020, and Signature was no exception. Since that time, Signature has delivered on its growth model with robust loan and deposit growth, as well as a rising stock price. Our next top contributor was Triumph Bancorp, where the market’s recognition of the bank’s fintech expertise validated our original investment thesis. The company saw a quarterly record for invoices—which increased more than 400% from 2020—while invoices processed per carrier increased more than 190%. Triumph also boasts a strong market share in U.S. transportation (via Triumph Business Capital) and has successfully expanded that segment into payment processing for the trucking industry through its Triumph Pay (T-Pay) platform. These positive developments all helped its stock to climb in the first half.

Shares of insurer James River Group Holdings were hit hard in May when the company announced a significant reserve charge related to its commercial auto business, specifically Uber, which led James River to stop writing new policies with the ride share company at the end of 2019. A larger-than-expected number of Uber-related legacy claims, however, led the company to meaningfully add to these reserves, which created a consequent negative impact on capital levels that in turn saw James River issue equity, the dilutive effect of which led its shares rapidly downward. Our subsequent due diligence, coupled with our long history with the company and the strong fundamentals of the E&S (“Excess & Surplus”) marketplace in which it has historically been successful, gave us the confidence to build our position. RenaissanceRe or “RenRe” has enjoyed many years of success in the reinsurance industry due to its use of internal models and databases to help price risk more accurately than its peers, which rely heavily on third-party models. Unfortunately, investors seemed uninterested or unaware of this distinction, as its shares fell along with most of the broader P&C (“property & casualty”) insurance industry in the first half. RenRe believes its current book of business will be profitable, and our research is in line with that estimate. In addition to its attractive valuation, we like the robust fundamentals we see throughout the P&C industry and believe RenRe is poised to ultimately benefit.

Relative to the Russell 2000 Value in 2021’s first half, ineffective stock selection and sector allocation decisions detracted from performance, with the former making the bigger negative impact. Stock selection and our lower exposure to Consumer Discretionary and Energy hurt relative performance, with stock selection having a larger effect in the former sector. Stock picking also hindered relative results in Materials. By contrast, our lower weighting in Utilities was additive, as were stock selection in Financials and, more modestly, our higher weighting in Information Technology.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/21 (%)[1]		Year-to-Date Through 6/30/21 (%)[2]
Signature Bank	1.20	James River Group Holdings	-0.34
Triumph Bancorp	1.07	RenaissanceRe Holdings	-0.11
Kulicke & Soffa Industries	0.96	Trean Insurance Group	-0.10
Deluxe Corporation	0.78	Equity Commonwealth	-0.08
First Citizens BancShares Cl. A	0.70	TGS	-0.07
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

While the market’s recent preoccupation with certain meme stocks may have dampened the attraction of more prosaic stocks—those that pay dividends, generate cash, and have low debt—we have been happy to build positions in these consistent business models at what we believe are very attractive valuations. In addition to regional banks and P&C insurers, we remain constructive on areas such as high-quality cyclical industrials and certain pockets of the Consumer Discretionary sector. U.S. consumers are in excellent financial shape, with increased savings and lower debt service versus pre-pandemic levels and are thus able to spend. Within the apparel industry, supply chain disruptions—first challenged by COVID and more recently by revived demand—have resulted in very lean inventories, which typically give sellers more pricing power as strong demand frees retailers from the obligation to be promotional, thus improving gross margins for holdings such as Levi’s and Ralph Lauren. The competitive landscape within restaurants has been similarly disrupted. Asset light restaurant companies such as Denny’s should see structurally higher growth rates over the next few years. Finally, we continue to closely monitor inflation, which virtually all of our holdings are experiencing, and believe that the portfolio is well positioned for a period of rising prices in the U.S. economy.

28 | The Royce Funds 2021 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/21

	JAN-JUN 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/15/93)
RTR	19.80	50.45	10.15	12.10	9.87	8.10	8.96	10.05	10.76
Annual Operating Expenses: 1.25%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 6/30/21

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 Value in 100% of all 10-year periods and 93% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG[1]	INDEX AVG[1]
10-year	121/121	100%	0.52	0.45
5-year	168/181	93%	0.58	0.50

1Average of monthly rolling Sharpe Ratios over the speciffed periods.

Morningstar Style Map™ As of 6/30/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 12/15/93 as of 6/30/21 ($)

Top 10 Positions

% of Net Assets

Vontier Corporation	2.4
Compass Diversified Holdings	1.9
Independent Bank Group	1.9
Element Solutions	1.9
Carlisle Companies	1.9
James River Group Holdings	1.8
Graphic Packaging Holding Company	1.8
Levi Strauss & Co. Cl. A	1.7
Minerals Technologies	1.7
MSC Industrial Direct Cl. A	1.7

Portfolio Sector Breakdown

% of Net Assets

Financials	40.6
Industrials	22.6
Materials	9.5
Information Technology	8.4
Consumer Discretionary	7.2
Energy	2.9
Consumer Staples	2.8
Real Estate	2.4
Communication Services	1.7
Health Care	0.8
Preferred Stock	0.1
Cash and Cash Equivalents	1.0

Calendar Year Total Returns (%)

YEAR	RTR
2020	3.8
2019	23.5
2018	-12.5
2017	13.7
2016	25.9
2015	-7.2
2014	1.3
2013	32.8
2012	14.4
2011	-1.7
2010	23.5
2009	26.2
2008	-31.2
2007	2.4
2006	14.5

Upside/Downside Capture Ratios

Periods Ended 6/30/21 (%)

	UPSIDE	DOWNSIDE
10-Year	85	81
From 12/31/93 (Start of Fund’s First Full Quarter)	86	70

Portfolio Diagnostics

Fund Net Assets	$1,549 million
Number of Holdings	107
Turnover Rate	36%
Average Market Capitalization[1]	$3,330 million
Weighted Average P/E Ratio[2,3]	17.1x
Weighted Average P/B Ratio[2]	2.2x
Active Share[4]	96%
U.S. Investments (% of Net Assets)	86.1%
Non-U.S. Investments (% of Net Assets)	12.9%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 6/30/21).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Total Return Fund at 6/30/17 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Semiannual Report to Shareholders | 29

Schedules of Investments

Royce Dividend Value Fund
Common Stocks – 91.7%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 6.6%
AUTO COMPONENTS - 0.9%
Nokian Renkaat	18,000	$726,747
HOUSEHOLD DURABLES - 0.8%
PulteGroup	10,900	594,813
SPECIALTY RETAIL - 4.9%
American Eagle Outfitters	24,345	913,668
Rent-A-Center	36,466	1,935,250
USS	56,000	976,894
		3,825,812
Total (Cost $2,370,193)		5,147,372

ENERGY – 1.3%
ENERGY EQUIPMENT & SERVICES - 0.5%
TGS	32,400	412,989
OIL, GAS & CONSUMABLE FUELS - 0.8%
Gaztransport Et Technigaz	7,800	629,847
Total (Cost $1,196,477)		1,042,836

FINANCIALS – 27.3%
BANKS - 4.1%
Bank of Georgia Group [1]	39,500	734,366
BOK Financial	15,414	1,334,853
Triumph Bancorp [1]	15,000	1,113,750
		3,182,969
CAPITAL MARKETS - 23.2%
Ashmore Group	244,300	1,301,070
B3-Brasil, Bolsa, Balcao	336,600	1,138,287
Bolsa Mexicana de Valores	444,000	980,034
Carlyle Group	71,520	3,324,250
Coronation Fund Managers	153,700	522,020
Evercore Cl. A	13,500	1,900,395
Jupiter Fund Management	225,700	880,434
KKR & Co.	16,338	967,863
Moelis & Company Cl. A	19,359	1,101,334
SEI Investments	37,900	2,348,663
Sprott	58,860	2,316,698
State Street	16,800	1,382,304
		18,163,352
Total (Cost $11,238,290)		21,346,321

HEALTH CARE – 3.2%
HEALTH CARE PROVIDERS & SERVICES - 0.7%
Ensign Group (The)	5,951	515,773
PHARMACEUTICALS - 2.5%
Recordati Industria Chimica e Farmaceutica	24,210	1,383,678
Santen Pharmaceutical	41,600	572,915
		1,956,593
Total (Cost $626,525)		2,472,366

INDUSTRIALS – 34.4%
AEROSPACE & DEFENSE - 3.7%
HEICO Corporation Cl. A	23,259	2,888,303
BUILDING PRODUCTS - 0.8%
Geberit	800	600,054
COMMERCIAL SERVICES & SUPPLIES - 0.6%
Healthcare Services Group	15,700	495,649
CONSTRUCTION & ENGINEERING - 0.9%
Comfort Systems USA	8,959	705,880
ELECTRICAL EQUIPMENT - 2.7%
Hubbell Incorporated	11,462	2,141,560

MACHINERY - 11.1%
Graco	25,224	1,909,457
Lincoln Electric Holdings	10,022	1,319,998
Lindsay Corporation	17,400	2,875,872
Spirax-Sarco Engineering	13,478	2,538,396
		8,643,723
MARINE - 2.0%
Clarkson	35,040	1,546,219
PROFESSIONAL SERVICES - 8.5%
KBR	80,690	3,078,323
Korn Ferry	10,023	727,169
ManpowerGroup	19,300	2,294,963
Robert Half International	5,994	533,286
		6,633,741
ROAD & RAIL - 0.5%
Werner Enterprises	8,643	384,786
TRADING COMPANIES & DISTRIBUTORS - 3.6%
Applied Industrial Technologies	31,294	2,849,632
Total (Cost $8,381,404)		26,889,547

INFORMATION TECHNOLOGY – 1.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.2%
Vishay Intertechnology	42,497	958,307
SOFTWARE - 0.7%
SimCorp	4,200	527,206
Total (Cost $680,418)		1,485,513

MATERIALS – 17.0%
CHEMICALS - 2.8%
Quaker Chemical	9,137	2,167,205
CONTAINERS & PACKAGING - 3.7%
AptarGroup	20,396	2,872,573
METALS & MINING - 10.5%
Franco-Nevada	18,335	2,659,858
Reliance Steel & Aluminum	10,288	1,552,459
Royal Gold	11,600	1,323,560
Worthington Industries	44,460	2,720,063
		8,255,940
Total (Cost $3,760,557)		13,295,718

TOTAL COMMON STOCKS
(Cost $28,253,864)		71,679,673

REPURCHASE AGREEMENT– 8.3%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$6,490,181 (collateralized by obligations of various U.S. Government Agencies, 1.25% due

6/30/28, valued at $6,620,035)

(Cost $6,490,181)		6,490,181

TOTAL INVESTMENTS – 100.0%
(Cost $34,744,045)		78,169,854

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%		(17,751)

NET ASSETS – 100.0%		$78,152,103

30 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Royce Global Financial Services Fund
Common Stocks – 89.1%
	SHARES	VALUE

BANKS - 14.5%
BOK Financial	10,450	$904,970
Bryn Mawr Bank	10,000	421,900
Cadence Bancorporation Cl. A	15,887	331,721
Capital City Bank Group	16,988	438,120
First Citizens BancShares Cl. A	1,828	1,522,249
First Republic Bank	2,599	486,455
Popular	20,063	1,505,728
TriState Capital Holdings [1]	11,600	236,524
Umpqua Holdings	17,400	321,030
Total (Cost $3,172,676)		6,168,697

CAPITAL MARKETS - 46.2%
Ares Management Cl. A	14,986	952,960
Ashmore Group	157,000	836,136
Associated Capital Group Cl. A	7,000	272,020
B3-Brasil, Bolsa, Balcao	183,000	618,855
Bolsa Mexicana de Valores	174,000	384,067
Canaccord Genuity Group	113,715	1,245,764
Carlyle Group	22,300	1,036,504
Charles Schwab	14,671	1,068,195
Coronation Fund Managers	61,200	207,857
CRISIL	14,000	480,856
Egyptian Financial Group-Hermes Holding Company [1]	153,993	129,709
Hellenic Exchanges - Athens Stock Exchange	50,000	243,079
Intermediate Capital Group	39,111	1,149,132
IOOF Holdings	55,000	176,126
JSE	51,000	379,643
Jupiter Fund Management	106,900	417,007
KKR & Co.	19,120	1,132,669
MarketAxess Holdings	1,581	732,936
NZX	580,000	810,840
RF Capital Group [1]	108,000	182,962
Rothschild & Co	13,900	539,783
SEI Investments	7,950	492,661
Silvercrest Asset Management Group Cl. A	27,612	415,284
Sprott	40,500	1,594,059
StoneX Group [1]	9,846	597,357
Tel Aviv Stock Exchange	273,000	1,686,493
U.S. Global Investors Cl. A	165,500	1,024,445
Virtu Financial Cl. A	21,330	589,348
Warsaw Stock Exchange	9,500	118,694
Westaim Corporation (The) [1]	105,000	226,162
Total (Cost $9,711,348)		19,741,603

CLOSED-END FUNDS - 0.7%
Eagle Point Income	19,341	312,937
Total (Cost $384,693)		312,937

DIVERSIFIED FINANCIAL SERVICES - 2.2%
Banco Latinoamericano de Comercio
Exterior Cl. E	25,700	395,009
ECN Capital	75,000	562,681
Total (Cost $557,932)		957,690

HEALTH CARE PROVIDERS & SERVICES - 0.6%
Great Elm Group [1]	115,545	258,821
Total (Cost $419,653)		258,821

INSURANCE - 7.0%
Axis Capital Holdings	11,554	566,261
E-L Financial	1,638	1,240,459
†James River Group Holdings	18,700	701,624
†Trean Insurance Group [1]	32,600	491,608
Total (Cost $2,466,753)		2,999,952

IT SERVICES - 2.8%
Cass Information Systems	4,013	163,530
PayPal Holdings [1]	3,466	1,010,269
Total (Cost $292,954)		1,173,799

METALS & MINING - 3.2%
Franco-Nevada	9,523	1,381,502
Total (Cost $430,881)		1,381,502

PROFESSIONAL SERVICES - 0.7%
Dun & Bradstreet Holdings [1]	5,000	106,850
Quess Corp	17,756	195,369
Total (Cost $263,190)		302,219

REAL ESTATE MANAGEMENT & DEVELOPMENT - 7.9%
Altus Group	23,760	1,101,171
FirstService	8,379	1,434,988
FRP Holdings [1]	7,957	443,046
RMR Group (The) Cl. A	10,000	386,400
Total (Cost $1,471,633)		3,365,605

SOFTWARE - 2.3%
Benefitfocus [1]	10,600	149,460
Bottomline Technologies [1]	9,800	363,384
Envestnet [1]	6,000	455,160
Total (Cost $836,700)		968,004

THRIFTS & MORTGAGE FINANCE - 1.0%
Provident Bancorp	25,000	407,750
Total (Cost $313,394)		407,750

TRANSPORTATION INFRASTRUCTURE - 0.0%
Morgan Group Holding Co. [1,2]	156	881
Total (Cost $1,160)		881

TOTAL COMMON STOCKS
(Cost $20,322,967)		38,039,460

REPURCHASE AGREEMENT– 10.9%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$4,648,074 (collateralized by obligations of various U.S. Government Agencies, 1.25% due

6/30/28, valued at $4,741,061)

(Cost $4,648,074)		4,648,074

TOTAL INVESTMENTS – 100.0%
(Cost $24,971,041)		42,687,534

CASH AND OTHER ASSETS LESS LIABILITIES – 0.0%		17,329

NET ASSETS – 100.0%		$42,704,863

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 31

Schedules of Investments

Royce International Premier Fund
Common Stocks – 94.5%
	SHARES	VALUE

AUSTRALIA – 11.2%
Bravura Solutions	12,051,629	$31,723,804
Cochlear	93,400	17,628,311
Hansen Technologies	7,576,488	35,285,146
IPH	7,122,918	41,666,300
Technology One	2,363,800	16,504,136
Total (Cost $103,872,161)		142,807,697

BRAZIL – 2.3%
OdontoPrev	6,574,100	17,222,350
TOTVS	1,522,300	11,523,301
Total (Cost $26,528,708)		28,745,651

CANADA – 3.9%
Altus Group	317,300	14,705,457
†Enghouse Systems	336,800	14,995,153
LifeWorks	748,100	20,169,008
Total (Cost $36,212,587)		49,869,618

DENMARK – 2.7%
Chr. Hansen Holding	226,600	20,451,361
SimCorp	115,200	14,460,505
Total (Cost $28,428,833)		34,911,866

GERMANY – 5.1%
Amadeus Fire	100,598	18,393,607
Carl Zeiss Meditec	42,100	8,134,477
New Work	67,600	21,241,528
Norma Group	333,500	17,075,430
Total (Cost $44,412,487)		64,845,042

ICELAND – 2.8%
Marel	2,828,670	19,847,107
Ossur [1]	2,136,966	15,759,964
Total (Cost $26,153,042)		35,607,071

INDIA – 1.3%
AIA Engineering [1]	595,011	17,196,722
Total (Cost $14,168,432)		17,196,722

ITALY – 4.2%
Carel Industries	837,858	20,118,177
DiaSorin	87,563	16,560,541
GVS	998,435	16,349,582
Total (Cost $42,683,418)		53,028,300

JAPAN – 17.2%
As One	152,800	19,957,046
Benefit One	540,700	17,010,185
Daifuku	118,100	10,726,216
Fukui Computer Holdings	643,800	24,339,169
Medikit	344,000	9,753,814
Meitec Corporation	580,600	31,409,209
NSD	1,094,000	18,276,826
OBIC Business Consultants	314,000	18,145,551
TechnoPro Holdings	712,300	16,849,763
TKC Corporation	1,163,000	35,226,563
USS	1,020,900	17,809,120
Total (Cost $172,519,152)		219,503,462

NETHERLANDS – 4.7%
IMCD	192,700	30,641,052
Intertrust [1]	1,634,791	29,425,726
Total (Cost $42,506,726)		60,066,778

NEW ZEALAND – 1.0%
Fisher & Paykel Healthcare	605,000	13,160,494
Total (Cost $4,868,369)		13,160,494

SINGAPORE – 1.6%
XP Power	266,516	20,571,874
Total (Cost $7,033,715)		20,571,874

SOUTH KOREA – 1.4%
†NICE Information Service	818,600	18,245,225
Total (Cost $16,955,596)		18,245,225

SWEDEN – 8.8%
Alimak Group	1,220,800	19,913,729
Bravida Holding	1,165,928	16,866,114
Hexpol	1,538,600	19,003,052
Karnov Group	3,773,249	23,191,234
Lagercrantz Group	680,700	7,405,051
Loomis	811,000	25,368,329
Total (Cost $84,486,692)		111,747,509

SWITZERLAND – 7.7%
dormakaba Holding	37,600	25,622,048
Kardex Holding	83,300	19,266,361
LEM Holding	7,700	16,144,826
Partners Group Holding	12,200	18,479,654
VZ Holding	224,385	19,013,006
Total (Cost $62,081,801)		98,525,895

UNITED KINGDOM – 18.6%
Ashmore Group	2,969,650	15,815,479
AVEVA Group	233,895	11,997,121
Croda International	285,600	29,108,792
Diploma	234,698	9,428,061
†DiscoverIE Group	1,406,800	18,428,870
FDM Group Holdings	1,181,638	16,672,510
†Learning Technologies Group	6,511,300	16,942,320
Marlowe [1]	2,467,958	30,042,551
Restore [1]	5,326,839	28,737,603
Spirax-Sarco Engineering	153,700	28,947,288
Victrex	893,545	31,469,598
Total (Cost $166,319,698)		237,590,193

TOTAL COMMON STOCKS
(Cost $879,231,417)		1,206,423,397

PREFERRED STOCK – 1.8%
GERMANY – 1.8%
FUCHS PETROLUB	475,600	23,132,932
(Cost $21,078,127)		23,132,932

32 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Royce International Premier Fund (continued)

VALUE

REPURCHASE AGREEMENT– 3.9%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$50,003,917 (collateralized by obligations of various U.S. Government Agencies, 1.25% due

6/30/28, valued at $51,004,058)

(Cost $50,003,917)	$50,003,917

TOTAL INVESTMENTS – 100.2%
(Cost $950,313,461)	1,279,560,246

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%	(2,907,527)

NET ASSETS – 100.0%	$1,276,652,719

Royce Micro-Cap Fund
Common Stocks – 95.7%
	SHARES	VALUE

COMMUNICATION SERVICES – 4.4%
ENTERTAINMENT - 2.9%
Chicken Soup For The Soul Entertainment Cl. A [1]	111,832	$4,629,845
Gaia Cl. A [1]	268,400	2,949,716
IMAX Corporation [1]	58,600	1,259,900
†Motorsport Games Cl. A [1]	87,700	1,227,800
Score Media and Gaming Cl. A [1]	100,060	2,006,689
		12,073,950
INTERACTIVE MEDIA & SERVICES - 1.0%
†Enthusiast Gaming Holdings [1]	128,700	764,143
QuinStreet [1]	172,146	3,198,473
		3,962,616
MEDIA - 0.5%
Magnite [1,3]	63,000	2,131,920
Total (Cost $9,716,015)		18,168,486

CONSUMER DISCRETIONARY – 10.9%
AUTO COMPONENTS - 2.0%
Modine Manufacturing [1]	198,100	3,286,479
Stoneridge [1]	119,800	3,534,100
Unique Fabricating [1]	373,951	1,383,619
		8,204,198
DIVERSIFIED CONSUMER SERVICES - 0.3%
†Select Interior Concepts Cl. A [1]	119,900	1,127,060
HOTELS, RESTAURANTS & LEISURE - 1.8%
Century Casinos [1]	356,700	4,790,481
Lindblad Expeditions Holdings [1,3]	186,600	2,987,466
		7,777,947
HOUSEHOLD DURABLES - 0.7%
Legacy Housing [1]	177,300	2,998,143
LEISURE PRODUCTS - 0.9%
MasterCraft Boat Holdings [1]	141,300	3,714,777
SPECIALTY RETAIL - 4.2%
Chico's FAS [1]	168,800	1,110,704
Citi Trends [1]	51,724	4,499,988
OneWater Marine Cl. A	91,900	3,862,557
Shoe Carnival	65,511	4,689,932
Zumiez [1]	66,400	3,252,936
		17,416,117
TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Fossil Group [1]	15,000	214,200
Vera Bradley [1]	340,500	4,218,795
		4,432,995
Total (Cost $25,689,488)		45,671,237

ENERGY – 3.0%
ENERGY EQUIPMENT & SERVICES - 3.0%
Aspen Aerogels [1]	159,700	4,778,224
Natural Gas Services Group [1]	324,287	3,333,671
Newpark Resources [1]	755,700	2,614,722
Profire Energy [1]	1,389,432	1,570,058
Total (Cost $9,867,245)		12,296,675

FINANCIALS – 13.7%
BANKS - 6.5%
Allegiance Bancshares	82,800	3,182,832
BayCom Corporation [1]	160,500	2,880,975
Caribbean Investment Holdings [1]	1,858,138	835,368
County Bancorp	61,900	2,102,124
HarborOne Bancorp	261,253	3,746,368

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 33

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
HBT Financial	197,300	$3,434,993
HomeTrust Bancshares	132,300	3,691,170
Investar Holding Corporation	163,500	3,742,515
Midway Investments [1,4]	1,858,170	0
TriState Capital Holdings [1]	182,757	3,726,415
		27,342,760
CAPITAL MARKETS - 4.7%
B. Riley Financial	62,000	4,681,000
Canaccord Genuity Group	418,300	4,582,538
Silvercrest Asset Management Group Cl. A	204,000	3,068,160
Sprott	108,480	4,269,715
StoneX Group [1,3]	50,200	3,045,634
		19,647,047
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Waterloo Investment Holdings [1,4]	2,760,000	690,000
THRIFTS & MORTGAGE FINANCE - 2.3%
PCSB Financial	174,400	3,168,848
Territorial Bancorp	112,300	2,916,431
Western New England Bancorp	439,000	3,577,850
		9,663,129
Total (Cost $44,199,834)		57,342,936

HEALTH CARE – 13.3%
BIOTECHNOLOGY - 2.1%
CareDx [1]	32,200	2,946,944
Dynavax Technologies [1]	261,300	2,573,805
MeiraGTx Holdings [1]	212,500	3,293,750
		8,814,499
HEALTH CARE EQUIPMENT & SUPPLIES - 7.2%
Apyx Medical [1]	348,300	3,590,973
AtriCure [1]	44,700	3,546,051
Chembio Diagnostics [1]	240,253	713,551
CryoLife [1]	143,855	4,085,482
Cutera [1]	97,000	4,755,910
Misonix [1]	157,200	3,486,696
OrthoPediatrics Corp. [1]	57,400	3,626,532
Profound Medical [1]	162,900	2,653,236
Surmodics [1]	65,822	3,570,844
		30,029,275
HEALTH CARE PROVIDERS & SERVICES - 0.6%
Sharps Compliance [1]	232,600	2,395,780
LIFE SCIENCES TOOLS & SERVICES - 3.2%
Harvard Bioscience [1]	734,679	6,119,876
†Inotiv [1]	71,700	1,912,956
NeoGenomics [1]	49,700	2,244,949
Quanterix Corporation [1]	54,300	3,185,238
		13,463,019
PHARMACEUTICALS - 0.2%
Axsome Therapeutics [1,3]	13,500	910,710
Total (Cost $26,722,167)		55,613,283

INDUSTRIALS – 22.2%
AEROSPACE & DEFENSE - 0.9%
Astronics Corporation [1]	113,400	1,985,634
CPI Aerostructures [1]	466,084	1,654,598
		3,640,232
BUILDING PRODUCTS - 0.6%
Quanex Building Products	94,700	2,352,348

COMMERCIAL SERVICES & SUPPLIES - 2.0%
Acme United	72,400	3,226,144
Heritage-Crystal Clean [1]	124,474	3,694,388
†VSE Corporation	33,300	1,648,683
		8,569,215
CONSTRUCTION & ENGINEERING - 4.1%
Ameresco Cl. A [1]	54,500	3,418,240
Construction Partners Cl. A [1]	135,500	4,254,700
IES Holdings [1]	54,800	2,814,528
Northwest Pipe [1]	128,500	3,630,125
NV5 Global [1]	33,500	3,166,085
		17,283,678
ELECTRICAL EQUIPMENT - 1.0%
American Superconductor [1]	196,600	3,418,874
Power Solutions International [1,2]	99,900	609,390
		4,028,264
MACHINERY - 5.6%
Alimak Group	182,300	2,973,683
CIRCOR International [1]	111,400	3,631,640
Graham Corporation	204,888	2,819,259
Luxfer Holdings	66,500	1,479,625
Porvair	313,000	2,528,562
Shyft Group (The)	119,500	4,470,495
Wabash National	195,600	3,129,600
Westport Fuel Systems [1]	407,700	2,164,887
		23,197,751
MARINE - 0.9%
Clarkson	89,831	3,963,997

PROFESSIONAL SERVICES - 5.0%
CRA International	52,483	4,492,545
Forrester Research [1]	49,000	2,244,200
GP Strategies [1]	239,418	3,763,651
Heidrick & Struggles International	88,240	3,931,092
Kforce	55,932	3,519,801
Resources Connection	200,252	2,875,618
		20,826,907

TRADING COMPANIES & DISTRIBUTORS - 2.1%
Lawson Products [1]	71,900	3,847,369
Transcat [1]	87,500	4,944,625
		8,791,994
Total (Cost $53,709,761)		92,654,386

INFORMATION TECHNOLOGY – 24.3%
COMMUNICATIONS EQUIPMENT - 2.8%
Digi International [1]	202,500	4,072,275
EMCORE Corporation [1]	413,400	3,811,548
†Genasys [1]	261,200	1,431,376
Harmonic [1]	306,600	2,612,232
		11,927,431
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.4%
FARO Technologies [1]	41,300	3,211,901
LightPath Technologies Cl. A [1]	789,784	2,006,052
Luna Innovations [1]	379,100	4,105,653
nLIGHT [1]	84,700	3,072,916
PAR Technology [1]	57,800	4,042,532
PowerFleet [1]	397,100	2,859,120
Vishay Precision Group [1]	97,100	3,305,284
		22,603,458
IT SERVICES - 1.4%
Cass Information Systems	69,516	2,832,777

34 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
IT SERVICES (continued)
Computer Task Group [1]	314,400	$3,040,248
		5,873,025
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.0%
Aehr Test Systems [1,3]	699,800	1,931,448
Axcelis Technologies [1]	95,400	3,856,068
AXT [1]	331,100	3,635,478
Camtek [1]	123,800	4,668,498
Cohu [1]	96,100	3,535,519
CyberOptics Corporation [1]	107,500	4,403,200
FormFactor [1]	70,400	2,566,784
Ichor Holdings [1]	76,700	4,126,460
NeoPhotonics Corporation [1]	222,000	2,266,620
Nova Measuring Instruments [1,3]	43,200	4,444,848
NVE Corporation	40,400	2,991,620
PDF Solutions [1]	158,900	2,888,802
Photronics [1]	305,900	4,040,939
Ultra Clean Holdings [1]	86,100	4,625,292
		49,981,576
SOFTWARE - 1.9%
Agilysys [1]	84,900	4,828,263
†GTY Technology Holdings [1,3]	142,800	1,015,308
QAD Cl. A	24,013	2,089,611
		7,933,182
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
AstroNova [1]	228,700	3,183,504
Total (Cost $53,074,454)		101,502,176

MATERIALS – 3.5%
METALS & MINING - 3.5%
Altius Minerals	165,400	2,272,315
Ferroglobe (Warranty Insurance Trust) [1,4]	205,763	0
Haynes International	118,230	4,182,977
Major Drilling Group International [1]	687,900	4,755,811
Universal Stainless & Alloy Products [1]	343,900	3,463,073
Total (Cost $12,148,844)		14,674,176

REAL ESTATE – 0.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
FRP Holdings [1]	29,575	1,646,736
Total (Cost $534,936)		1,646,736

TOTAL COMMON STOCKS
(Cost $235,662,744)		399,570,091

REPURCHASE AGREEMENT– 4.0%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$16,721,174 (collateralized by obligations of various U.S. Government Agencies, 1.25% due

6/30/28, valued at $17,055,653)

(Cost $16,721,174)		16,721,174

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.0%
Money Market Funds
Federated Government Obligations Fund - Institutional Shares (7 day yield-0.01%)
(Cost $189,300)		189,300

TOTAL INVESTMENTS – 99.7%
(Cost $252,573,218)		416,480,565

CASH AND OTHER ASSETS LESS LIABILITIES – 0.3%		1,273,433

NET ASSETS – 100.0%		$417,753,998

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 35

Schedules of Investments

Royce Opportunity Fund
Common Stocks – 89.3%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Ooma [1]	275,278	$5,191,743
ENTERTAINMENT - 0.3%
†Marcus Corporation (The) [1]	336,500	7,137,165
INTERACTIVE MEDIA & SERVICES - 0.7%
Cars.com [1]	303,100	4,343,423
DHI Group [1]	101,400	342,732
Eventbrite Cl. A [1,3]	138,800	2,637,200
QuinStreet [1]	418,900	7,783,162
		15,106,517
MEDIA - 0.4%
comScore [1,3]	1,350,662	6,753,310
Entravision Communications Cl. A	276,300	1,845,684
		8,598,994
Total (Cost $27,531,156)		36,034,419

CONSUMER DISCRETIONARY – 13.7%
AUTO COMPONENTS - 2.0%
Dana	506,753	12,040,451
Horizon Global [1,3]	1,216,787	10,318,354
Modine Manufacturing [1]	843,963	14,001,346
Stoneridge [1]	266,877	7,872,872
Unique Fabricating [1]	94,794	350,738
		44,583,761
DIVERSIFIED CONSUMER SERVICES - 1.6%
†American Public Education [1]	369,700	10,477,298
frontdoor [1]	150,599	7,502,842
Houghton Mifflin Harcourt [1,3]	538,846	5,948,860
Regis [1]	590,900	5,530,824
†Select Interior Concepts Cl. A [1]	314,479	2,956,102
†Zovio [1,3]	931,269	2,411,987
		34,827,913
HOTELS, RESTAURANTS & LEISURE - 2.3%
BJ's Restaurants [1]	107,801	5,297,341
Carrols Restaurant Group [1]	696,992	4,188,922
Cedar Fair LP [1]	121,200	5,433,396
Century Casinos [1]	234,994	3,155,970
Chuy's Holdings [1,3]	179,593	6,691,635
†Drive Shack [1]	231,000	764,610
J. Alexander's Holdings [1]	265,189	3,086,800
Noodles & Company Cl. A [1]	680,954	8,498,306
Ruth's Hospitality Group [1]	343,610	7,913,338
Six Flags Entertainment [1]	159,500	6,903,160
		51,933,478
HOUSEHOLD DURABLES - 2.3%
Beazer Homes USA [1]	244,606	4,718,450
Cavco Industries [1]	18,200	4,043,858
Century Communities	83,100	5,529,474
Dixie Group (The) [1]	430,315	1,260,823
Ethan Allen Interiors	234,600	6,474,960
†GoPro Cl. A [1,3]	196,900	2,293,885
LGI Homes [1,3]	31,470	5,096,252
New Home Company (The) [1]	494,849	2,904,763
Skyline Champion [1]	106,700	5,687,110
Taylor Morrison Home [1,3]	126,154	3,332,989
Toll Brothers	90,486	5,230,996
Tri Pointe Homes [1,3]	187,306	4,013,967
		50,587,527
INTERNET & DIRECT MARKETING RETAIL - 0.5%
†Overstock.com [1]	108,800	10,031,360

MULTILINE RETAIL - 0.7%
Dillard's Cl. A	40,500	7,325,640
†Nordstrom [1]	251,000	9,179,070
		16,504,710
SPECIALTY RETAIL - 3.1%
America's Car-Mart [1]	45,571	6,458,322
†Barnes & Noble Education [1]	2,100	15,141
Caleres	86,200	2,352,398
Chico's FAS [1]	1,093,892	7,197,809
Conn's [1]	406,300	10,360,650
Designer Brands Cl. A [1]	433,079	7,167,457
†Express [1]	550,300	3,571,447
Guess?	154,894	4,089,202
†J.Jill [1]	377,634	7,443,166
Kirkland's [1]	405,900	9,286,992
Lumber Liquidators Holdings [1]	361,956	7,637,272
Sonic Automotive Cl. A	82,500	3,691,050
		69,270,906
TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Fossil Group [1,3]	245,400	3,504,312
Jerash Holdings (US)	7,090	47,716
Skechers U.S.A. Cl. A [1]	226,922	11,307,523
Under Armour Cl. A [1]	154,900	3,276,135
Unifi [1]	399,100	9,722,076
		27,857,762
Total (Cost $215,904,801)		305,597,417

CONSUMER STAPLES – 1.1%
BEVERAGES - 0.3%
MGP Ingredients	92,260	6,240,466
Reed's [1]	1,419,794	1,448,190
		7,688,656
FOOD & STAPLES RETAILING - 0.5%
Chefs' Warehouse (The) [1,3]	237,350	7,554,851
Natural Grocers by Vitamin Cottage	308,542	3,313,741
		10,868,592
HOUSEHOLD PRODUCTS - 0.3%
Central Garden & Pet Cl. A [1]	139,800	6,752,340
Total (Cost $17,840,314)		25,309,588

ENERGY – 3.1%
ENERGY EQUIPMENT & SERVICES - 0.5%
Archrock	490,800	4,373,028
Mammoth Energy Services [1]	45,300	207,927
Ranger Energy Services Cl. A [1]	125,001	1,000,008
U.S. Silica Holdings [1]	365,702	4,227,515
		9,808,478
OIL, GAS & CONSUMABLE FUELS - 2.6%
Ardmore Shipping [1]	858,393	3,622,419
Baytex Energy [1,2]	1,272,800	2,469,232
†Chesapeake Energy	187,300	9,724,616
Dorian LPG [1]	544,192	7,683,991
Earthstone Energy Cl. A [1]	875,472	9,691,475
Matador Resources	247,683	8,919,065
Navigator Holdings [1]	568,084	6,220,520
Scorpio Tankers	172,100	3,794,805
Southwestern Energy [1]	492,981	2,795,202
Teekay LNG Partners L.P.	243,336	3,671,940
		58,593,265
Total (Cost $51,129,318)		68,401,743

36 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Royce Opportunity Fund (continued)

	SHARES	VALUE

FINANCIALS – 8.7%
BANKS - 2.3%
First Foundation	236,300	$5,319,113
Hilltop Holdings	436,908	15,903,451
Seacoast Banking Corporation of Florida	353,650	12,077,148
Texas Capital Bancshares [1]	147,700	9,377,473
TriState Capital Holdings [1]	413,487	8,431,000
		51,108,185
CAPITAL MARKETS - 1.6%
B. Riley Financial	181,567	13,708,309
Evercore Cl. A	32,700	4,603,179
Houlihan Lokey Cl. A	79,789	6,525,942
Moelis & Company Cl. A	200,826	11,424,991
		36,262,421
INSURANCE - 2.7%
Brighthouse Financial [1]	281,600	12,824,064
HCI Group	128,476	12,774,369
Heritage Insurance Holdings	318,069	2,729,032
Old Republic International	622,900	15,516,439
Stewart Information Services	180,340	10,223,475
United Fire Group	260,303	7,218,202
		61,285,581
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.3%
ACRES Commercial Realty [1]	342,839	5,505,994
THRIFTS & MORTGAGE FINANCE - 1.8%
Axos Financial [1]	116,300	5,395,157
MGIC Investment	498,200	6,775,520
NMI Holdings Cl. A [1]	376,363	8,460,640
Radian Group	320,098	7,122,181
Walker & Dunlop	112,588	11,751,935
		39,505,433
Total (Cost $145,305,933)		193,667,614

HEALTH CARE – 8.8%
BIOTECHNOLOGY - 0.4%
Emergent BioSolutions [1]	127,926	8,058,059
Flexion Therapeutics [1,3]	232,251	1,911,425
		9,969,484
HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
Accuray [1]	1,004,708	4,541,280
Alphatec Holdings [1]	224,600	3,440,872
Cutera [1]	210,610	10,326,208
IntriCon Corporation [1,5]	482,047	10,836,417
Invacare Corporation [1]	411,408	3,320,063
†Misonix [1,3]	125,556	2,784,832
Neuronetics [1,3]	399,690	6,403,034
†Ortho Clinical Diagnostics Holdings [1]	460,800	9,865,728
Orthofix Medical [1]	241,096	9,670,361
Sientra [1,3]	990,416	7,883,711
SmileDirectClub Cl. A [1,3]	507,194	4,402,444
Surgalign Holdings [1,3]	1,353,045	1,880,732
Varex Imaging [1,3]	228,646	6,132,286
ViewRay [1]	1,112,970	7,345,602
		88,833,570
HEALTH CARE PROVIDERS & SERVICES - 3.7%
Acadia Healthcare [1,3]	71,372	4,478,593
Community Health Systems [1]	1,176,014	18,157,656
Cross Country Healthcare [1]	746,620	12,326,696
Option Care Health [1,3]	541,171	11,835,410
Owens & Minor	391,007	16,551,326
RadNet [1]	142,100	4,787,349
Select Medical Holdings	273,900	11,575,014
Surgery Partners [1]	51,564	3,435,194
		83,147,238
HEALTH CARE TECHNOLOGY - 0.3%
Castlight Health Cl. B [1]	721,852	1,898,471
Evolent Health Cl. A [1]	211,900	4,475,328
		6,373,799
PHARMACEUTICALS - 0.4%
†Organon & Co [1]	291,403	8,817,855
Total (Cost $116,876,089)		197,141,946

INDUSTRIALS – 23.5%
AEROSPACE & DEFENSE - 2.9%
AAR Corporation [1]	295,900	11,466,125
Astronics Corporation [1]	524,800	9,189,248
Ducommun [1]	172,286	9,399,924
Hexcel Corporation [1]	186,900	11,662,560
Spirit AeroSystems Holdings Cl. A	209,800	9,900,462
Triumph Group [1]	585,716	12,153,607
		63,771,926
AIR FREIGHT & LOGISTICS - 1.3%
Atlas Air Worldwide Holdings [1,3]	217,436	14,809,566
Hub Group Cl. A [1]	176,300	11,632,274
Radiant Logistics [1,3]	517,069	3,583,288
		30,025,128
AIRLINES - 1.1%
Alaska Air Group [1]	75,300	4,541,343
JetBlue Airways [1]	600,400	10,074,712
Mesa Air Group [1]	960,646	8,962,827
		23,578,882
BUILDING PRODUCTS - 2.0%
American Woodmark [1]	13,350	1,090,562
Apogee Enterprises	235,600	9,595,988
Gibraltar Industries [1]	56,700	4,326,777
Griffon Corporation	266,367	6,826,986
Insteel Industries	106,533	3,425,036
JELD-WEN Holding [1,3]	225,400	5,919,004
PGT Innovations [1]	168,643	3,917,577
Resideo Technologies [1]	302,916	9,087,480
		44,189,410
COMMERCIAL SERVICES & SUPPLIES - 3.0%
Covanta Holding Corporation	434,800	7,656,828
Heritage-Crystal Clean [1]	293,600	8,714,048
Herman Miller	147,300	6,943,722
Interface	446,267	6,827,885
KAR Auction Services [1]	537,080	9,425,754
Pitney Bowes	1,212,894	10,637,080
†Quest Resource Holding Corporation [1]	152,576	968,858
Steelcase Cl. A	506,900	7,659,259
†VSE Corporation	154,021	7,625,580
		66,459,014
CONSTRUCTION & ENGINEERING - 2.7%
Ameresco Cl. A [1]	109,026	6,838,111
Arcosa	222,706	13,081,750
Comfort Systems USA	144,110	11,354,427
Concrete Pumping Holdings [1,3]	477,110	4,041,122
Construction Partners Cl. A [1]	166,059	5,214,253
†Limbach Holdings [1,3]	246,600	2,283,516
Northwest Pipe [1]	196,322	5,546,096

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 37

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
CONSTRUCTION & ENGINEERING (continued)
Orion Group Holdings [1]	546,553	$3,142,680
Primoris Services	287,580	8,463,479
		59,965,434
ELECTRICAL EQUIPMENT - 0.6%
Babcock & Wilcox Enterprises [1]	659,395	5,196,033
Encore Wire	41,733	3,162,944
LSI Industries	480,553	3,849,229
Power Solutions International [1,2]	274,009	1,671,455
		13,879,661
MACHINERY - 5.4%
CIRCOR International [1]	338,803	11,044,978
Commercial Vehicle Group [1]	684,692	7,278,276
EnPro Industries	135,600	13,173,540
†Evercel [1,2]	11,300	22,600
Gencor Industries [1]	56,879	691,649
Hurco Companies	67,351	2,357,285
Hyster-Yale Materials Handling Cl. A	107,657	7,856,808
LiqTech International [1]	486,655	3,562,315
†Luxfer Holdings	290,300	6,459,175
Manitex International [1]	468,026	3,411,909
Meritor [1]	334,508	7,834,177
NN [1]	511,400	3,758,790
Park-Ohio Holdings	222,026	7,135,916
Shyft Group (The)	256,538	9,597,087
TriMas Corporation [1]	220,210	6,678,969
Trinity Industries	358,124	9,629,954
Twin Disc [1]	115,316	1,640,947
Wabash National	683,100	10,929,600
Westport Fuel Systems [1]	1,342,233	7,127,257
		120,191,232
MARINE - 0.2%
Diana Shipping [1]	817,045	4,256,804
PROFESSIONAL SERVICES - 1.6%
GP Strategies [1]	446,238	7,014,861
Heidrick & Struggles International	156,452	6,969,937
Korn Ferry	120,345	8,731,030
Mistras Group [1]	382,851	3,763,425
TrueBlue [1]	366,336	10,297,705
		36,776,958
ROAD & RAIL - 0.3%
†Daseke [1,3]	481,700	3,121,416
†U.S. Xpress Enterprises Cl. A [1]	512,400	4,406,640
		7,528,056
TRADING COMPANIES & DISTRIBUTORS - 2.4%
Air Lease Cl. A	343,438	14,335,102
†BlueLinx Holdings [1]	67,800	3,408,984
Herc Holdings [1]	125,619	14,078,122
Univar Solutions [1,3]	307,900	7,506,602
†WESCO International [1]	140,704	14,467,185
		53,795,995
Total (Cost $404,278,846)		524,418,500

INFORMATION TECHNOLOGY – 16.2%
COMMUNICATIONS EQUIPMENT - 4.1%
ADTRAN	555,800	11,477,270
Applied Optoelectronics [1,3]	240,100	2,033,647
Aviat Networks [1]	208,378	6,828,547
CalAmp Corporation [1]	945,500	12,026,760
Ceragon Networks [1,3]	805,416	3,036,418
Comtech Telecommunications	519,617	12,553,947
Digi International [1]	629,502	12,659,285
DZS [1]	649,604	13,479,283
Infinera Corporation [1,3]	1,221,346	12,457,729
PCTEL	637,830	4,177,787
		90,730,673
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.0%
Advanced Energy Industries	87,753	9,890,641
Avnet	334,100	13,390,728
CTS Corporation	254,714	9,465,172
Fabrinet [1]	111,829	10,721,046
Frequency Electronics [1]	283,693	2,780,191
Identiv [1]	321,520	5,465,840
II-VI [1]	42,568	3,090,011
Iteris [1,3]	825,800	5,491,570
Knowles [1]	504,120	9,951,329
VIA optronics ADR [1]	414,313	4,648,592
Vishay Intertechnology	637,409	14,373,573
		89,268,693
IT SERVICES - 0.1%
†Conduent [1]	216,200	1,621,500
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.8%
Alpha & Omega Semiconductor [1]	544,613	16,550,789
Amkor Technology	608,840	14,411,243
Amtech Systems [1]	273,348	2,635,075
Cohu [1]	288,976	10,631,427
FormFactor [1]	205,113	7,478,420
Ichor Holdings [1]	168,794	9,081,117
Kulicke & Soffa Industries	164,365	10,059,138
Onto Innovation [1]	149,519	10,920,868
Ultra Clean Holdings [1]	270,927	14,554,198
Veeco Instruments [1]	412,487	9,916,187
		106,238,462
SOFTWARE - 2.2%
A10 Networks [1]	926,726	10,434,935
Avaya Holdings [1]	567,054	15,253,752
InterDigital	98,300	7,178,849
Kaleyra [1,3]	652,457	7,986,074
SecureWorks Corp. Cl. A [1]	512,062	9,488,509
		50,342,119
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
Avid Technology [1]	437,254	17,118,494
†Immersion Corporation [1]	162,300	1,423,371
Intevac [1]	615,875	4,150,998
		22,692,863
Total (Cost $222,061,911)		360,894,310

MATERIALS – 8.3%
CHEMICALS - 3.6%
AdvanSix [1]	320,512	9,570,488
American Vanguard	504,741	8,838,015
Huntsman Corporation	501,300	13,294,476
Intrepid Potash [1,3]	195,582	6,231,242
Kraton Corporation [1]	429,121	13,856,317
Livent Corporation [1,3]	708,100	13,708,816
LSB Industries [1]	485,856	2,939,429
Trecora Resources [1]	515,231	4,286,722
Tronox Holdings	351,600	7,875,840
		80,601,345

38 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Royce Opportunity Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING - 4.4%
Allegheny Technologies [1]	661,314	$13,788,397
Carpenter Technology	291,342	11,717,775
Century Aluminum [1]	464,610	5,988,823
Cleveland-Cliffs [1]	535,549	11,546,436
Coeur Mining [1]	751,432	6,672,716
Commercial Metals	395,300	12,143,616
Ferroglobe [1]	1,366,671	8,364,027
Haynes International	345,794	12,234,192
Major Drilling Group International [1]	425,200	2,939,629
Noranda Aluminum Holding Corporation [1,2]	488,157	24,408
†Olympic Steel	153,695	4,517,096
TimkenSteel Corporation [1]	633,800	8,968,270
		98,905,385
PAPER & FOREST PRODUCTS - 0.3%
Glatfelter	415,245	5,800,973
Total (Cost $136,637,378)		185,307,703

REAL ESTATE – 3.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.3%
Alexander & Baldwin	493,000	9,031,760
Armada Hoffler Properties	639,134	8,494,091
†Braemar Hotels & Resorts [1]	459,453	2,853,203
CatchMark Timber Trust Cl. A	258,600	3,025,620
†Chatham Lodging Trust [1]	276,000	3,552,120
Diversified Healthcare Trust	1,167,100	4,878,478
Kimco Realty	522,900	10,902,465
†Macerich Company	670,300	12,232,975
Ryman Hospitality Properties [1]	106,771	8,430,638
Tanger Factory Outlet Centers	554,600	10,454,210
		73,855,560
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Realogy Holdings [1]	409,320	7,457,810
Total (Cost $59,704,557)		81,313,370

UTILITIES – 0.7%
ELECTRIC UTILITIES - 0.2%
Hawaiian Electric Industries	127,901	5,407,654
MULTI-UTILITIES - 0.5%
Black Hills	155,300	10,192,339
Total (Cost $13,899,768)		15,599,993

TOTAL COMMON STOCKS
(Cost $1,411,170,071)		1,993,686,603

REPURCHASE AGREEMENT– 11.1%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$248,411,316 (collateralized by obligations of various U.S. Government Agencies, 1.25% due

6/30/28, valued at $253,379,563)

(Cost $248,411,316)		248,411,316

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.2%
Money Market Funds
Federated Government Obligations Fund - Institutional Shares (7 day yield-0.01%)
(Cost $4,438,500)		4,438,500

		VALUE

TOTAL INVESTMENTS – 100.6%
(Cost $1,664,019,887)		2,246,536,419

LIABILITIES LESS CASH AND OTHER ASSETS – (0.6)%		(13,671,038)

NET ASSETS – 100.0%		$2,232,865,381

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 39

Schedules of Investments

Royce Pennsylvania Mutual Fund
Common Stocks – 96.7%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.0%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
Bandwidth Cl. A [1]	109,335	$15,079,483
Liberty Latin America Cl. C [1]	383,565	5,408,266
		20,487,749
ENTERTAINMENT - 0.6%
†Chicken Soup For The Soul Entertainment Cl. A [1]	29,000	1,200,600
IMAX Corporation [1]	197,900	4,254,850
Manchester United Cl. A	377,490	5,734,073
World Wrestling Entertainment Cl. A	32,093	1,857,864
		13,047,387
INTERACTIVE MEDIA & SERVICES - 0.0%
QuinStreet [1]	78,300	1,454,814
MEDIA - 0.5%
Media General (Rights) [1,4]	102,272	0
Meredith Corporation [1]	84,540	3,672,418
New York Times Cl. A	169,395	7,377,152
		11,049,570
Total (Cost $42,211,052)		46,039,520

CONSUMER DISCRETIONARY – 9.7%
AUTO COMPONENTS - 2.0%
Dorman Products [1]	102,127	10,587,506
Gentex Corporation	316,985	10,489,034
LCI Industries	90,152	11,847,776
Patrick Industries	111,291	8,124,243
Standard Motor Products	21,790	944,596
Stoneridge [1]	105,227	3,104,197
		45,097,352
AUTOMOBILES - 0.4%
Winnebago Industries	120,849	8,212,898
DISTRIBUTORS - 0.2%
LKQ Corporation [1]	101,823	5,011,728
DIVERSIFIED CONSUMER SERVICES - 0.1%
Regis [1]	307,900	2,881,944
HOTELS, RESTAURANTS & LEISURE - 1.2%
Century Casinos [1]	481,474	6,466,196
Hilton Grand Vacations [1]	197,000	8,153,830
†Hyatt Hotels Cl. A 1	23,842	1,851,093
Scientific Games [1,3]	148,200	11,476,608
		27,947,727
HOUSEHOLD DURABLES - 1.1%
La-Z-Boy	136,227	5,045,848
Legacy Housing [1,3]	100,000	1,691,000
PulteGroup	114,900	6,270,093
Skyline Champion [1]	108,300	5,772,390
TopBuild Corp. [1]	28,600	5,656,508
		24,435,839
INTERNET & DIRECT MARKETING RETAIL - 0.0%
1-800-FLOWERS.COM Cl. A [1,3]	34,650	1,104,295
LEISURE PRODUCTS - 0.9%
Brunswick Corporation	46,875	4,669,687
Malibu Boats Cl. A [1]	62,538	4,585,912
MasterCraft Boat Holdings [1,3]	473,039	12,436,195
		21,691,794
SPECIALTY RETAIL - 2.9%
Aaron’s Company (The)	154,491	4,942,167
America’s Car-Mart [1]	70,479	9,988,284
Asbury Automotive Group [1]	87,735	15,035,147
Haverty Furniture	25,000	1,069,000
OneWater Marine Cl. A	179,361	7,538,543
Rent-A-Center	332,482	17,644,820
Shoe Carnival	148,573	10,636,341
		66,854,302
TEXTILES, APPAREL & LUXURY GOODS - 0.9%
Canada Goose Holdings [1,3]	133,000	5,817,420
†Levi Strauss & Co. Cl. A	183,445	5,085,095
Ralph Lauren Cl. A	34,444	4,057,848
Wolverine World Wide	159,955	5,380,886
		20,341,249
Total (Cost $132,773,565)		223,579,128

CONSUMER STAPLES – 1.1%
FOOD PRODUCTS - 0.4%
Nomad Foods [1]	154,056	4,355,163
Seneca Foods Cl. A [1]	94,033	4,803,206
		9,158,369
HOUSEHOLD PRODUCTS - 0.2%
Spectrum Brands Holdings	59,117	5,027,309
PERSONAL PRODUCTS - 0.5%
Inter Parfums	146,276	10,531,872
Total (Cost $11,191,356)		24,717,550

ENERGY – 1.4%
ENERGY EQUIPMENT & SERVICES - 0.7%
†Aspen Aerogels [1]	130,800	3,913,536
Pason Systems	1,653,849	11,914,224
		15,827,760
OIL, GAS & CONSUMABLE FUELS - 0.7%
Cimarex Energy	111,500	8,078,175
EQT Corporation [1]	375,500	8,358,630
		16,436,805
Total (Cost $26,909,700)		32,264,565

FINANCIALS – 18.5%
BANKS - 6.3%
BankUnited	148,169	6,325,335
BOK Financial	41,600	3,602,560
CIT Group	113,630	5,862,172
City Holding Company	48,743	3,667,423
First Bancshares (The)	206,125	7,715,259
First Citizens BancShares Cl. A	36,878	30,709,786
First Hawaiian	434,425	12,311,604
German American Bancorp	86,297	3,210,248
Glacier Bancorp	16,487	908,104
Home BancShares	275,648	6,802,993
Independent Bank Group	130,345	9,642,923
National Bankshares	117,867	4,126,524
Origin Bancorp	126,328	5,363,887
Popular	193,643	14,532,907
Signature Bank	41,988	10,314,352
Texas Capital Bancshares [1]	37,328	2,369,955
TriState Capital Holdings [1]	75,000	1,529,250
Triumph Bancorp [1]	215,745	16,019,066
		145,014,348
CAPITAL MARKETS - 5.5%
Ares Management Cl. A	147,021	9,349,065
Artisan Partners Asset Management Cl. A	122,702	6,235,716
B. Riley Financial	35,200	2,657,600
Evercore Cl. A	47,841	6,734,578

40 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
GCM Grosvenor Cl. A	1,426,580	$14,864,964
Houlihan Lokey Cl. A	168,118	13,750,371
Lazard Cl. A	134,669	6,093,772
Moelis & Company Cl. A	54,524	3,101,870
Morningstar	54,934	14,124,081
Open Lending [1,3]	333,900	14,387,751
SEI Investments	310,019	19,211,877
Silvercrest Asset Management Group Cl. A	184,878	2,780,565
Sprott	169,894	6,686,938
TMX Group	56,620	5,980,819
		125,959,967
CONSUMER FINANCE - 0.3%
PROG Holdings [1]	132,139	6,359,850
DIVERSIFIED FINANCIAL SERVICES - 0.3%
Compass Diversified Holdings	245,113	6,250,381
INSURANCE - 5.3%
Alleghany Corporation [1]	12,875	8,588,526
AMERISAFE	108,980	6,505,016
Assured Guaranty	152,041	7,218,907
Axis Capital Holdings	88,227	4,324,005
CNO Financial Group	182,993	4,322,295
E-L Financial	24,818	18,794,690
†Employers Holdings	126,000	5,392,800
†First American Financial	77,625	4,839,919
James River Group Holdings	433,944	16,281,579
Kemper Corporation	76,628	5,662,809
Old Republic International	194,300	4,840,013
ProAssurance Corporation	315,326	7,173,667
RenaissanceRe Holdings	20,515	3,053,042
RLI Corp.	60,153	6,291,402
†Safety Insurance Group	60,000	4,696,800
Selective Insurance Group	48,300	3,919,545
†Trean Insurance Group [1,3]	671,947	10,132,961
		122,037,976
INVESTMENT COMPANIES - 0.2%
†ACE Convergence Acquisition Cl. A [1,3]	384,800	3,830,684
THRIFTS & MORTGAGE FINANCE - 0.6%
Axos Financial [1,3]	122,961	5,704,161
Southern Missouri Bancorp	52,093	2,342,101
Timberland Bancorp	111,523	3,136,027
TrustCo Bank Corp NY	87,066	2,993,329
		14,175,618
Total (Cost $306,955,260)		423,628,824

HEALTH CARE – 7.8%
BIOTECHNOLOGY - 1.2%
CareDx [1,3]	171,720	15,715,814
†Catalyst Pharmaceuticals [1,3]	803,517	4,620,223
†MaxCyte [1]	226,900	2,818,560
†MeiraGTx Holdings [1,3]	97,600	1,512,800
†United Therapeutics [1]	18,954	3,400,537
		28,067,934
HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
AtriCure [1]	25,000	1,983,250
Atrion Corporation	8,442	5,241,891
BioLife Solutions [1]	145,416	6,472,466
Cutera [1,3]	52,400	2,569,172
Haemonetics Corporation [1]	100,969	6,728,574
Meridian Bioscience [1]	500,700	11,105,526
Mesa Laboratories	73,745	19,997,432
Misonix [1,3]	201,200	4,462,616
Natus Medical [1,3]	79,600	2,068,008
OrthoPediatrics Corp. [1,3]	56,800	3,588,624
Profound Medical [1]	53,200	866,496
SI-BONE [1,3]	155,358	4,889,116
†SmileDirectClub Cl. A [1,3]	1,237,695	10,743,193
Surmodics [1]	43,200	2,343,600
Tandem Diabetes Care [1]	78,286	7,625,056
		90,685,020
HEALTH CARE PROVIDERS & SERVICES - 0.9%
Encompass Health	119,160	9,298,055
Ensign Group (The)	39,308	3,406,824
Molina Healthcare [1]	27,100	6,857,926
Sharps Compliance [1,3]	124,900	1,286,470
		20,849,275
HEALTH CARE TECHNOLOGY - 0.3%
Simulations Plus	127,941	7,025,240
LIFE SCIENCES TOOLS & SERVICES - 1.1%
Bio-Techne	37,916	17,072,058
Harvard Bioscience [1]	262,500	2,186,625
Quanterix Corporation [1,3]	101,479	5,952,758
		25,211,441
PHARMACEUTICALS - 0.3%
†BioDelivery Sciences International [1]	1,166,500	4,176,070
Supernus Pharmaceuticals [1,3]	118,567	3,650,678
		7,826,748
Total (Cost $123,907,336)		179,665,658

INDUSTRIALS – 25.6%
AEROSPACE & DEFENSE - 0.9%
HEICO Corporation	83,764	11,678,377
Vectrus [1]	204,839	9,748,288
		21,426,665
AIR FREIGHT & LOGISTICS - 0.6%
Forward Air	74,011	6,642,487
Hub Group Cl. A [1]	97,118	6,407,846
		13,050,333
AIRLINES - 0.5%
†Sun Country Airlines Holdings [1],3	298,802	11,058,662
BUILDING PRODUCTS - 1.9%
Advanced Drainage Systems	37,631	4,386,646
†Builders FirstSource [1]	273,490	11,667,083
Gibraltar Industries [1]	92,367	7,048,526
Quanex Building Products	55,700	1,383,588
Simpson Manufacturing	51,562	5,694,507
UFP Industries	168,054	12,493,134
		42,673,484
COMMERCIAL SERVICES & SUPPLIES - 1.8%
Brink’s Company (The)	50,090	3,848,916
†Deluxe Corporation	163,072	7,789,949
Healthcare Services Group	265,352	8,377,163
Heritage-Crystal Clean [1]	154,283	4,579,119
Herman Miller	203,400	9,588,276
UniFirst Corporation	28,385	6,660,256
		40,843,679
CONSTRUCTION & ENGINEERING - 3.3%
Arcosa	296,117	17,393,913
Comfort Systems USA	57,406	4,523,019

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 41

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
CONSTRUCTION & ENGINEERING (continued)
Construction Partners Cl. A [1,3]	144,091	$4,524,457
EMCOR Group	29,550	3,640,264
Great Lakes Dredge & Dock [1]	799,709	11,683,748
†Northwest Pipe [1]	144,137	4,071,870
†NV5 Global [1]	11,100	1,049,061
Primoris Services	220,209	6,480,751
Valmont Industries	75,575	17,839,479
WillScot Mobile Mini Holdings Corp. [1,3]	199,150	5,550,311
		76,756,873
ELECTRICAL EQUIPMENT - 0.9%
†American Superconductor [1]	95,300	1,657,267
Encore Wire	58,580	4,439,778
GrafTech International	342,861	3,984,045
Preformed Line Products	144,775	10,742,305
		20,823,395
INDUSTRIAL CONGLOMERATES - 0.4%
Carlisle Companies	42,398	8,114,129
MACHINERY - 7.3%
CIRCOR International [1]	111,200	3,625,120
Colfax [1,3]	449,634	20,597,734
Crane Company	41,916	3,871,781
ESCO Technologies	91,809	8,612,602
Graham Corporation	93,792	1,290,578
Helios Technologies	176,339	13,763,259
Hurco Companies	98,030	3,431,050
John Bean Technologies	108,150	15,424,353
Kadant	107,402	18,912,418
Lincoln Electric Holdings	126,226	16,625,227
Lindsay Corporation	68,474	11,317,383
Meritor [1]	366,110	8,574,296
Middleby Corporation (The) [1]	89,220	15,458,257
Miller Industries	324,951	12,816,067
RBC Bearings [1]	45,622	9,097,939
†Rexnord Corporation	57,600	2,882,304
†Westport Fuel Systems [1]	169,500	900,045
		167,200,413
MARINE - 0.4%
Clarkson	138,452	6,109,509
Kirby Corporation [1]	54,000	3,274,560
		9,384,069
PROFESSIONAL SERVICES - 3.3%
Barrett Business Services	37,119	2,695,211
Forrester Research [1]	291,487	13,350,105
GP Strategies [1]	127,213	1,999,788
Heidrick & Struggles International	285,819	12,733,236
KBR	523,961	19,989,112
Korn Ferry	81,100	5,883,805
LifeWorks	53,600	1,445,073
ManpowerGroup	35,147	4,179,330
Upwork [1]	251,660	14,669,261
		76,944,921
ROAD & RAIL - 2.1%
ArcBest	104,347	6,071,952
Landstar System	107,966	17,060,787
Saia [1]	54,462	11,409,245
Schneider National Cl. B	198,900	4,330,053
Universal Logistics Holdings	306,291	7,136,580
Werner Enterprises	75,000	3,339,000
		49,347,617
TRADING COMPANIES & DISTRIBUTORS - 2.2%
Air Lease Cl. A	209,564	8,747,201
Applied Industrial Technologies	93,965	8,556,453
EVI Industries [1,3]	339,829	9,651,144
Lawson Products [1]	19,600	1,048,796
MSC Industrial Direct Cl. A	62,541	5,611,804
Richelieu Hardware	355,741	11,513,657
Transcat [1]	89,300	5,046,343
		50,175,398
Total (Cost $348,964,792)		587,799,638

INFORMATION TECHNOLOGY – 21.3%
COMMUNICATIONS EQUIPMENT - 0.4%
Digi International [1,3]	314,293	6,320,432
NETGEAR [1]	49,400	1,893,008
		8,213,440
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.5%
Advanced Energy Industries	19,148	2,158,171
Avnet	71,074	2,848,646
Belden	28,996	1,466,328
Cognex Corporation	90,945	7,643,927
ePlus [1]	46,321	4,015,567
Fabrinet [1]	122,282	11,723,175
FARO Technologies [1]	175,888	13,678,810
Insight Enterprises [1]	117,493	11,750,475
IPG Photonics [1]	27,231	5,739,478
Kimball Electronics [1]	417,051	9,066,689
Littelfuse	3,575	910,874
Luna Innovations [1,3]	781,399	8,462,551
Methode Electronics	91,378	4,496,711
National Instruments	304,081	12,856,545
nLIGHT [1]	128,000	4,643,840
PAR Technology [1]	216,271	15,125,994
PC Connection	40,044	1,852,836
†PowerFleet [1,3]	158,600	1,141,920
Rogers Corporation [1]	43,876	8,810,301
Sanmina Corporation [1]	160,060	6,235,937
SYNNEX Corporation	47,900	5,832,304
Vishay Intertechnology	478,078	10,780,659
Vishay Precision Group [1]	123,315	4,197,643
†Vontier Corporation	502,647	16,376,239
		171,815,620
IT SERVICES - 1.9%
†Cass Information Systems	67,200	2,738,400
Computer Services [2]	143,710	8,083,688
Concentrix Corporation [1]	12,583	2,023,346
MAXIMUS	27,682	2,435,186
Repay Holdings Cl. A [1,3]	472,704	11,363,804
Shift4 Payments Cl. A [1]	138,838	13,011,897
Unisys Corporation [1]	125,000	3,163,750
		42,820,071
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.2%
Axcelis Technologies [1]	116,315	4,701,452
Brooks Automation	90,200	8,594,256
†Camtek [1]	331,671	12,507,314
Cirrus Logic [1]	173,740	14,788,749
CMC Materials	115,178	17,361,932
Cohu [1]	276,018	10,154,702
†CyberOptics Corporation [1]	148,400	6,078,464
Diodes [1]	113,864	9,082,931

42 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
FormFactor [1]	448,223	$16,342,211
†Ichor Holdings [1]	30,400	1,635,520
Kulicke & Soffa Industries	395,137	24,182,384
Lattice Semiconductor [1]	89,571	5,032,099
MKS Instruments	112,653	20,046,601
Nova Measuring Instruments [1,3]	100,754	10,366,579
NVE Corporation	52,363	3,877,480
Onto Innovation [1,3]	147,920	10,804,077
Photronics [1]	144,000	1,902,240
†SiTime [1,3]	51,954	6,576,857
Ultra Clean Holdings [1]	86,600	4,652,152
		188,688,000
SOFTWARE - 2.7%
ACI Worldwide [1]	213,837	7,941,906
Agilysys [1]	105,387	5,993,359
Aspen Technology [1]	9,340	1,284,624
Blackbaud [1]	27,110	2,075,813
ChannelAdvisor Corporation [1]	132,030	3,236,055
Dolby Laboratories Cl. A	92,120	9,054,475
j2 Global [1]	42,902	5,901,170
Momentive Global [1]	149,200	3,143,644
QAD Cl. A	22,041	1,918,008
Upland Software [1,3]	538,215	22,158,311
		62,707,365
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
AstroNova [1]	83,400	1,160,928
Avid Technology [1]	316,740	12,400,371
		13,561,299
Total (Cost $292,196,070)		487,805,795

MATERIALS – 7.1%
CHEMICALS - 5.0%
†Atotech [1,3]	298,381	7,617,667
Balchem Corporation	71,772	9,420,793
Element Solutions	1,057,558	24,725,706
Huntsman Corporation	208,700	5,534,724
Innospec	177,924	16,121,694
Minerals Technologies	232,591	18,297,934
Mosaic Company (The)	371,300	11,848,183
Quaker Chemical	84,902	20,137,905
		113,704,606
CONTAINERS & PACKAGING - 0.4%
Graphic Packaging Holding Company	331,783	6,018,544
Silgan Holdings	97,363	4,040,564
		10,059,108
METALS & MINING - 1.2%
Alamos Gold Cl. A	2,037,600	15,566,370
Haynes International	64,000	2,264,320
IAMGOLD Corporation [1]	795,894	2,347,887
Reliance Steel & Aluminum	49,834	7,519,951
		27,698,528
PAPER & FOREST PRODUCTS - 0.5%
Stella-Jones	315,977	11,376,293
Total (Cost $88,384,749)		162,838,535

REAL ESTATE – 2.2%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.2%
Colliers International Group	90,950	10,184,581
FirstService	3,400	582,284
FRP Holdings [1]	167,330	9,316,935
Jones Lang LaSalle [1]	14,400	2,814,624
Kennedy-Wilson Holdings	784,621	15,590,419
Marcus & Millichap [1]	236,159	9,179,500
Tejon Ranch [1]	235,407	3,580,541
Total (Cost $39,312,774)		51,248,884

TOTAL COMMON STOCKS
(Cost $1,412,806,654)		2,219,588,097

REPURCHASE AGREEMENT– 3.2%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$74,543,071 (collateralized by obligations of various U.S. Government Agencies, 1.25% due

6/30/28, valued at $76,033,992)

(Cost $74,543,071)		74,543,071

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.5%
Money Market Funds
Federated Government Obligations Fund - Institutional Shares (7 day yield-0.01%)
(Cost $10,502,933)		10,502,933

TOTAL INVESTMENTS – 100.4%
(Cost $1,497,852,658)		2,304,634,101

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%		(8,846,211)

NET ASSETS – 100.0%		$2,295,787,890

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 43

Schedules of Investments

Royce Premier Fund
Common Stocks – 91.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 6.8%
AUTO COMPONENTS - 2.3%
Dorman Products [1]	242,225	$25,111,466
LCI Industries	123,447	16,223,405
		41,334,871
DISTRIBUTORS - 1.5%
Pool Corporation	57,715	26,471,562
LEISURE PRODUCTS - 1.0%
Brunswick Corporation	177,200	17,652,664
TEXTILES, APPAREL & LUXURY GOODS - 2.0%
Ralph Lauren Cl. A	310,303	36,556,796
Total (Cost $64,692,954)		122,015,893

CONSUMER STAPLES – 1.6%
PERSONAL PRODUCTS - 1.6%
Inter Parfums	390,641	28,126,152
Total (Cost $17,960,499)		28,126,152

FINANCIALS – 13.4%
CAPITAL MARKETS - 11.7%
Ares Management Cl. A	379,270	24,117,779
Ashmore Group	5,917,301	31,513,799
GCM Grosvenor Cl. A	2,030,615	21,159,008
Lazard Cl. A	518,583	23,465,881
Morningstar	201,486	51,804,066
†SEI Investments	595,300	36,890,741
TMX Group	194,583	20,553,967
		209,505,241
INSURANCE - 1.7%
Alleghany Corporation [1]	47,504	31,688,493
Total (Cost $121,149,700)		241,193,734

HEALTH CARE – 6.0%
HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
Haemonetics Corporation [1]	408,962	27,253,228
†Meridian Bioscience 1	800,000	17,744,000
Mesa Laboratories	130,825	35,475,815
		80,473,043
LIFE SCIENCES TOOLS & SERVICES - 1.5%
Bio-Techne	59,621	26,844,951
Total (Cost $89,237,213)		107,317,994

INDUSTRIALS – 31.9%
AIR FREIGHT & LOGISTICS - 1.8%
Forward Air	360,158	32,324,180
BUILDING PRODUCTS - 1.5%
Simpson Manufacturing	245,995	27,167,688
COMMERCIAL SERVICES & SUPPLIES - 1.1%
Ritchie Bros. Auctioneers	346,946	20,566,959
CONSTRUCTION & ENGINEERING - 4.1%
Arcosa	489,123	28,731,085
Valmont Industries	189,084	44,633,278
		73,364,363
MACHINERY - 16.9%
Colfax [1]	625,570	28,657,362
ESCO Technologies	237,273	22,258,580
Helios Technologies	249,705	19,489,475
John Bean Technologies	322,263	45,961,149
Kadant	195,081	34,351,813
Lincoln Electric Holdings	365,699	48,166,215
Lindsay Corporation	270,643	44,731,875
RBC Bearings [1]	113,770	22,688,014
Woodward	299,257	36,772,700
		303,077,183
MARINE - 1.5%
Kirby Corporation [1]	449,776	27,274,416
PROFESSIONAL SERVICES - 2.0%
Forrester Research [1]	769,896	35,261,237
ROAD & RAIL - 1.4%
Landstar System	162,485	25,675,880
TRADING COMPANIES & DISTRIBUTORS - 1.6%
Air Lease Cl. A	688,405	28,734,025
Total (Cost $245,555,393)		573,445,931

INFORMATION TECHNOLOGY – 21.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.3%
Cognex Corporation	307,691	25,861,428
FARO Technologies [1]	401,548	31,228,388
IPG Photonics [1]	98,709	20,804,896
National Instruments	556,600	23,533,048
Rogers Corporation [1]	195,566	39,269,653
†Vontier Corporation	800,000	26,064,000
		166,761,413

IT SERVICES - 2.2%
Computer Services [2]	561,400	31,578,750
Jack Henry & Associates	49,987	8,173,374
		39,752,124
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%
Cirrus Logic [1]	297,024	25,282,683
CMC Materials	256,948	38,732,342
MKS Instruments	264,834	47,127,210
		111,142,235
SOFTWARE - 3.4%
Fair Isaac [1]	35,041	17,614,410
Manhattan Associates [1]	157,171	22,764,648
†Upland Software 1	495,500	20,399,735
		60,778,793
Total (Cost $185,597,811)		378,434,565

MATERIALS – 8.3%
CHEMICALS - 4.1%
Innospec	348,753	31,600,509
Quaker Chemical	176,802	41,935,667
		73,536,176
METALS & MINING - 2.2%
Reliance Steel & Aluminum	264,355	39,891,169
PAPER & FOREST PRODUCTS - 2.0%
Stella-Jones	1,012,691	36,460,471
Total (Cost $84,792,916)		149,887,816

REAL ESTATE – 2.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.4%
Kennedy-Wilson Holdings	1,977,469	39,292,309
†Marcus & Millichap 1	77,626	3,017,323
Total (Cost $36,484,152)		42,309,632

TOTAL COMMON STOCKS
(Cost $845,470,638)		1,642,731,717

44 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Royce Premier Fund (continued)

VALUE

REPURCHASE AGREEMENT– 8.0%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$142,818,223 (collateralized by obligations of various U.S. Government Agencies, 1.25% due

6/30/28, valued at $145,674,590)

(Cost $142,818,223)	$142,818,223

TOTAL INVESTMENTS – 99.5%
(Cost $988,288,861)	1,785,549,940

CASH AND OTHER ASSETS LESS LIABILITIES – 0.5%	9,302,629

NET ASSETS – 100.0%	$1,794,852,569

Royce Small-Cap Value Fund
Common Stocks – 97.7%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.4%
ENTERTAINMENT - 0.6%
SciPlay Corporation Cl. A [1,3]	45,044	$763,496
MEDIA - 0.8%
†Entravision Communications Cl. A	61,385	410,052
Saga Communications Cl. A	35,086	759,612
		1,169,664
Total (Cost $2,244,108)		1,933,160

CONSUMER DISCRETIONARY – 22.0%
AUTO COMPONENTS - 0.5%
Gentex Corporation	19,240	636,652
DIVERSIFIED CONSUMER SERVICES - 1.0%
†Lincoln Educational Services [1]	180,741	1,406,165
HOUSEHOLD DURABLES - 5.4%
La-Z-Boy	77,802	2,881,786
†Meritage Homes [1]	16,110	1,515,629
PulteGroup	59,800	3,263,286
		7,660,701
LEISURE PRODUCTS - 3.8%
Malibu Boats Cl. A [1]	22,038	1,616,046
MasterCraft Boat Holdings [1]	87,554	2,301,795
†Nautilus [1]	89,509	1,508,227
		5,426,068
SPECIALTY RETAIL - 11.3%
Aaron’s Company (The)	89,813	2,873,118
American Eagle Outfitters	25,161	944,292
†Haverty Furniture	41,771	1,786,128
†Lazydays Holdings [1,3]	62,890	1,383,580
OneWater Marine Cl. A	61,320	2,577,279
Rent-A-Center	60,824	3,227,930
Shoe Carnival	46,200	3,307,458
		16,099,785
Total (Cost $21,516,955)		31,229,371

CONSUMER STAPLES – 0.4%
FOOD & STAPLES RETAILING - 0.4%
Village Super Market Cl. A	22,390	526,389
Total (Cost $501,079)		526,389

ENERGY – 0.5%
OIL, GAS & CONSUMABLE FUELS - 0.5%
Dorchester Minerals L.P.	45,534	767,248
Total (Cost $620,050)		767,248

FINANCIALS – 22.9%
BANKS - 7.0%
Ames National	30,293	742,481
Camden National	15,876	758,238
†Chemung Financial	15,370	681,045
City Holding Company	22,029	1,657,462
CNB Financial	33,581	766,318
Financial Institutions	23,378	701,340
Landmark Bancorp	27,497	742,694
MidWestOne Financial Group	39,267	1,129,711
National Bankshares	56,004	1,960,700
Unity Bancorp	32,992	727,474
		9,867,463
CAPITAL MARKETS - 4.0%
Evercore Cl. A	24,244	3,412,828
Houlihan Lokey Cl. A	8,595	702,985

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 45

Schedules of Investments

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
Moelis & Company Cl. A	27,219	$1,548,489
		5,664,302
CONSUMER FINANCE - 2.0%
PROG Holdings [1]	59,200	2,849,296
INSURANCE - 6.8%
CNO Financial Group	92,900	2,194,298
†Donegal Group Cl. A	49,990	728,354
†Employers Holdings	56,095	2,400,866
Heritage Insurance Holdings	123,462	1,059,304
James River Group Holdings	22,727	852,717
Kemper Corporation	23,300	1,721,870
Selective Insurance Group	8,637	700,893
		9,658,302
THRIFTS & MORTGAGE FINANCE - 3.1%
Southern Missouri Bancorp	33,486	1,505,531
Timberland Bancorp	54,119	1,521,826
TrustCo Bank Corp NY	40,911	1,406,520
		4,433,877
Total (Cost $26,299,015)		32,473,240

HEALTH CARE – 7.7%
BIOTECHNOLOGY - 2.1%
Catalyst Pharmaceuticals [1]	357,994	2,058,466
Coherus BioSciences [1]	28,887	399,507
Vanda Pharmaceuticals [1]	23,938	514,906
		2,972,879
HEALTH CARE PROVIDERS & SERVICES - 3.1%
Ensign Group (The)	12,121	1,050,527
Molina Healthcare [1]	11,714	2,964,345
Pennant Group [1]	8,013	327,732
		4,342,604
PHARMACEUTICALS - 2.5%
†BioDelivery Sciences International 1	277,103	992,029
†SIGA Technologies [1]	136,123	854,852
Supernus Pharmaceuticals [1]	56,661	1,744,592
		3,591,473
Total (Cost $8,109,208)		10,906,956

INDUSTRIALS – 22.9%
AEROSPACE & DEFENSE - 1.5%
Vectrus [1]	43,961	2,092,104
BUILDING PRODUCTS - 1.4%
†Builders FirstSource [1]	19,541	833,619
UFP Industries	15,900	1,182,006
		2,015,625
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Herman Miller	39,920	1,881,829
CONSTRUCTION & ENGINEERING - 5.8%
Comfort Systems USA	7,138	562,403
Great Lakes Dredge & Dock [1]	196,557	2,871,698
MasTec [1]	6,012	637,873
MYR Group [1]	7,840	712,813
Northwest Pipe [1]	40,333	1,139,407
Primoris Services	75,599	2,224,879
		8,149,073
MACHINERY - 2.3%
Alamo Group	4,063	620,339
Federal Signal	16,010	644,082
Miller Industries	51,828	2,044,096
		3,308,517
PROFESSIONAL SERVICES - 5.1%
Barrett Business Services	13,131	953,442
Heidrick & Struggles International	54,426	2,424,678
Kforce	15,195	956,221
Korn Ferry	18,164	1,317,798
Resources Connection	66,253	951,393
Robert Half International	7,216	642,008
		7,245,540
ROAD & RAIL - 5.5%
ArcBest	47,584	2,768,913
Old Dominion Freight Line	2,246	570,035
Saia [1]	2,653	555,777
Schneider National Cl. B	81,551	1,775,365
Werner Enterprises	48,784	2,171,864
		7,841,954
Total (Cost $20,724,791)		32,534,642

INFORMATION TECHNOLOGY – 19.5%
COMMUNICATIONS EQUIPMENT - 1.0%
NETGEAR [1]	38,400	1,471,488
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 13.9%
Advanced Energy Industries	6,165	694,857
ePlus [1]	24,296	2,106,220
Fabrinet [1]	7,254	695,441
Insight Enterprises [1]	21,623	2,162,516
Kimball Electronics [1]	102,285	2,223,676
Methode Electronics	29,189	1,436,391
PC Connection	17,789	823,097
Plexus Corporation [1]	7,353	672,138
Sanmina Corporation [1]	83,541	3,254,757
SYNNEX Corporation	22,466	2,735,460
Vishay Intertechnology	131,404	2,963,160
		19,767,713
IT SERVICES - 1.7%
Concentrix Corporation [1]	5,600	900,480
IBEX [1,3]	36,914	720,561
Sykes Enterprises [1]	14,918	801,097
		2,422,138
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
Kulicke & Soffa Industries	55,139	3,374,507
MKS Instruments	3,880	690,446
		4,064,953
Total (Cost $16,033,109)		27,726,292

REAL ESTATE – 0.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
Marcus & Millichap [1]	16,289	633,153
Total (Cost $424,709)		633,153

TOTAL COMMON STOCKS
(Cost $96,473,024)		138,730,451

46 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Royce Small-Cap Value Fund (continued)

VALUE

REPURCHASE AGREEMENT– 2.6%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$3,716,925 (collateralized by obligations of various U.S. Government Agencies, 1.25% due

6/30/28, valued at $3,791,268)

(Cost $3,716,925)	$3,716,925

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.5%
Money Market Funds
Federated Government Obligations Fund - Institutional Shares (7 day yield-0.01%)
(Cost $669,300)	669,300

TOTAL INVESTMENTS – 100.8%
(Cost $100,859,249)	143,116,676

LIABILITIES LESS CASH AND OTHER ASSETS – (0.8)%	(1,074,332)

NET ASSETS – 100.0%	$142,042,344

Royce Smaller-Companies Growth Fund
Common Stocks – 93.4%
	SHARES	VALUE

COMMUNICATION SERVICES – 6.5%
ENTERTAINMENT - 3.3%
CuriosityStream Cl. A [1,3]	117,700	$1,605,428
†LiveXLive Media [1]	482,000	2,275,040
†Motorsport Games Cl. A [1]	62,200	870,800
Score Media and Gaming Cl. A [1]	30,200	605,657
Sea Cl. A ADR [1]	23,000	6,315,800
		11,672,725
INTERACTIVE MEDIA & SERVICES - 3.2%
Enthusiast Gaming Holdings [1]	1,964,800	11,665,802
Total (Cost $9,906,475)		23,338,527

CONSUMER DISCRETIONARY – 8.5%
DIVERSIFIED CONSUMER SERVICES - 0.8%
Aspen Group [1]	450,000	2,934,000
HOTELS, RESTAURANTS & LEISURE - 2.3%
†Bragg Gaming Group [1]	11,400	121,210
DraftKings Cl. A [1,3]	12,000	626,040
NEOGAMES [1]	19,000	1,167,930
Papa John’s International	22,000	2,297,680
Rush Street Interactive Cl. A [1,3]	145,000	1,777,700
Texas Roadhouse	23,000	2,212,600
		8,203,160
HOUSEHOLD DURABLES - 1.8%
Lovesac Company (The) [1,3]	50,666	4,042,640
Purple Innovation [1]	94,000	2,482,540
		6,525,180
INTERNET & DIRECT MARKETING RETAIL - 0.8%
CarParts.com [1,3]	128,000	2,606,080
LEISURE PRODUCTS - 0.6%
Callaway Golf [1]	58,000	1,956,340
SPECIALTY RETAIL - 2.2%
†Leslie’s [1]	126,500	3,477,485
Lithia Motors Cl. A	13,000	4,467,320
		7,944,805
Total (Cost $22,070,532)		30,169,565

CONSUMER STAPLES – 1.4%
FOOD & STAPLES RETAILING - 0.4%
MedAvail Holdings [1,3]	116,740	1,430,065
FOOD PRODUCTS - 0.4%
Freshpet [1]	8,000	1,303,680
HOUSEHOLD PRODUCTS - 0.6%
†Central Garden & Pet Cl. A [1]	45,000	2,173,500
Total (Cost $3,761,894)		4,907,245

FINANCIALS – 6.1%
BANKS - 2.5%
Primis Financial	4,000	61,040
Seacoast Banking Corporation of Florida	82,000	2,800,300
TriState Capital Holdings [1]	124,057	2,529,522
†Triumph Bancorp 1	48,000	3,564,000
		8,954,862
CAPITAL MARKETS - 0.4%
MarketAxess Holdings	3,000	1,390,770
INSURANCE - 1.7%
†BRP Group Cl. A [1,3]	36,000	959,400
†Metromile [1,3]	150,000	1,372,500
†Trean Insurance Group [1]	170,800	2,575,664
†Trupanion [1]	10,000	1,151,000
		6,058,564

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 47

Schedules of Investments

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
INVESTMENT COMPANIES - 1.5%
†Rodgers Silicon Valley Acquisition [1,3]	125,000	$2,871,250
†Trident Acquisitions [1,3]	192,000	2,424,960
		5,296,210
Total (Cost $18,185,209)		21,700,406

HEALTH CARE – 30.2%
BIOTECHNOLOGY - 8.0%
Avid Bioservices [1]	231,000	5,925,150
†BiomX 1,3	359,000	1,960,140
CareDx [1]	70,000	6,406,400
†Krystal Biotech [1,3]	22,000	1,496,000
MeiraGTx Holdings [1]	190,000	2,945,000
Oxford Biomedica [1]	224,000	4,028,170
PureTech Health [1]	846,000	3,990,627
†Synlogic [1]	484,041	1,882,919
		28,634,406
HEALTH CARE EQUIPMENT & SUPPLIES - 12.0%
Alphatec Holdings [1]	304,000	4,657,280
Axonics [1,3]	47,000	2,980,270
CryoPort [1]	23,198	1,463,794
CytoSorbents Corporation [1]	137,000	1,034,350
InMode [1]	87,000	8,237,160
Itamar Medical ADR [1,3]	63,000	1,483,650
Neuronetics [1]	243,500	3,900,870
Profound Medical [1]	92,000	1,498,451
†SeaSpine Holdings [1]	128,000	2,625,280
†Semler Scientific [1,2]	16,000	1,788,640
SI-BONE [1]	82,000	2,580,540
STAAR Surgical [1]	54,000	8,235,000
West Pharmaceutical Services	6,000	2,154,600
		42,639,885
HEALTH CARE PROVIDERS & SERVICES - 6.9%
Addus HomeCare [1]	25,000	2,181,000
Joint Corp. (The) [1,3]	45,000	3,776,400
ModivCare [1]	32,000	5,442,240
Pennant Group [1]	68,000	2,781,200
PetIQ Cl. A [1,3]	72,000	2,779,200
Progyny [1]	52,000	3,068,000
Sharps Compliance [1,3]	284,000	2,925,200
Vivos Therapeutics [1]	348,000	1,722,600
		24,675,840
HEALTH CARE TECHNOLOGY - 1.3%
CareCloud [1,3]	284,000	2,391,280
Schrodinger [1,3]	30,100	2,275,861
		4,667,141
LIFE SCIENCES TOOLS & SERVICES - 2.0%
Harvard Bioscience [1]	213,600	1,779,288
†Inotiv [1]	105,796	2,822,637
Medpace Holdings [1]	15,000	2,649,450
		7,251,375
Total (Cost $60,332,417)		107,868,647

INDUSTRIALS – 12.9%
AEROSPACE & DEFENSE - 1.7%
AeroVironment [1]	31,000	3,104,650
Kratos Defense & Security Solutions [1]	101,000	2,877,490
		5,982,140
COMMERCIAL SERVICES & SUPPLIES - 1.0%
†ACV Auctions Cl. A [1]	40,000	1,025,200
†VSE Corporation	53,000	2,624,030
		3,649,230
CONSTRUCTION & ENGINEERING - 0.6%
†Ameresco Cl. A [1]	36,000	2,257,920
ELECTRICAL EQUIPMENT - 2.6%
American Superconductor [1]	226,349	3,936,209
EnerSys	29,000	2,834,170
Eos Energy Enterprises [1,3]	111,000	1,993,560
†GrafTech International	50,000	581,000
		9,344,939
MACHINERY - 2.6%
ATS Automation Tooling Systems [1]	193,000	5,539,642
Chart Industries [1]	26,000	3,804,320
		9,343,962
PROFESSIONAL SERVICES - 2.0%
ASGN [1,3]	26,000	2,520,180
Atlas Technical Consultants Cl. A [1]	256,000	2,478,080
GP Strategies [1]	143,282	2,252,393
		7,250,653
TRADING COMPANIES & DISTRIBUTORS - 2.4%
Lawson Products [1]	157,000	8,401,070
Total (Cost $31,684,607)		46,229,914

INFORMATION TECHNOLOGY – 25.3%
COMMUNICATIONS EQUIPMENT - 0.2%
†Genasys [1]	104,000	569,920
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.2%
Advanced Energy Industries	34,000	3,832,140
Iteris [1]	1,287,474	8,561,702
nLIGHT [1]	91,000	3,301,480
Rogers Corporation [1]	14,000	2,811,200
		18,506,522
IT SERVICES - 4.4%
Cantaloupe [1]	428,996	5,087,893
Unisys Corporation [1]	426,900	10,804,839
		15,892,732
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.9%
Ambarella [1]	50,000	5,331,500
AXT [1]	216,400	2,376,072
Canadian Solar [1,3]	68,000	3,049,120
CyberOptics Corporation [1]	79,000	3,235,840
Impinj [1,3]	61,000	3,146,990
Lattice Semiconductor [1]	39,000	2,191,020
MagnaChip Semiconductor [1]	403,461	9,626,579
Onto Innovation [1]	43,000	3,140,720
Silicon Laboratories [1]	22,000	3,371,500
		35,469,341
SOFTWARE - 5.6%
Agilysys [1]	99,000	5,630,130
Coupa Software [1]	5,000	1,310,550
Descartes Systems Group (The) [1]	65,033	4,497,682
LivePerson [1,3]	59,000	3,731,160
Paylocity Holding Corporation [1,3]	9,786	1,867,169
RingCentral Cl. A [1]	4,000	1,162,320
Veritone [1]	90,000	1,773,900
		19,972,911
Total (Cost $46,766,477)		90,411,426

48 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

MATERIALS – 1.6%
CHEMICALS - 1.2%
†Danimer Scientific Cl. A [1]	84,000	$2,104,200
NanoXplore [1]	611,000	2,203,267
		4,307,467
METALS & MINING - 0.4%
†ioneer [1]	6,000,000	1,574,896
Total (Cost $5,575,686)		5,882,363

REAL ESTATE – 0.9%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.9%
Postal Realty Trust Cl. A	170,000	3,100,800
Total (Cost $2,830,846)		3,100,800

TOTAL COMMON STOCKS
(Cost $201,114,143)		333,608,893

REPURCHASE AGREEMENT– 6.8%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$24,389,873 (collateralized by obligations of various U.S. Government Agencies, 1.25% due

6/30/28, valued at $24,877,739)

(Cost $24,389,873)		24,389,873

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.7%
Money Market Funds
Federated Government Obligations Fund - Institutional Shares (7 day yield-0.01%)
(Cost $13,108,421)		13,108,421

TOTAL INVESTMENTS – 103.9%
(Cost $238,612,437)		371,107,187

LIABILITIES LESS CASH AND OTHER ASSETS – (3.9)%		(14,088,229)

NET ASSETS – 100.0%		$357,018,958

Royce Special Equity Fund
Common Stocks – 85.4%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.5%
MEDIA - 2.5%
Meredith Corporation [1]	643,000	$27,931,920
Total (Cost $18,775,544)		27,931,920

CONSUMER DISCRETIONARY – 20.1%
AUTO COMPONENTS - 5.7%
Gentex Corporation	468,200	15,492,738
Standard Motor Products	1,105,000	47,901,750
		63,394,488
AUTOMOBILES - 1.9%
Winnebago Industries	316,500	21,509,340
HOTELS, RESTAURANTS & LEISURE - 0.3%
Bowl America Cl. A [1,5]	325,000	2,863,250
HOUSEHOLD DURABLES - 6.4%
Flexsteel Industries [5]	767,500	30,999,325
Hooker Furniture [5]	1,137,000	39,385,680
		70,385,005
LEISURE PRODUCTS - 4.7%
Johnson Outdoors Cl. A	432,000	52,272,000
TEXTILES, APPAREL & LUXURY GOODS - 1.1%
Movado Group	372,900	11,735,163
Total (Cost $151,063,460)		222,159,246

CONSUMER STAPLES – 8.2%
FOOD & STAPLES RETAILING - 3.8%
†Ingles Markets Cl. A	722,500	42,100,075
FOOD PRODUCTS - 4.4%
John B. Sanfilippo & Son	539,500	47,783,515
Total (Cost $82,651,431)		89,883,590

FINANCIALS – 5.4%
CAPITAL MARKETS - 5.4%
†BrightSphere Investment Group	923,000	21,625,890
Diamond Hill Investment Group	139,500	23,339,745
†Federated Hermes Cl. B	422,500	14,326,975
Total (Cost $50,940,554)		59,292,610

HEALTH CARE – 2.0%
BIOTECHNOLOGY - 2.0%
United Therapeutics [1]	124,500	22,336,545
Total (Cost $15,628,188)		22,336,545

INDUSTRIALS – 24.1%
AEROSPACE & DEFENSE - 3.8%
National Presto Industries [5]	408,000	41,473,200
BUILDING PRODUCTS - 2.3%
Insteel Industries	182,500	5,867,375
†UFP Industries	261,500	19,439,910
		25,307,285
COMMERCIAL SERVICES & SUPPLIES - 1.9%
Ennis	950,000	20,444,000
CONSTRUCTION & ENGINEERING - 3.3%
Argan	250,000	11,947,500
†MYR Group [1]	215,000	19,547,800
†Sterling Construction [1]	210,000	5,067,300
		36,562,600
ELECTRICAL EQUIPMENT - 2.7%
Encore Wire	227,500	17,242,225
Hubbell Incorporated	65,000	12,144,600
		29,386,825

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 49

Schedules of Investments

Royce Special Equity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY - 7.5%
Gencor Industries [1,5]	1,065,000	$12,950,400
Hurco Companies [5]	580,000	20,300,000
Miller Industries [5]	696,500	27,469,960
Mueller Industries	515,500	22,326,305
		83,046,665
TRADING COMPANIES & DISTRIBUTORS - 2.6%
MSC Industrial Direct Cl. A	325,000	29,162,250
Total (Cost $195,159,329)		265,382,825

INFORMATION TECHNOLOGY – 15.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.7%
Vishay Intertechnology	1,079,200	24,335,960
Vishay Precision Group [1]	152,500	5,191,100
		29,527,060
IT SERVICES - 4.0%
Computer Services [2]	790,800	44,482,500
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.7%
Axcelis Technologies [1]	593,500	23,989,270
Kulicke & Soffa Industries	860,000	52,632,000
NVE Corporation [5]	259,000	19,178,950
		95,800,220
Total (Cost $79,200,037)		169,809,780

MATERIALS – 5.2%
CHEMICALS - 4.1%
Huntsman Corporation	1,700,000	45,084,000
CONSTRUCTION MATERIALS - 1.1%
United States Lime & Minerals	88,500	12,309,465
Total (Cost $41,846,104)		57,393,465

REAL ESTATE – 2.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.5%
Marcus & Millichap [1]	717,400	27,885,338
Total (Cost $18,963,009)		27,885,338

TOTAL COMMON STOCKS
(Cost $654,227,656)		942,075,319

REPURCHASE AGREEMENT– 14.5%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$160,575,568 (collateralized by obligations of various U.S. Government Agencies, 1.25% due

6/30/28, valued at $163,787,103)

(Cost $160,575,568)		160,575,568
TOTAL INVESTMENTS – 99.9%
(Cost $814,803,224)		1,102,650,887

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%		888,358

NET ASSETS – 100.0%		$1,103,539,245

Royce Total Return Fund

Common Stocks – 98.9%

	SHARES	VALUE
COMMUNICATION SERVICES – 1.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
ATN International	261,693	$11,904,415
ENTERTAINMENT - 0.9%
World Wrestling Entertainment Cl. A	256,851	14,869,104
Total (Cost $19,907,550)		26,773,519

CONSUMER DISCRETIONARY – 7.2%
AUTO COMPONENTS - 1.4%
Gentex Corporation	367,584	12,163,354
LCI Industries	76,885	10,104,227
		22,267,581
HOTELS, RESTAURANTS & LEISURE - 1.5%
†Denny's Corporation [1]	1,131,800	18,663,382
Hyatt Hotels Cl. A [1]	58,253	4,522,763
		23,186,145
HOUSEHOLD DURABLES - 0.9%
Leggett & Platt	258,940	13,415,681
TEXTILES, APPAREL & LUXURY GOODS - 3.4%
Levi Strauss & Co. Cl. A	966,431	26,789,468
Ralph Lauren Cl. A	211,936	24,968,180
		51,757,648
Total (Cost $73,954,660)		110,627,055

CONSUMER STAPLES – 2.8%
FOOD PRODUCTS - 0.0%
Hershey Creamery [2]	158	632,000
HOUSEHOLD PRODUCTS - 2.8%
Reynolds Consumer Products	660,565	20,048,148
Spectrum Brands Holdings	271,926	23,124,587
		43,172,735
Total (Cost $35,285,771)		43,804,735

ENERGY – 2.9%
ENERGY EQUIPMENT & SERVICES - 2.9%
†Cactus Cl. A	547,600	20,107,872
†ChampionX [1]	175,500	4,501,575
Computer Modelling Group	1,435,056	5,915,728
Pason Systems	1,115,676	8,037,259
TGS	502,068	6,399,652
Total (Cost $45,242,954)		44,962,086

FINANCIALS – 40.6%
BANKS - 20.2%
†Atlantic Capital Bancshares [1]	225,300	5,736,138
Bank of N.T. Butterfield & Son	630,512	22,351,650
BankUnited	523,372	22,342,751
BOK Financial	203,495	17,622,667
†CapStar Financial Holdings	176,500	3,618,250
†CBTX	152,000	4,151,120
†First Bancshares (The)	297,000	11,116,710
First Citizens BancShares Cl. A	21,403	17,823,134
First Hawaiian	686,675	19,460,369
HBT Financial	405,244	7,055,298
†Heritage Commerce	319,200	3,552,696
Home BancShares	942,522	23,261,443
†HomeTrust Bancshares	127,400	3,554,460
Independent Bank Group	397,691	29,421,180
OceanFirst Financial	351,270	7,320,467
†Origin Bancorp	392,500	16,665,550
†Preferred Bank	83,100	5,257,737
†Primis Financial	206,800	3,155,768

50 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
†QCR Holdings	147,800	$7,107,702
Signature Bank	57,413	14,103,503
†Southern First Bancshares [1]	65,400	3,345,864
†TowneBank	323,600	9,843,912
Triumph Bancorp [1]	327,562	24,321,479
UMB Financial	137,611	12,806,080
Valley National Bancorp	1,301,723	17,482,140
		312,478,068
CAPITAL MARKETS - 5.1%
Ares Management Cl. A	204,033	12,974,459
Artisan Partners Asset Management Cl. A	369,269	18,766,251
Ashmore Group	321,022	1,709,668
Lazard Cl. A	200,587	9,076,562
Moelis & Company Cl. A	250,305	14,239,851
Sprott	217,831	8,573,713
TMX Group	126,404	13,352,162
		78,692,666
DIVERSIFIED FINANCIAL SERVICES - 2.4%
Compass Diversified Holdings	1,162,793	29,651,222
Equitable Holdings	271,054	8,253,594
		37,904,816
INSURANCE - 12.9%
AMERISAFE	218,356	13,033,670
Assured Guaranty	266,400	12,648,672
Axis Capital Holdings	499,684	24,489,513
First American Financial	315,660	19,681,401
Hanover Insurance Group	62,031	8,413,885
†International General Insurance Holdings	477,801	4,443,549
James River Group Holdings	751,492	28,195,980
Old Republic International	543,500	13,538,585
ProAssurance Corporation	670,034	15,243,273
RenaissanceRe Holdings	104,200	15,507,044
Stewart Information Services	346,000	19,614,740
†Trean Insurance Group [1]	1,631,715	24,606,262
		199,416,574
Total (Cost $453,966,043)		628,492,124

HEALTH CARE – 0.8%
HEALTH CARE PROVIDERS & SERVICES - 0.8%
Patterson Companies	383,842	11,664,958
Total (Cost $7,285,802)		11,664,958

INDUSTRIALS – 22.6%
BUILDING PRODUCTS - 2.6%
Fortune Brands Home & Security	164,792	16,414,931
UFP Industries	326,016	24,236,030
		40,650,961
COMMERCIAL SERVICES & SUPPLIES - 3.1%
Deluxe Corporation	495,231	23,657,185
Healthcare Services Group	782,509	24,703,809
		48,360,994
ELECTRICAL EQUIPMENT - 3.6%
GrafTech International	1,701,600	19,772,592
Hubbell Incorporated	66,834	12,487,264
†nVent Electric	723,100	22,589,644
		54,849,500
INDUSTRIAL CONGLOMERATES - 1.9%
Carlisle Companies	149,967	28,700,684

MACHINERY - 5.7%
Crane Company	272,986	25,215,717
Douglas Dynamics	207,400	8,439,106
Lincoln Electric Holdings	109,444	14,414,869
Lindsay Corporation	47,857	7,909,805
Mueller Industries	226,865	9,825,523
Timken Company (The)	284,711	22,944,860
		88,749,880
PROFESSIONAL SERVICES - 1.1%
KBR	456,759	17,425,356
ROAD & RAIL - 0.5%
Werner Enterprises	164,137	7,307,379
TRADING COMPANIES & DISTRIBUTORS - 4.1%
Applied Industrial Technologies	22,700	2,067,062
Global Industrial	355,933	13,066,300
Lawson Products [1]	60,600	3,242,706
McGrath RentCorp	77,008	6,281,543
MSC Industrial Direct Cl. A	292,880	26,280,122
Watsco	44,468	12,746,308
		63,684,041
Total (Cost $219,754,150)		349,728,795

INFORMATION TECHNOLOGY – 8.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.2%
Avnet	467,330	18,730,586
PC Connection	220,844	10,218,452
†Vontier Corporation	1,118,700	36,447,246
		65,396,284
IT SERVICES - 1.5%
EVERTEC	458,800	20,026,620
Hackett Group (The)	155,832	2,808,093
		22,834,713
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
Kulicke & Soffa Industries	340,253	20,823,484
MKS Instruments	49,201	8,755,318
		29,578,802
SOFTWARE - 0.8%
†CDK Global	258,800	12,859,772
Total (Cost $95,222,101)		130,669,571

MATERIALS – 9.5%
CHEMICALS - 5.6%
Chase Corporation	78,156	8,019,587
Element Solutions	1,246,302	29,138,541
Innospec	215,927	19,565,145
Minerals Technologies	337,697	26,566,623
Quaker Chemical	13,273	3,148,223
		86,438,119
CONTAINERS & PACKAGING - 3.7%
AptarGroup	53,387	7,519,025
Graphic Packaging Holding Company	1,511,334	27,415,599
Silgan Holdings	529,254	21,964,041
		56,898,665
METALS & MINING - 0.2%
Ferroglobe (Warranty Insurance Trust) [1,4]	569,803	0
Gold Fields ADR	453,801	4,038,829
		4,038,829
Total (Cost $103,732,894)		147,375,613

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 51

June 30, 2021 (unaudited)

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

REAL ESTATE – 2.4%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.0%
†Equity Commonwealth	574,300	$15,046,660
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
Kennedy-Wilson Holdings	1,123,505	22,324,044
Total (Cost $37,293,962)		37,370,704

TOTAL COMMON STOCKS
(Cost $1,091,645,887)		1,531,469,160

PREFERRED STOCK - 0.1%
Chicken Soup For The Soul Entertainment
9.75% Ser. A	74,883	2,137,910
(Cost $1,884,656)		2,137,910

REPURCHASE AGREEMENT– 1.1%

Fixed Income Clearing Corporation, 0.00% dated 6/30/21, due 7/1/21, maturity value

$16,613,576 (collateralized by obligations of various U.S. Government Agencies, 1.25% due

6/30/28, valued at $16,945,885)

(Cost $16,613,576)		16,613,576

TOTAL INVESTMENTS – 100.1%
(Cost $1,110,144,119)		1,550,220,646

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(963,947)

NET ASSETS – 100.0%		$1,549,256,699

ADR- American Depository Receipt

†	New additions in 2021.
[1]	Non-income producing.

[2]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.

[3]	All or a portion of these securities were on loan at June 30, 2021.

[4]	Securities for which market quotations are not readily available represent 0.2%, 0.0% and 0.0% of net assets for Royce Micro-Cap Fund, Royce Pennsylvania Mutual Fund and Royce Total Return Fund. These securities have been valued at their fair value under procedures approved by the Fund's Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[5]	At June 30, 2021, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Securities of Royce International Premier Fund are categorized by the country of their headquarters.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2021, market value.

52 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Assets and Liabilities	June 30, 2021 (unaudited)

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$71,679,673	$38,039,460	$1,229,556,329	$399,759,391
Repurchase agreements (at cost and value)	6,490,181	4,648,074	50,003,917	16,721,174
Cash	—	—	—	20,732
Foreign currency[2]	—	7,382	307,526	21,955
Receivable for investments sold	—	—	885,940	2,678,037
Receivable for capital shares sold	18,591	26,385	1,839,715	47,676
Receivable for dividends	102,373	69,770	2,500,798	178,500
Receivable for securities lending income	—	—	—	1,300
Prepaid expenses and other assets	2,056	843	24,687	8,036
Total Assets	78,292,874	42,791,914	1,285,118,912	419,436,801
LIABILITIES:
Payable for collateral on loaned securities	—	—	—	189,300
Payable for investments purchased	—	—	2,296,285	873,642
Payable for capital shares redeemed	28,610	624	4,763,878	81,680
Payable for investment advisory fees	55,298	35,592	1,002,518	343,146
Payable for trustees’ fees	2,859	1,175	33,108	11,455
Accrued expenses	54,004	49,470	329,565	183,580
Deferred capital gains tax	—	190	40,839	—
Total Liabilities	140,771	87,051	8,466,193	1,682,803
Net Assets	$78,152,103	$42,704,863	$1,276,652,719	$417,753,998
ANALYSIS OF NET ASSETS:
Paid-in capital	$25,677,207	$24,204,776	$961,679,375	$194,255,960
Total distributable earnings (loss)	52,474,896	18,500,087	314,973,344	223,498,038
Net Assets	$78,152,103	$42,704,863	$1,276,652,719	$417,753,998
Investment Class	$55,614,607		$502,808,608	$201,820,706
Service Class	20,191,643	$33,582,741	65,281,664	199,404,346
Consultant Class	1,408,369		9,464,931	16,528,946
Institutional Class	937,484	9,122,122	699,097,516
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	7,810,195		26,758,071	12,645,368
Service Class	2,733,096	2,675,818	2,908,085	12,803,979
Consultant Class	166,368		396,894	1,378,968
Institutional Class	133,817	560,930	37,169,972
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$7.12		$18.79	$15.96
Service Class[3]	7.39	$12.55	22.45	15.57
Consultant Class[4]	8.47		23.85	11.99
Institutional Class[5]	7.01	16.26	18.81
Investments at identified cost	$28,253,864	$20,322,967	$900,309,544	$235,852,044
Market value of loaned securities[6]	—	—	—	8,196,314

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	The cost of foreign currency is $7,397 for Royce Global Financial Services Fund, $308,466 for Royce International Premier Fund and $21,961 for Royce Micro-Cap Fund.
[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Premier Fund), payable to the Fund.
[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[5]	Offering and redemption price per share.
[6]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 53

Statements of Assets and Liabilities

	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Value Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$1,987,288,686	$2,230,091,030	$1,642,731,717	$139,399,751
Affiliated Companies	10,836,417	—	—	—
Repurchase agreements (at cost and value)	248,411,316	74,543,071	142,818,223	3,716,925
Cash	174,292	—	—	—
Receivable for investments sold	11,462,077	6,362,268	11,727,959	141,125
Receivable for capital shares sold	10,097,032	292,489	1,221,666	96,106
Receivable for dividends	481,271	1,400,861	1,248,039	207,354
Receivable for securities lending income	88,388	7,447	—	162
Prepaid expenses and other assets	22,396	3,592,503	42,133	3,108
Total Assets	2,268,861,875	2,316,289,669	1,799,789,737	143,564,531
LIABILITIES:
Payable for collateral on loaned securities	4,438,500	10,502,933	—	669,300
Payable for investments purchased	18,105,060	6,919,003	1,697,558	531,992
Payable for capital shares redeemed	11,394,358	929,683	1,229,044	112,942
Payable for investment advisory fees	1,825,979	1,436,572	1,476,413	118,338
Payable for trustees’ fees	39,241	64,031	58,779	4,563
Accrued expenses	193,356	649,557	475,374	85,052
Total Liabilities	35,996,494	20,501,779	4,937,168	1,522,187
Net Assets	$2,232,865,381	$2,295,787,890	$1,794,852,569	$142,042,344
ANALYSIS OF NET ASSETS:
Paid-in capital	$1,393,650,347	$1,104,252,386	$719,375,084	$100,612,561
Total distributable earnings (loss)	839,215,034	1,191,535,504	1,075,477,485	41,429,783
Net Assets	$2,232,865,381	$2,295,787,890	$1,794,852,569	$142,042,344
Investment Class	$1,543,556,920	$1,661,901,180	$1,464,918,782	$44,247,396
Service Class	166,767,930	146,836,728	32,241,504	84,593,318
Consultant Class	16,438,249	260,580,584	16,357,055	4,459,333
Institutional Class	452,882,118	216,926,336	272,670,863
R Class	53,220,164	9,543,062	8,664,365	8,742,297
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	74,446,584	139,163,225	97,629,637	4,172,253
Service Class	8,707,300	12,325,425	2,212,533	8,014,029
Consultant Class	1,001,376	27,827,017	1,404,945	481,604
Institutional Class	21,335,384	18,097,940	17,889,422
R Class	2,908,386	859,410	630,414	866,723
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$20.73	$11.94	$15.00	$10.61
Service Class[2]	19.15	11.91	14.57	10.56
Consultant Class[3]	16.42	9.36	11.64	9.26
Institutional Class[4]	21.23	11.99	15.24
R Class[4]	18.30	11.10	13.74	10.09
Investments at identified cost	$1,415,608,571	$1,423,309,587	$845,470,638	$97,142,324
Market value of loaned securities[5]	58,026,220	45,734,602	—	1,141,014

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.
[5]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

54 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2021 (unaudited)

	Royce Smaller- Companies Growth Fund	Royce Special Equity Fund	Royce Total Return Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$346,717,314	$747,454,554	$1,533,607,070
Affiliated Companies	—	194,620,765	—
Repurchase agreements (at cost and value)	24,389,873	160,575,568	16,613,576
Receivable for investments sold	—	2,233,736	8,361,169
Receivable for capital shares sold	70,254	1,250,772	1,266,014
Receivable for dividends	—	316,725	1,535,362
Receivable for securities lending income	166,723	—	—
Prepaid expenses and other assets	6,543	23,334	33,008
Total Assets	371,350,707	1,106,475,454	1,561,416,199
LIABILITIES:
Payable for collateral on loaned securities	13,108,421	—	—
Payable for investments purchased	571,669	956,764	5,262,264
Payable for capital shares redeemed	214,115	763,933	5,020,768
Payable for investment advisory fees	291,220	915,704	1,298,778
Payable for trustees’ fees	9,952	33,195	46,695
Accrued expenses	136,372	266,613	530,995
Total Liabilities	14,331,749	2,936,209	12,159,500
Net Assets	$357,018,958	$1,103,539,245	$1,549,256,699
ANALYSIS OF NET ASSETS:
Paid-in capital	$151,700,805	$728,024,219	$831,206,579
Total distributable earnings (loss)	205,318,153	375,515,026	718,050,120
Net Assets	$357,018,958	$1,103,539,245	$1,549,256,699
Investment Class	$130,809,461	$796,976,130	$1,033,864,278
Service Class	211,152,086	56,300,687	87,403,964
Consultant Class	8,900,133	26,075,968	121,436,591
Institutional Class	6,157,278	224,186,460	273,142,424
R Class			33,409,442
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	9,932,684	38,307,578	92,876,284
Service Class	16,538,776	2,713,202	7,615,630
Consultant Class	827,773	1,382,695	10,447,735
Institutional Class	460,513	10,866,643	24,977,595
R Class			2,870,241
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$13.17	$20.80	$11.13
Service Class[2]	12.77	20.75	11.48
Consultant Class[3]	10.75	18.86	11.62
Institutional Class[4]	13.37	20.63	10.94
R Class[4]			11.64
Investments at identified cost	$214,222,564	$654,227,656	$1,093,530,543
Market value of loaned securities[5]	41,563,519	—	—

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.
[5]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 55

Statements of Operations

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$796,965	$446,954	$12,898,681	$1,798,246
Affiliated Companies	—	—	242,990	—
Foreign withholding tax	(30,947)	(27,768)	(1,181,069)	(27,417)
Securities lending	—	—	—	8,680
Total income	766,018	419,186	11,960,602	1,779,509
EXPENSES:
Investment advisory fees	328,226	189,550	5,881,882	1,996,650
Distribution fees	31,713	36,554	125,965	318,522
Shareholder servicing	63,230	25,290	408,031	227,186
Registration	27,879	16,529	47,846	23,229
Administrative and office facilities	26,334	16,607	221,521	81,035
Audit	16,530	16,118	20,745	17,524
Custody	16,174	17,229	151,931	18,186
Shareholder reports	7,541	2,781	105,363	39,231
Trustees’ fees	4,725	2,113	65,088	22,344
Legal	1,651	742	23,988	7,491
Other expenses	4,891	1,983	33,209	11,710
Total expenses	528,894	325,496	7,085,569	2,763,108
Compensating balance credits	(6)	(3)	(243)	(61)
Fees waived by investment adviser and distributor	—	(4,386)	(285,412)	—
Expenses reimbursed by investment adviser	(76,273)	(38,677)	(207,469)	(411)
Net expenses	452,615	282,430	6,592,445	2,762,636
Net investment income (loss)	313,403	136,756	5,368,157	(983,127)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	7,610,014	956,576	19,307,014	55,749,109
Investments in Affiliated Companies	—	—	10,218	—
Foreign currency transactions	4,097	8,020	(122,535)	5,812
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	4,050,525	4,781,627	51,749,406	32,022,692
Investments in Affiliated Companies	—	—	2,198,260	—
Other assets and liabilities denominated in foreign currency	(11,212)	(1,718)	(51,162)	(39)
Net realized and unrealized gain (loss) on investments and foreign currency	11,653,424	5,744,505	73,091,201	87,777,574
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$11,966,827	$5,881,261	$78,459,358	$86,794,447

56 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Six Months Ended June 30, 2021 (unaudited)

	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Value Fund
INVESTMENT INCOME:
INCOME:
Dividends	$8,075,127	$10,077,813	$8,908,783	$947,389
Foreign withholding tax	—	(130,262)	(106,656)	—
Interest	175	347,781	—	—
Securities lending	492,961	83,448	105,678	548
Total income	8,568,263	10,378,780	8,907,805	947,937
EXPENSES:
Investment advisory fees	9,623,275	8,333,063	9,075,575	695,809
Distribution fees	412,731	1,475,143	144,728	147,420
Shareholder servicing	682,564	698,655	666,260	105,029
Registration	60,035	41,760	36,418	25,385
Administrative and office facilities	258,151	404,543	371,746	36,398
Audit	21,831	24,286	20,787	15,095
Custody	67,895	86,252	76,414	12,841
Shareholder reports	56,641	137,671	107,652	12,693
Trustees’ fees	88,752	121,485	107,505	7,994
Legal	29,622	43,955	40,333	2,551
Other expenses	35,797	89,822	60,752	6,122
Total expenses	11,337,294	11,456,635	10,708,170	1,067,337
Compensating balance credits	(100)	(200)	(99)	(16)
Fees waived by distributor	—	(6,267)	—	—
Expenses reimbursed by investment adviser	—	—	(6,767)	(37,344)
Net expenses	11,337,194	11,450,168	10,701,304	1,029,977
Net investment income (loss)	(2,768,931)	(1,071,388)	(1,793,499)	(82,040)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	258,220,093	360,073,014	227,521,296	15,924,082
Investments in Affiliated Companies	(15,787)	—	—	—
Foreign currency transactions	1,488	(25,401)	(63,026)	—
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	190,659,426	(39,949,208)	(45,764,347)	11,917,669
Investments in Affiliated Companies	1,579,483	—	—	—
Other assets and liabilities denominated in foreign currency	16	360	—	—
Net realized and unrealized gain (loss) on investments and foreign currency	450,444,719	320,098,765	181,693,923	27,841,751
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$447,675,788	$319,027,377	$179,900,424	$27,759,711

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 57

Statements of Operations	Six Months Ended June 30, 2021 (unaudited)

	Royce Smaller- Companies Growth Fund	Royce Special Equity Fund	Royce Total Return Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$167,865	$5,914,891	$16,015,337
Affiliated Companies	—	3,924,150	—
Foreign withholding tax	—	—	(145,189)
Securities lending	359,309	—	25
Total income	527,174	9,839,041	15,870,173
EXPENSES:
Investment advisory fees	1,750,575	5,357,758	7,537,428
Distribution fees	299,517	171,816	791,954
Shareholder servicing	197,178	436,184	604,530
Registration	29,343	39,803	41,805
Administrative and office facilities	71,585	211,646	294,325
Audit	15,810	18,881	24,107
Custody	14,923	41,251	58,245
Shareholder reports	22,328	65,509	117,696
Trustees’ fees	19,752	60,679	84,722
Legal	8,340	22,172	80,147
Other expenses	10,583	51,581	53,333
Total expenses	2,439,934	6,477,280	9,688,292
Compensating balance credits	(43)	(86)	(185)
Expenses reimbursed by investment adviser	(13,446)	(28,430)	(3,551)
Net expenses	2,426,445	6,448,764	9,684,556
Net investment income (loss)	(1,899,271)	3,390,277	6,185,617
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	52,302,849	69,123,905	233,654,402
Investments in Affiliated Companies	—	(121,067)	—
Foreign currency transactions	(6,933)	—	49,256
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	8,165,418	46,529,244	21,296,320
Investments in Affiliated Companies	—	18,311,054	—
Other assets and liabilities denominated in foreign currency	(72)	—	(7,267)
Net realized and unrealized gain (loss) on investments and foreign currency	60,461,262	133,843,136	254,992,711
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$58,561,991	$137,233,413	$261,178,328

58 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Royce Dividend Value Fund		Royce Global Financial Services Fund		Royce International Premier Fund
	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20
INVESTMENT OPERATIONS:
Net investment income (loss)	$313,403	$922,919	$136,756	$250,118	$5,368,157	$2,943,349
Net realized gain (loss) on investments and foreign currency	7,614,111	2,367,798	964,596	1,465,214	19,194,697	22,478,465
Net change in unrealized appreciation (depreciation) on investments and foreign currency	4,039,313	(4,365,237)	4,779,909	2,115,926	53,896,504	134,690,339
Net increase (decrease) in net assets from investment operations	11,966,827	(1,074,520)	5,881,261	3,831,258	78,459,358	160,112,153
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(238,180)	(3,240,413)			—	(1,247,887)
Service Class	(55,615)	(1,079,729)	—	(1,687,634)	—	—
Consultant Class	—	(50,593)			—	—
Institutional Class	(3,993)	(45,009)	—	(490,704)	—	(1,995,035)
Total distributions	(297,788)	(4,415,744)	—	(2,178,338)	—	(3,242,922)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(6,107,355)	(18,600,025)			(14,709,524)	55,751,664
Service Class	(2,534,327)	(4,485,993)	3,156,561	(5,406,864)	(7,772,922)	(10,968,052)
Consultant Class	(18,723)	(320,764)			(255,797)	(1,726,782)
Institutional Class	31,573	(30,118)	—	478,106	88,334,793	123,907,508
Shareholder redemption fees
Investment Class	75	6,074			5,058	15,694
Service Class	3	1	1,922	833	739	4,735
Net increase (decrease) in net assets from capital share transactions	(8,628,754)	(23,430,825)	3,158,483	(4,927,925)	65,602,347	166,984,767
Net Increase (Decrease) In Net Assets	3,040,285	(28,921,089)	9,039,744	(3,275,005)	144,061,705	323,853,998
NET ASSETS:
Beginning of period	75,111,818	104,032,907	33,665,119	36,940,124	1,132,591,014	808,737,016
End of period	$78,152,103	$75,111,818	$42,704,863	$33,665,119	$1,276,652,719	$1,132,591,014

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 59

Statements of Changes in Net Assets

	Royce Micro-Cap Fund		Royce Opportunity Fund		Royce Pennsylvania Mutual Fund
	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20
INVESTMENT OPERATIONS:
Net investment income (loss)	$(983,127)	$(1,813,798)	$(2,768,931)	$(2,562,219)	$(1,071,388)	$3,704,489
Net realized gain (loss) on investments and foreign currency	55,754,921	23,319,990	258,205,794	9,918,591	360,047,613	35,621,900
Net change in unrealized appreciation (depreciation) on investments and foreign currency	32,022,653	44,803,849	192,238,925	256,040,438	(39,948,848)	163,878,166
Net increase (decrease) in net assets from investment operations	86,794,447	66,310,041	447,675,788	263,396,810	319,027,377	203,204,555
DISTRIBUTIONS:
Total distributable earnings
Investment Class	—	(12,180,419)	—	—	—	(69,231,208)
Service Class	—	(11,758,124)	—	—	—	(3,611,159)
Consultant Class	—	(980,127)	—	—	—	(10,246,820)
Institutional Class			—	—	—	(8,012,607)
R Class			—	—	—	(345,468)
Total distributions	—	(24,918,670)	—	—	—	(91,447,262)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(14,514,702)	(5,433,235)	474,483,708	24,573,263	(1,957,778)	(88,625,855)
Service Class	(10,276,162)	(14,965,795)	(7,332,349)	55,823,736	53,059,167	(63,518,198)
Consultant Class	(898,592)	(1,616,260)	(1,073,022)	2,345,556	(15,846,556)	(35,210,467)
Institutional Class			4,266,475	40,046,884	25,476,166	43,371,094
R Class			5,806,089	(2,834,479)	96,966	(1,187,456)
Shareholder redemption fees
Investment Class	302	731	22,887	4,415	694	5,223
Service Class	39	2	21,977	94	10,431	19
Net increase (decrease) in net assets from capital share transactions	(25,689,115)	(22,014,557)	476,195,765	119,959,469	60,839,090	(145,165,640)
Net Increase (Decrease) In Net Assets	61,105,332	19,376,814	923,871,553	383,356,279	379,866,467	(33,408,347)
NET ASSETS:
Beginning of period	356,648,666	337,271,852	1,308,993,828	925,637,549	1,915,921,423	1,949,329,770
End of period	$417,753,998	$356,648,666	$2,232,865,381	$1,308,993,828	$2,295,787,890	$1,915,921,423

60 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Premier Fund		Royce Small-Cap Value Fund		Royce Smaller-Companies Growth Fund
	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20
INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,793,499)	$6,088,084	$(82,040)	$587,163	$(1,899,271)	$(2,496,079)
Net realized gain (loss) on investments and foreign currency	227,458,270	116,147,396	15,924,082	(14,605,696)	52,295,916	48,688,482
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(45,764,347)	47,760,937	11,917,669	(4,160,421)	8,165,346	57,485,397
Net increase (decrease) in net assets from investment operations	179,900,424	169,996,417	27,759,711	(18,178,954)	58,561,991	103,677,800
DISTRIBUTIONS:
Total distributable earnings
Investment Class	—	(75,818,358)	—	(1,397,547)	—	(10,744,144)
Service Class	—	(1,489,604)	—	(2,901,432)	—	(17,138,595)
Consultant Class	—	(723,891)	—	(118,304)	—	(754,437)
Institutional Class	—	(14,256,624)			—	(526,528)
R Class	—	(449,228)	—	(253,771)
Total distributions	—	(92,737,705)	—	(4,671,054)	—	(29,163,704)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(96,897,377)	(144,735,583)	1,309,427	(11,132,948)	(3,746,752)	(6,812,104)
Service Class	(297,743)	(1,348,855)	(7,835,591)	(13,760,257)	(4,580,357)	(16,079,760)
Consultant Class	(855,977)	(2,305,819)	(293,776)	(2,225,129)	(653,740)	(75,431)
Institutional Class	(21,330,608)	488,982			(549,578)	(3,787,896)
R Class	(1,663,016)	(1,755,980)	36,804	(234,297)
Shareholder redemption fees
Investment Class	247	1,373	103	—	1,335	4
Service Class	—	83	149	94	1,442	257
Net increase (decrease) in net assets from capital share transactions	(121,044,474)	(149,655,799)	(6,782,884)	(27,352,537)	(9,527,650)	(26,754,930)
Net Increase (Decrease) In Net Assets	58,855,950	(72,397,087)	20,976,827	(50,202,545)	49,034,341	47,759,166
NET ASSETS:
Beginning of period	1,735,996,619	1,808,393,706	121,065,517	171,268,062	307,984,617	260,225,451
End of period	$1,794,852,569	$1,735,996,619	$142,042,344	$121,065,517	$357,018,958	$307,984,617

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 61

Statements of Changes in Net Assets

	Royce Special Equity Fund		Royce Total Return Fund
	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20
INVESTMENT OPERATIONS:
Net investment income (loss)	$3,390,277	$14,493,483	$6,185,617	$21,768,475
Net realized gain (loss) on investments and foreign currency	69,002,838	53,147,713	233,703,658	255,117,502
Net change in unrealized appreciation (depreciation) on investments and foreign currency	64,840,298	(16,019,772)	21,289,053	(248,636,152)
Net increase (decrease) in net assets from investment operations	137,233,413	51,621,424	261,178,328	28,249,825
DISTRIBUTIONS:
Total distributable earnings
Investment Class	—	(24,875,767)	(5,670,940)	(163,088,384)
Service Class	—	(1,595,055)	(290,772)	(12,587,274)
Consultant Class	—	(513,029)	(54,278)	(18,324,601)
Institutional Class	—	(7,057,430)	(1,462,953)	(37,383,740)
R Class			(61,017)	(5,028,388)
Total distributions	—	(34,041,281)	(7,539,960)	(236,412,387)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(5,729,095)	(128,578,387)	(32,927,970)	9,353,382
Service Class	3,136,719	(15,238,819)	4,760,297	3,463,014
Consultant Class	4,807,564	(6,046,446)	(9,556,121)	(19,183,979)
Institutional Class	1,095,489	3,602,098	23,384,956	5,823,751
R Class			(2,355,669)	(1,232,394)
Shareholder redemption fees
Investment Class	2,158	6,740	966	607
Service Class	3,074	1,954	446	17
Net increase (decrease) in net assets from capital share transactions	3,315,909	(146,252,860)	(16,693,095)	(1,775,602)
Net Increase (Decrease) In Net Assets	140,549,322	(128,672,717)	236,945,273	(209,938,164)
NET ASSETS:
Beginning of period	962,989,923	1,091,662,640	1,312,311,426	1,522,249,590
End of period	$1,103,539,245	$962,989,923	$1,549,256,699	$1,312,311,426

62 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Dividend Value Fund–Investment Class
2021†	$6.11	$0.03	$1.01	$1.04	$(0.03)	$–	$(0.03)	$7.12	17.03%[1]	$55,615	1.22%[2]	1.22%[2]	1.09%[2]	0.89%[2]	0%
2020	6.21	0.07	0.20	0.27	(0.11)	(0.26)	(0.37)	6.11	4.57	53,421	1.26	1.26	1.09	1.27	4
2019	5.56	0.09	1.58	1.67	(0.10)	(0.92)	(1.02)	6.21	30.34	76,273	1.21	1.20	1.09	1.37	8
2018	7.56	0.10	(1.27)	(1.17)	(0.10)	(0.73)	(0.83)	5.56	(16.06)	88,036	1.13	1.13	1.04	1.29	13
2017	7.18	0.10	1.43	1.53	(0.13)	(1.02)	(1.15)	7.56	21.91	121,209	1.13	1.13	1.06	1.24	16
2016	6.84	0.12	1.02	1.14	(0.11)	(0.69)	(0.80)	7.18	16.75	99,462	1.16	1.16	1.11	1.64	21
Royce Dividend Value Fund–Service Class
2021†	$6.34	$0.02	$1.05	$1.07	$(0.02)	$–	$(0.02)	$7.39	16.88%[1]	$20,192	1.55%[2]	1.55%[2]	1.34%[2]	0.64%[2]	0%
2020	6.42	0.06	0.21	0.27	(0.08)	(0.27)	(0.35)	6.34	4.47	19,687	1.60	1.60	1.34	1.02	4
2019	5.73	0.08	1.61	1.69	(0.06)	(0.94)	(1.00)	6.42	29.78	25,256	1.53	1.52	1.34	1.14	8
2018	7.76	0.07	(1.29)	(1.22)	(0.06)	(0.75)	(0.81)	5.73	(16.24)	28,120	1.43	1.43	1.34	1.01	13
2017	7.33	0.08	1.46	1.54	(0.07)	(1.04)	(1.11)	7.76	21.66	59,641	1.40	1.39	1.31	1.04	16
2016	6.96	0.10	1.04	1.14	(0.08)	(0.69)	(0.77)	7.33	16.36	115,547	1.43	1.43	1.37	1.39	21
Royce Dividend Value Fund–Consultant Class
2021†	$7.27	$(0.00)	$1.20	$1.20	$–	$–	$–	$8.47	16.51%[1]	$1,408	3.45%[2]	3.45%[2]	2.09%[2]	(0.09)%[2]	0%
2020	7.33	0.02	0.23	0.25	(0.01)	(0.30)	(0.31)	7.27	3.55	1,228	3.32	3.32	2.09	0.30	4
2019	6.53	0.03	1.85	1.88	(0.01)	(1.07)	(1.08)	7.33	29.03	1,621	3.30	3.29	2.09	0.40	8
2018	8.87	0.02	(1.48)	(1.46)	(0.03)	(0.85)	(0.88)	6.53	(16.93)	1,349	3.44	3.44	2.09	0.24	13
2017	8.39	0.02	1.68	1.70	(0.03)	(1.19)	(1.22)	8.87	20.71	1,534	3.26	3.26	2.09	0.23	16
2016	7.90	0.05	1.17	1.22	(0.04)	(0.69)	(0.73)	8.39	15.44	1,572	3.26	3.26	2.14	0.58	21
Royce Dividend Value Fund–Institutional Class
2021†	$6.02	$0.03	$0.99	$1.02	$(0.03)	$–	$(0.03)	$7.01	16.95%[1]	$937	3.10%[2]	3.10%[2]	1.09%[2]	0.92%[2]	0%
2020	6.10	0.07	0.21	0.28	(0.11)	(0.25)	(0.36)	6.02	4.82	776	3.75	3.75	1.09	1.27	4
2019	5.48	0.15	1.48	1.63	(0.11)	(0.90)	(1.01)	6.10	30.08	883	1.98	1.98	0.97	1.62	8
2018	7.46	0.09	(1.23)	(1.14)	(0.12)	(0.72)	(0.84)	5.48	(15.94)	3,016	1.89	1.89	0.89	1.28	13
2017	7.09	0.11	1.42	1.53	(0.15)	(1.01)	(1.16)	7.46	22.21	1,112	2.79	2.79	0.89	1.43	16
2016	6.78	0.13	1.00	1.13	(0.13)	(0.69)	(0.82)	7.09	16.70	823	3.30	3.30	0.93	1.81	21
Royce Global Financial Services Fund–Service Class
2021†	$10.66	$0.04	$1.85	$1.89	$–	$–	$–	$12.55	17.73%[1]	$33,583	1.78%[2]	1.78%[2]	1.49%[2]	0.72%[2]	3%
2020	9.91	0.07	1.42	1.49	(0.04)	(0.70)	(0.74)	10.66	15.25	25,919	1.88	1.88	1.49	0.80	4
2019	8.18	0.10	1.87	1.97	(0.15)	(0.09)	(0.24)	9.91	24.17	30,202	1.82	1.81	1.49	0.86	5
2018	10.57	0.07	(1.45)	(1.38)	(0.09)	(0.92)	(1.01)	8.18	(13.41)	32,113	1.68	1.68	1.49	0.61	8
2017	8.95	0.10	1.90	2.00	(0.23)	(0.15)	(0.38)	10.57	22.46	47,197	1.68	1.68	1.49	0.83	19
2016	7.99	0.11	0.92	1.03	(0.05)	(0.02)	(0.07)	8.95	12.93	43,629	1.67	1.67	1.49	1.25	37

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 63

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Global Financial Services Fund–Institutional Class [a]
2021†	$13.81	$0.06	$2.39	$2.45	$–	$–	$–	$16.26	17.74%[1]	$9,122	1.52%[2]	1.52%[2]	1.49%[2]	0.72%[2]	3%
2020	12.83	0.10	1.82	1.92	(0.04)	(0.90)	(0.94)	13.81	15.18	7,746	1.67	1.67	1.49	0.81	4
2019	10.55	0.14	2.42	2.56	(0.16)	(0.12)	(0.28)	12.83	24.35	6,738	1.60	1.60	1.33	1.04	5
2018	13.58	0.15	(1.85)	(1.70)	(0.14)	(1.19)	(1.33)	10.55	(12.87)	6,951	1.43	1.43	1.04	1.06	8
2017	11.43	0.15	2.47	2.62	(0.27)	(0.20)	(0.47)	13.58	23.01	8,608	1.44	1.44	1.04	1.29	19
2016	10.00	0.18	1.36	1.54	(0.09)	(0.02)	(0.11)	11.43	15.41 [1]	6,474	1.85 [2]	1.85 [2]	1.04 [2]	1.82 [2]	37
Royce International Premier Fund–Investment Class
2021†	$17.64	$0.08	$1.07	$1.15	$–	$–	$–	$18.79	6.52%[1]	$502,809	1.21%[2]	1.21%[2]	1.16%[2]	0.85%[2]	11%
2020	15.25	0.04	2.40	2.44	(0.05)	–	(0.05)	17.64	15.99	486,378	1.26	1.26	1.19	0.30	21
2019	11.39	0.11	3.82	3.93	(0.07)	–	(0.07)	15.25	34.49	360,623	1.26	1.26	1.18	0.74	40
2018	13.07	0.09	(1.72)	(1.63)	(0.05)	–	(0.05)	11.39	(12.45)	285,065	1.27	1.26	1.16	1.00	65
2017	9.44	(0.10)	3.88	3.78	(0.15)	–	(0.15)	13.07	40.08	103,032	1.37	1.37	1.19	0.32	41
2016	9.82	0.10	(0.19)	(0.09)	(0.28)	(0.01)	(0.29)	9.44	(0.79)	19,556	1.59	1.59	1.19	0.96	67
Royce International Premier Fund–Service Class
2021†	$21.10	$0.06	$1.29	$1.35	$–	$–	$–	$22.45	6.40%[1]	$65,282	1.53%[2]	1.53%[2]	1.44%[2]	0.56%[2]	11%
2020	18.24	0.01	2.85	2.86	–	–	–	21.10	15.68	69,153	1.57	1.57	1.44	0.04	21
2019	13.61	0.10	4.57	4.67	(0.04)	–	(0.04)	18.24	34.29	71,350	1.58	1.58	1.41	0.63	40
2018	15.60	0.11	(2.10)	(1.99)	–	–	–	13.61	(12.76)	36,303	1.59	1.59	1.44	0.71	65
2017	11.24	0.05	4.42	4.47	(0.11)	–	(0.11)	15.60	39.81	48,642	1.65	1.65	1.44	0.28	41
2016	11.64	0.06	(0.19)	(0.13)	(0.26)	(0.01)	(0.27)	11.24	(1.06)	38,884	1.84	1.84	1.44	0.66	67
Royce International Premier Fund–Consultant Class [b]
2021†	$22.50	$(0.02)	$1.37	$1.35	$–	$–	$–	$23.85	6.00%[1]	$9,465	2.37%[2]	2.37%[2]	2.19%[2]	(0.18)%[2]	11%
2020	19.60	(0.13)	3.03	2.90	–	–	–	22.50	14.80	9,182	2.42	2.41	2.19	(0.70)	21
2019	14.71	(0.03)	4.92	4.89	–	–	–	19.60	33.24	9,894	2.41	2.41	2.18	(0.17)	40
2018	16.99	(0.00)	(2.28)	(2.28)	–	–	–	14.71	(13.42)	8,546	2.33	2.32	2.19	(0.00)	65
2017	12.27	(0.08)	4.83	4.75	(0.03)	–	(0.03)	16.99	38.73	9,281	2.73	2.73	2.19	(0.52)	41
2016	11.59	0.01	0.85	0.86	(0.17)	(0.01)	(0.18)	12.27	7.49 [1]	5,086	2.70 [2]	2.70 [2]	2.19 [2]	(0.04)[2]	67
Royce International Premier Fund–Institutional Class
2021†	$17.64	$0.09	$1.08	$1.17	$–	$–	$–	$18.81	6.63%[1]	$699,098	1.15%[2]	1.15%[2]	1.04%[2]	1.01%[2]	11%
2020	15.25	0.06	2.39	2.45	(0.06)	–	(0.06)	17.64	16.12	567,878	1.20	1.20	1.04	0.44	21
2019	11.39	(0.03)	3.98	3.95	(0.09)	–	(0.09)	15.25	34.68	366,870	1.19	1.19	1.04	0.57	40
2018	12.98	(0.00)	(1.53)	(1.53)	(0.06)	–	(0.06)	11.39	(11.78)[1]	32,340	1.34 [2]	1.34 [2]	1.04 [2]	0.84 [2]	65

a The Class commenced operations on January 5, 2016.

b The Class commenced operations on February 26, 2016.

c The Class commenced operations on May 2, 2018.

64 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Micro-Cap Fund–Investment Class
2021†	$12.74	$(0.02)	$3.24	$3.22	$–	$–	$–	$15.96	25.27%[1]	$201,821	1.20%[2]	1.20%[2]	1.20%[2]	(0.31)%[2]	13%
2020	11.02	(0.05)	2.71	2.66	–	(0.94)	(0.94)	12.74	24.50	174,339	1.29	1.29	1.24	(0.46)	25
2019	9.35	(0.05)	2.02	1.97	–	(0.30)	(0.30)	11.02	21.16	158,112	1.51	1.50	1.36	(0.46)	21
2018	11.64	(0.05)	(0.94)	(0.99)	–	(1.30)	(1.30)	9.35	(8.94)	117,040	1.50	1.50	1.49	(0.43)	24
2017	11.92	(0.03)	0.66	0.63	(0.01)	(0.90)	(0.91)	11.64	5.43	166,935	1.51	1.51	1.49	(0.28)	26
2016	11.09	0.01	2.18	2.19	(0.06)	(1.30)	(1.36)	11.92	19.74	192,731	1.48	1.48	1.48	0.03	38
Royce Micro-Cap Fund–Service Class
2021†	$12.45	$(0.04)	$3.16	$3.12	$–	$–	$–	$15.57	25.06%[1]	$199,404	1.49%[2]	1.49%[2]	1.49%[2]	(0.60)%[2]	13%
2020	10.79	(0.07)	2.65	2.58	–	(0.92)	(0.92)	12.45	24.26	168,285	1.60	1.60	1.49	(0.71)	25
2019	9.15	(0.01)	1.94	1.93	–	(0.29)	(0.29)	10.79	21.22	164,956	1.51	1.51	1.50	(0.09)	21
2018	11.41	(0.07)	(0.91)	(0.98)	–	(1.28)	(1.28)	9.15	(9.09)	8,053	1.90	1.89	1.61	(0.56)	24
2017	11.69	(0.05)	0.65	0.60	–	(0.88)	(0.88)	11.41	5.32	13,880	1.86	1.86	1.61	(0.40)	26
2016	10.90	(0.01)	2.15	2.14	(0.05)	(1.30)	(1.35)	11.69	19.59	17,343	1.83	1.83	1.61	(0.11)	38
Royce Micro-Cap Fund–Consultant Class
2021†	$9.62	$(0.08)	$2.45	$2.37	$–	$–	$–	$11.99	24.64%[1]	$16,529	2.30%[2]	2.30%[2]	2.30%[2]	(1.41)%[2]	13%
2020	8.42	(0.13)	2.04	1.91	–	(0.71)	(0.71)	9.62	23.04	14,025	2.41	2.41	2.41	(1.63)	25
2019	7.23	(0.13)	1.55	1.42	–	(0.23)	(0.23)	8.42	19.72	14,204	2.59	2.59	2.58	(1.69)	21
2018	9.10	(0.14)	(0.72)	(0.86)	–	(1.01)	(1.01)	7.23	(9.93)	16,680	2.56	2.56	2.56	(1.50)	24
2017	9.41	(0.13)	0.53	0.40	–	(0.71)	(0.71)	9.10	4.35	24,396	2.54	2.54	2.54	(1.34)	26
2016	9.04	(0.09)	1.76	1.67	–	(1.30)	(1.30)	9.41	18.48	33,622	2.53	2.53	2.53	(1.02)	38
Royce Opportunity Fund–Investment Class
2021†	$15.84	$(0.02)	$4.91	$4.89	$–	$–	$–	$20.73	30.87%[1]	$1,543,557	1.15%[2]	1.15%[2]	1.15%[2]	(0.25)%[2]	34%
2020	12.52	(0.03)	3.35	3.32	–	–	–	15.84	26.52	786,849	1.24	1.23	1.23	(0.28)	53
2019	9.92	(0.06)	2.86	2.80	–	(0.20)	(0.20)	12.52	28.21	609,316	1.23	1.22	1.22	(0.50)	47
2018	13.58	(0.04)	(2.61)	(2.65)	–	(1.01)	(1.01)	9.92	(19.97)	557,003	1.20	1.20	1.20	(0.30)	47
2017	12.85	(0.04)	2.79	2.75	–	(2.02)	(2.02)	13.58	21.88	805,660	1.18	1.18	1.18	(0.28)	43
2016	10.57	(0.02)	3.19	3.17	–	(0.89)	(0.89)	12.85	29.86	751,184	1.19	1.19	1.19	(0.18)	26
Royce Opportunity Fund–Service Class
2021†	$14.66	$(0.05)	$4.54	$4.49	$–	$–	$–	$19.15	30.63%[1]	$166,768	1.44%[2]	1.44%[2]	1.44%[2]	(0.56)%[2]	34%
2020	11.61	(0.06)	3.11	3.05	–	–	–	14.66	26.27	131,725	1.54	1.54	1.49	(0.54)	53
2019	9.23	(0.09)	2.65	2.56	–	(0.18)	(0.18)	11.61	27.79	46,032	1.55	1.55	1.49	(0.77)	47
2018	12.66	(0.07)	(2.42)	(2.49)	–	(0.94)	(0.94)	9.23	(20.14)	48,797	1.52	1.52	1.49	(0.59)	47
2017	12.02	(0.08)	2.61	2.53	–	(1.89)	(1.89)	12.66	21.46	96,663	1.53	1.53	1.49	(0.61)	43
2016	9.95	(0.05)	3.01	2.96	–	(0.89)	(0.89)	12.02	29.61	73,517	1.53	1.53	1.49	(0.48)	26

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 65

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Opportunity Fund–Consultant Class
2021†	$12.61	$(0.10)	$3.91	$3.81	$–	$–	$–	$16.42	30.21%[1]	$16,438	2.24%[2]	2.24%[2]	2.24%[2]	(1.35)%[2]	34%
2020	10.09	(0.14)	2.66	2.52	–	–	–	12.61	24.98	13,477	2.45	2.45	2.45	(1.50)	53
2019	8.09	(0.16)	2.32	2.16	–	(0.16)	(0.16)	10.09	26.70	8,621	2.41	2.41	2.41	(1.67)	47
2018	11.19	(0.16)	(2.12)	(2.28)	–	(0.82)	(0.82)	8.09	(20.81)	9,831	2.30	2.29	2.29	(1.39)	47
2017	10.71	(0.16)	2.31	2.15	–	(1.67)	(1.67)	11.19	20.50	20,574	2.27	2.27	2.27	(1.37)	43
2016	9.01	(0.12)	2.71	2.59	–	(0.89)	(0.89)	10.71	28.59	21,116	2.28	2.28	2.28	(1.27)	26
Royce Opportunity Fund–Institutional Class
2021†	$16.22	$(0.02)	$5.03	$5.01	$–	$–	$–	$21.23	30.89%[1]	$452,882	1.06%[2]	1.06%[2]	1.06%[2]	(0.17)%[2]	34%
2020	12.80	(0.02)	3.44	3.42	–	–	–	16.22	26.72	340,877	1.12	1.12	1.12	(0.17)	53
2019	10.13	(0.05)	2.92	2.87	–	(0.20)	(0.20)	12.80	28.36	230,439	1.12	1.12	1.12	(0.39)	47
2018	13.84	(0.02)	(2.66)	(2.68)	–	(1.03)	(1.03)	10.13	(19.83)	227,261	1.08	1.08	1.08	(0.17)	47
2017	13.08	(0.02)	2.84	2.82	–	(2.06)	(2.06)	13.84	22.02	639,057	1.07	1.07	1.07	(0.17)	43
2016	10.74	(0.01)	3.24	3.23	–	(0.89)	(0.89)	13.08	29.94	583,975	1.07	1.07	1.07	(0.06)	26
Royce Opportunity Fund–R Class
2021†	$14.03	$(0.08)	$4.35	$4.27	$–	$–	$–	$18.30	30.43%[1]	$53,220	1.76%[2]	1.76%[2]	1.76%[2]	(0.88)%[2]	34%
2020	11.16	(0.09)	2.96	2.87	–	–	–	14.03	25.72	36,065	1.88	1.87	1.87	(0.93)	53
2019	8.90	(0.12)	2.55	2.43	–	(0.17)	(0.17)	11.16	27.38	31,230	1.86	1.85	1.85	(1.13)	47
2018	12.25	(0.11)	(2.33)	(2.44)	–	(0.91)	(0.91)	8.90	(20.42)	26,337	1.84	1.84	1.84	(0.93)	47
2017	11.67	(0.12)	2.53	2.41	–	(1.83)	(1.83)	12.25	21.06	39,311	1.82	1.82	1.82	(0.92)	43
2016	9.72	(0.08)	2.92	2.84	–	(0.89)	(0.89)	11.67	29.08	38,902	1.82	1.82	1.82	(0.81)	26
Royce Pennsylvania Mutual Fund–Investment Class
2021†	$10.24	$0.00	$1.70	$1.70	$–	$–	$–	$11.94	16.60%[1]	$1,661,901	0.91%[2]	0.91%[2]	0.91%[2]	0.04%[2]	41%
2020	9.44	0.03	1.29	1.32	(0.06)	(0.46)	(0.52)	10.24	14.08	1,426,472	0.95	0.95	0.95	0.37	32
2019	7.75	0.04	2.01	2.05	(0.02)	(0.34)	(0.36)	9.44	26.56	1,429,042	0.95	0.94	0.94	0.39	30
2018	10.52	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.75	(9.66)	1,203,967	0.92	0.92	0.92	0.33	35
2017	11.02	0.06	1.68	1.74	(0.06)	(2.18)	(2.24)	10.52	16.24	1,622,523	0.92	0.92	0.92	0.47	27
2016	9.33	0.07	2.41	2.48	(0.04)	(0.75)	(0.79)	11.02	26.47	1,671,848	0.92	0.92	0.92	0.60	18
Royce Pennsylvania Mutual Fund–Service Class
2021†	$10.23	$(0.01)	$1.69	$1.68	$–	$–	$–	$11.91	16.42%[1]	$146,837	1.23%[2]	1.23%[2]	1.22%[2]	(0.24)%[2]	41%
2020	9.42	0.02	1.28	1.30	(0.03)	(0.46)	(0.49)	10.23	13.88	78,789	1.25	1.24	1.13	0.23	32
2019	7.77	(0.00)	2.00	2.00	(0.01)	(0.34)	(0.35)	9.42	25.75	142,864	1.31	1.30	1.30	(0.01)	30
2018	10.56	(0.01)	(0.96)	(0.97)	–	(1.82)	(1.82)	7.77	(9.96)	32,191	1.30	1.30	1.30	(0.07)	35
2017	11.03	0.01	1.69	1.70	–	(2.17)	(2.17)	10.56	15.88	54,938	1.27	1.27	1.27	0.07	27
2016	9.35	0.03	2.41	2.44	(0.01)	(0.75)	(0.76)	11.03	25.99	100,598	1.26	1.26	1.26	0.27	18

66 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Pennsylvania Mutual Fund–Consultant Class
2021†	$8.07	$(0.04)	$1.33	$1.29	$–	$–	$–	$9.36	15.99%[1]	$260,581	1.92%[2]	1.92%[2]	1.92%[2]	(0.98)%[2]	41%
2020	7.47	(0.04)	1.00	0.96	–	(0.36)	(0.36)	8.07	12.94	238,595	1.96	1.96	1.96	(0.64)	32
2019	6.18	(0.04)	1.60	1.56	–	(0.27)	(0.27)	7.47	25.25	262,007	1.96	1.95	1.95	(0.62)	30
2018	8.46	(0.06)	(0.77)	(0.83)	–	(1.45)	(1.45)	6.18	(10.56)	249,004	1.93	1.93	1.93	(0.69)	35
2017	8.90	(0.05)	1.35	1.30	–	(1.74)	(1.74)	8.46	15.06	361,569	1.93	1.92	1.92	(0.54)	27
2016	7.70	(0.03)	1.98	1.95	–	(0.75)	(0.75)	8.90	25.20	402,114	1.94	1.94	1.94	(0.42)	18
Royce Pennsylvania Mutual Fund–Institutional Class
2021†	$10.27	$0.01	$1.71	$1.72	$–	$–	$–	$11.99	16.75%[1]	$216,926	0.85%[2]	0.85%[2]	0.85%[2]	0.10%[2]	41%
2020	9.47	0.04	1.28	1.32	(0.06)	(0.46)	(0.52)	10.27	14.10	163,944	0.89	0.89	0.89	0.42	32
2019	7.78	0.04	2.02	2.06	(0.03)	(0.34)	(0.37)	9.47	26.53	106,564	0.89	0.89	0.89	0.45	30
2018	10.55	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.78	(9.56)	83,908	0.88	0.88	0.88	0.40	35
2017	11.04	0.09	1.67	1.76	(0.07)	(2.18)	(2.25)	10.55	16.44	53,367	0.83	0.83	0.83	0.42	27
2016	9.34	0.09	2.41	2.50	(0.05)	(0.75)	(0.80)	11.04	26.65	245,009	0.83	0.83	0.83	0.63	18
Royce Pennsylvania Mutual Fund–R Class
2021†	$9.56	$(0.04)	$1.58	$1.54	$–	$–	$–	$11.10	16.11%[1]	$9,543	1.71%[2]	1.71%[2]	1.71%[2]	(0.76)%[2]	41%
2020	8.84	(0.04)	1.19	1.15	–	(0.43)	(0.43)	9.56	13.07	8,121	1.83	1.83	1.83	(0.51)	32
2019	7.30	(0.03)	1.89	1.86	–	(0.32)	(0.32)	8.84	25.48	8,853	1.75	1.74	1.74	(0.41)	30
2018	9.94	(0.03)	(0.91)	(0.94)	–	(1.70)	(1.70)	7.30	(10.15)	10,014	1.58	1.57	1.57	(0.34)	35
2017	10.44	(0.04)	1.58	1.54	–	(2.04)	(2.04)	9.94	15.25	15,136	1.73	1.73	1.73	(0.36)	27
2016	8.90	(0.01)	2.30	2.29	–	(0.75)	(0.75)	10.44	25.62	17,059	1.63	1.63	1.63	(0.11)	18
Royce Premier Fund–Investment Class
2021†	$13.59	$(0.01)	$1.42	$1.41	$–	$–	$–	$15.00	10.38%[1]	$1,464,919	1.17%[2]	1.17%[2]	1.17%[2]	(0.19)%[2]	10%
2020	12.88	0.05	1.41	1.46	(0.12)	(0.63)	(0.75)	13.59	11.50	1,414,718	1.21	1.21	1.21	0.41	23
2019	11.62	0.05	3.87	3.92	(0.05)	(2.61)	(2.66)	12.88	34.13	1,505,821	1.20	1.19	1.19	0.32	19
2018	16.60	0.02	(1.60)	(1.58)	(0.01)	(3.39)	(3.40)	11.62	(10.40)	1,398,965	1.17	1.17	1.17	0.11	23
2017	15.51	0.00	3.63	3.63	(0.02)	(2.52)	(2.54)	16.60	23.77	1,978,847	1.16	1.16	1.16	0.00	8
2016	14.28	0.06	3.25	3.31	(0.04)	(2.04)	(2.08)	15.51	23.00	1,768,580	1.16	1.16	1.16	0.35	15
Royce Premier Fund–Service Class
2021†	$13.22	$(0.04)	$1.39	$1.35	$–	$–	$–	$14.57	10.21%[1]	$32,242	1.53%[2]	1.53%[2]	1.49%[2]	(0.51)%[2]	10%
2020	12.54	0.01	1.37	1.38	(0.09)	(0.61)	(0.70)	13.22	11.16	29,588	1.57	1.57	1.49	0.12	23
2019	11.31	(0.01)	3.78	3.77	–	(2.54)	(2.54)	12.54	33.65	29,696	1.57	1.57	1.46	(0.06)	19
2018	16.15	(0.03)	(1.55)	(1.58)	–	(3.26)	(3.26)	11.31	(10.66)	41,738	1.52	1.52	1.48	(0.19)	23
2017	15.13	(0.06)	3.53	3.47	–	(2.45)	(2.45)	16.15	23.32	54,557	1.53	1.53	1.49	(0.34)	8
2016	13.98	0.00	3.19	3.19	–	(2.04)	(2.04)	15.13	22.63	46,550	1.50	1.50	1.49	0.02	15

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 67

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Premier Fund–Consultant Class
2021†	$10.60	$(0.08)	$1.12	$1.04	$–	$–	$–	$11.64	9.81%[1]	$16,357	2.29%[2]	2.29%[2]	2.29%[2]	(1.31)%[2]	10%
2020	10.09	(0.07)	1.09	1.02	(0.02)	(0.49)	(0.51)	10.60	10.19	15,686	2.34	2.34	2.34	(0.72)	23
2019	9.17	(0.10)	3.05	2.95	–	(2.03)	(2.03)	10.09	32.55	17,585	2.26	2.26	2.26	(0.91)	19
2018	13.21	(0.12)	(1.27)	(1.39)	–	(2.65)	(2.65)	9.17	(11.41)	21,370	2.21	2.21	2.21	(0.93)	23
2017	12.46	(0.14)	2.89	2.75	–	(2.00)	(2.00)	13.21	22.49	31,489	2.21	2.21	2.21	(1.06)	8
2016	11.89	(0.09)	2.70	2.61	–	(2.04)	(2.04)	12.46	21.72	31,353	2.22	2.22	2.22	(0.72)	15
Royce Premier Fund–Institutional Class
2021†	$13.80	$(0.01)	$1.45	$1.44	$–	$–	$–	$15.24	10.43%[1]	$272,671	1.10%[2]	1.10%[2]	1.10%[2]	(0.12)%[2]	10%
2020	13.08	0.05	1.44	1.49	(0.13)	(0.64)	(0.77)	13.80	11.53	266,587	1.15	1.15	1.15	0.44	23
2019	11.79	0.05	3.94	3.99	(0.05)	(2.65)	(2.70)	13.08	34.23	244,343	1.15	1.15	1.15	0.33	19
2018	16.82	0.03	(1.63)	(1.60)	(0.02)	(3.41)	(3.43)	11.79	(10.41)	197,697	1.12	1.12	1.12	0.16	23
2017	15.72	0.01	3.68	3.69	(0.03)	(2.56)	(2.59)	16.82	23.85	250,119	1.09	1.09	1.09	0.07	8
2016	14.44	0.08	3.30	3.38	(0.06)	(2.04)	(2.10)	15.72	23.20	250,826	1.07	1.07	1.07	0.44	15
Royce Premier Fund–R Class
2021†	$12.49	$(0.06)	$1.31	$1.25	$–	$–	$–	$13.74	10.01%[1]	$8,664	1.90%[2]	1.90%[2]	1.90%[2]	(0.93)%[2]	10%
2020	11.86	(0.04)	1.29	1.25	(0.04)	(0.58)	(0.62)	12.49	10.64	9,418	1.95	1.95	1.95	(0.33)	23
2019	10.73	(0.05)	3.57	3.52	–	(2.39)	(2.39)	11.86	33.17	10,949	1.90	1.90	1.90	(0.43)	19
2018	15.39	(0.08)	(1.48)	(1.56)	–	(3.10)	(3.10)	10.73	(11.01)	9,715	1.80	1.80	1.80	(0.52)	23
2017	14.47	(0.12)	3.37	3.25	–	(2.33)	(2.33)	15.39	22.88	12,841	1.90	1.90	1.90	(0.75)	8
2016	13.49	(0.05)	3.07	3.02	–	(2.04)	(2.04)	14.47	22.18	13,889	1.84	1.84	1.84	(0.33)	15
Royce Small-Cap Value Fund–Investment Class
2021†	$8.61	$0.01	$1.99	$2.00	$–	$–	$–	$10.61	23.23%[1]	$44,247	1.31%[2]	1.30%[2]	1.24%[2]	0.13%[2]	28%
2020	9.57	0.06	(0.66)	(0.60)	(0.17)	(0.19)	(0.36)	8.61	(6.25)	34,523	1.39	1.39	1.24	0.76	61
2019	8.35	0.09	1.46	1.55	(0.08)	(0.25)	(0.33)	9.57	18.60	53,234	1.30	1.30	1.24	0.84	64
2018	10.16	0.05	(0.73)	(0.68)	(0.04)	(1.09)	(1.13)	8.35	(7.05)	56,433	1.26	1.26	1.24	0.45	64
2017	10.03	0.04	0.50	0.54	(0.06)	(0.35)	(0.41)	10.16	5.49	66,094	1.26	1.25	1.24	0.44	61
2016	8.74	0.08	1.79	1.87	(0.08)	(0.50)	(0.58)	10.03	21.37	72,863	1.24	1.24	1.24	0.72	56
Royce Small-Cap Value Fund–Service Class
2021†	$8.58	$(0.01)	$1.99	$1.98	$–	$–	$–	$10.56	23.08%[1]	$84,593	1.55%[2]	1.55%[2]	1.49%[2]	(0.13)%[2]	28%
2020	9.54	0.04	(0.66)	(0.62)	(0.15)	(0.19)	(0.34)	8.58	(6.47)	75,502	1.62	1.62	1.49	0.50	61
2019	8.33	0.07	1.44	1.51	(0.05)	(0.25)	(0.30)	9.54	18.21	102,465	1.56	1.55	1.49	0.65	64
2018	10.12	0.02	(0.72)	(0.70)	(0.01)	(1.08)	(1.09)	8.33	(7.17)	111,855	1.53	1.53	1.49	0.19	64
2017	9.98	0.02	0.50	0.52	(0.03)	(0.35)	(0.38)	10.12	5.27	152,232	1.51	1.51	1.49	0.17	61
2016	8.70	0.05	1.79	1.84	(0.06)	(0.50)	(0.56)	9.98	21.06	213,067	1.49	1.49	1.48	0.48	56

68 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Small-Cap Value Fund–Consultant Class
2021†	$7.57	$(0.06)	$1.75	$1.69	$–	$–	$–	$9.26	22.32%[1]	$4,459	2.68%[2]	2.68%[2]	2.68%[2]	(1.33)%[2]	28%
2020	8.44	(0.05)	(0.60)	(0.65)	(0.06)	(0.16)	(0.22)	7.57	(7.71)	3,899	2.74	2.73	2.73	(0.71)	61
2019	7.40	(0.04)	1.30	1.26	–	(0.22)	(0.22)	8.44	17.03	7,486	2.44	2.44	2.44	(0.50)	64
2018	9.06	(0.06)	(0.64)	(0.70)	–	(0.96)	(0.96)	7.40	(8.07)	9,641	2.35	2.34	2.34	(0.66)	64
2017	8.98	(0.06)	0.45	0.39	–	(0.31)	(0.31)	9.06	4.44	13,111	2.32	2.32	2.32	(0.66)	61
2016	7.89	(0.03)	1.62	1.59	–	(0.50)	(0.50)	8.98	20.10	16,484	2.28	2.28	2.28	(0.33)	56
Royce Small-Cap Value Fund–R Class
2021†	$8.22	$(0.03)	$1.90	$1.87	$–	$–	$–	$10.09	22.75%[1]	$8,742	1.99%[2]	1.99%[2]	1.99%[2]	(0.61)%[2]	28%
2020	9.16	(0.00)	(0.64)	(0.64)	(0.12)	(0.18)	(0.30)	8.22	(6.95)	7,142	2.10	2.10	1.99	(0.02)	61
2019	8.00	0.01	1.40	1.41	(0.01)	(0.24)	(0.25)	9.16	17.68	8,083	1.98	1.98	1.97	0.11	64
2018	9.75	(0.03)	(0.68)	(0.71)	–	(1.04)	(1.04)	8.00	(7.62)	8,254	1.92	1.92	1.92	(0.26)	64
2017	9.63	(0.02)	0.48	0.46	–	(0.34)	(0.34)	9.75	4.81	14,620	1.88	1.88	1.88	(0.21)	61
2016	8.42	0.01	1.73	1.74	(0.03)	(0.50)	(0.53)	9.63	20.60	18,059	1.85	1.85	1.85	0.11	56
Royce Smaller-Companies Growth Fund–Investment Class
2021†	$11.06	$(0.06)	$2.17	$2.11	$–	$–	$–	$13.17	19.08%[1]	$130,809	1.18%[2]	1.18%[2]	1.18%[2]	(0.88)%[2]	29%
2020	8.21	(0.07)	4.06	3.99	–	(1.14)	(1.14)	11.06	49.61	112,668	1.25	1.25	1.24	(0.86)	61
2019	6.86	(0.05)	1.68	1.63	–	(0.28)	(0.28)	8.21	23.92	91,670	1.25	1.24	1.24	(0.69)	53
2018	10.93	(0.07)	(0.86)	(0.93)	–	(3.14)	(3.14)	6.86	(9.94)	87,213	1.21	1.21	1.21	(0.62)	61
2017	11.22	(0.09)	2.08	1.99	–	(2.28)	(2.28)	10.93	18.20	119,745	1.19	1.19	1.19	(0.67)	64
2016	11.36	(0.05)	1.17	1.12	–	(1.26)	(1.26)	11.22	9.67	98,962	1.15	1.15	1.15	(0.41)	59
Royce Smaller-Companies Growth Fund–Service Class
2021†	$10.74	$(0.07)	$2.10	$2.03	$–	$–	$–	$12.77	18.90%[1]	$211,152	1.49%[2]	1.49%[2]	1.49%[2]	(1.19)%[2]	29%
2020	7.99	(0.09)	3.95	3.86	–	(1.11)	(1.11)	10.74	49.26	181,591	1.54	1.54	1.49	(1.11)	61
2019	6.69	(0.07)	1.65	1.58	–	(0.28)	(0.28)	7.99	23.67	154,236	1.55	1.54	1.49	(0.93)	53
2018	10.69	(0.10)	(0.85)	(0.95)	–	(3.05)	(3.05)	6.69	(10.22)	156,057	1.52	1.52	1.49	(0.90)	61
2017	11.01	(0.12)	2.03	1.91	–	(2.23)	(2.23)	10.69	17.80	228,008	1.49	1.49	1.47	(0.96)	64
2016	11.20	(0.08)	1.15	1.07	–	(1.26)	(1.26)	11.01	9.37	284,640	1.51	1.51	1.49	(0.74)	59
Royce Smaller-Companies Growth Fund–Consultant Class
2021†	$9.08	$(0.10)	$1.77	$1.67	$–	$–	$–	$10.75	18.39%[1]	$8,900	2.39%[2]	2.39%[2]	2.24%[2]	(1.94)%[2]	29%
2020	6.81	(0.13)	3.34	3.21	–	(0.94)	(0.94)	9.08	48.05	8,080	2.54	2.54	2.24	(1.86)	61
2019	5.74	(0.11)	1.42	1.31	–	(0.24)	(0.24)	6.81	22.85	6,298	2.52	2.51	2.11	(1.71)	53
2018	9.28	(0.16)	(0.72)	(0.88)	–	(2.66)	(2.66)	5.74	(10.95)	6,328	2.40	2.40	2.24	(1.66)	61
2017	9.63	(0.18)	1.77	1.59	–	(1.94)	(1.94)	9.28	16.92	10,119	2.36	2.36	2.24	(1.73)	64
2016	10.01	(0.14)	1.02	0.88	–	(1.26)	(1.26)	9.63	8.58	10,593	2.35	2.35	2.24	(1.50)	59

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 69

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Smaller-Companies Growth Fund–Institutional Class
2021†	$11.23	$(0.05)	$2.19	$2.14	$–	$–	$–	$13.37	19.06%[1]	$6,157	1.38%[2]	1.38%[2]	1.16%[2]	(0.86)%[2]	29%
2020	8.33	(0.07)	4.13	4.06	–	(1.16)	(1.16)	11.23	49.70	5,646	1.44	1.44	1.23	(0.85)	61
2019	6.95	(0.05)	1.72	1.67	–	(0.29)	(0.29)	8.33	24.10	8,021	1.35	1.35	1.17	(0.62)	53
2018	11.06	(0.06)	(0.88)	(0.94)	–	(3.17)	(3.17)	6.95	(9.94)	7,165	1.28	1.28	1.08	(0.49)	61
2017	11.35	(0.09)	2.11	2.02	–	(2.31)	(2.31)	11.06	18.23	9,315	1.21	1.21	1.21	(0.70)	64
2016	11.48	(0.05)	1.18	1.13	–	(1.26)	(1.26)	11.35	9.66	20,523	1.15	1.15	1.15	(0.41)	59
Royce Special Equity Fund–Investment Class
2021†	$18.22	$0.07	$2.51	$2.58	$–	$–	$–	$20.80	14.16%[1]	$796,976	1.19%[2]	1.19%[2]	1.19%[2]	0.65%[2]	23%
2020	17.59	0.27	1.03	1.30	(0.26)	(0.41)	(0.67)	18.22	7.43	702,556	1.23	1.23	1.23	1.68	39
2019	17.43	0.21	1.98	2.19	(0.21)	(1.82)	(2.03)	17.59	12.63	819,015	1.21	1.21	1.21	0.99	20
2018	21.79	0.23	(2.31)	(2.08)	(0.22)	(2.06)	(2.28)	17.43	(9.86)	909,113	1.18	1.18	1.18	1.04	21
2017	22.02	0.13	1.56	1.69	(0.12)	(1.80)	(1.92)	21.79	7.87	1,142,224	1.17	1.17	1.17	0.54	15
2016	17.94	0.21	5.57	5.78	(0.21)	(1.49)	(1.70)	22.02	32.21	1,225,095	1.17	1.17	1.17	0.99	29
Royce Special Equity Fund–Service Class
2021†	$18.19	$0.04	$2.52	$2.56	$–	$–	$–	$20.75	14.07%[1]	$56,301	1.53%[2]	1.53%[2]	1.43%[2]	0.41%[2]	23%
2020	17.56	0.24	1.04	1.28	(0.24)	(0.41)	(0.65)	18.19	7.29	46,671	1.60	1.60	1.39	1.49	39
2019	17.41	0.16	1.99	2.15	(0.17)	(1.83)	(2.00)	17.56	12.40	60,070	1.58	1.58	1.39	0.80	20
2018	21.76	0.20	(2.33)	(2.13)	(0.18)	(2.04)	(2.22)	17.41	(10.13)	62,706	1.51	1.50	1.39	0.88	21
2017	21.98	0.08	1.56	1.64	(0.07)	(1.79)	(1.86)	21.76	7.66	108,001	1.50	1.50	1.39	0.32	15
2016	17.92	0.16	5.56	5.72	(0.17)	(1.49)	(1.66)	21.98	31.92	128,102	1.50	1.50	1.39	0.77	29
Royce Special Equity Fund–Consultant Class
2021†	$16.60	$(0.04)	$2.30	$2.26	$–	$–	$–	$18.86	13.61%[1]	$26,076	2.27%[2]	2.27%[2]	2.27%[2]	(0.45)%[2]	23%
2020	16.05	0.09	0.92	1.01	(0.09)	(0.37)	(0.46)	16.60	6.27	18,852	2.31	2.31	2.31	0.59	39
2019	15.90	(0.02)	1.82	1.80	(0.00)	(1.65)	(1.65)	16.05	11.38	24,793	2.25	2.25	2.25	(0.12)	20
2018	19.86	0.01	(2.10)	(2.09)	(0.01)	(1.86)	(1.87)	15.90	(10.83)	30,234	2.19	2.19	2.19	0.04	21
2017	20.16	(0.10)	1.43	1.33	–	(1.63)	(1.63)	19.86	6.77	46,654	2.21	2.20	2.20	(0.49)	15
2016	16.57	(0.01)	5.13	5.12	(0.04)	(1.49)	(1.53)	20.16	30.91	50,514	2.20	2.20	2.20	(0.04)	29
Royce Special Equity Fund–Institutional Class
2021†	$18.06	$0.07	$2.50	$2.57	$–	$–	$–	$20.63	14.23%[1]	$224,186	1.11%[2]	1.11%[2]	1.11%[2]	0.73%[2]	23%
2020	17.43	0.30	1.01	1.31	(0.28)	(0.40)	(0.68)	18.06	7.52	194,911	1.15	1.15	1.15	1.84	39
2019	17.28	0.22	1.96	2.18	(0.22)	(1.81)	(2.03)	17.43	12.65	187,785	1.14	1.14	1.14	1.04	20
2018	21.61	0.25	(2.30)	(2.05)	(0.24)	(2.04)	(2.28)	17.28	(9.81)	202,317	1.11	1.11	1.11	1.14	21
2017	21.84	0.14	1.55	1.69	(0.14)	(1.78)	(1.92)	21.61	7.96	247,004	1.09	1.09	1.09	0.60	15
2016	17.80	0.23	5.53	5.76	(0.23)	(1.49)	(1.72)	21.84	32.35	206,270	1.07	1.07	1.07	1.10	29

70 | The Royce Funds 2021 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Total Return Fund–Investment Class
2021†	$9.34	$0.05	$1.80	$1.85	$(0.06)	$–	$(0.06)	$11.13	19.80%[1]	$1,033,864	1.19%[2]	1.19%[2]	1.19%[2]	0.92%[2]	36%
2020	10.93	0.17	0.19	0.36	(0.21)	(1.74)	(1.95)	9.34	3.82	893,868	1.24	1.24	1.24	1.88	61
2019	9.71	0.16	2.10	2.26	(0.15)	(0.89)	(1.04)	10.93	23.45	1,026,074	1.21	1.21	1.21	1.42	21
2018	13.58	0.20	(1.78)	(1.58)	(0.19)	(2.10)	(2.29)	9.71	(12.46)	1,036,211	1.18	1.18	1.18	1.45	22
2017	13.68	0.14	1.67	1.81	(0.12)	(1.79)	(1.91)	13.58	13.65	1,550,893	1.19	1.19	1.19	1.00	12
2016	11.91	0.15	2.93	3.08	(0.22)	(1.09)	(1.31)	13.68	25.86	1,835,927	1.19	1.19	1.19	1.08	16
Royce Total Return Fund–Service Class
2021†	$9.62	$0.03	$1.87	$1.90	$(0.04)	$–	$(0.04)	$11.48	19.75%[1]	$87,404	1.50%[2]	1.50%[2]	1.49%[2]	0.61%[2]	36%
2020	11.27	0.16	0.18	0.34	(0.19)	(1.80)	(1.99)	9.62	3.51	69,634	1.55	1.55	1.49	1.64	61
2019	9.97	0.13	2.16	2.29	(0.08)	(0.91)	(0.99)	11.27	23.08	77,177	1.52	1.52	1.49	1.13	21
2018	13.88	0.16	(1.82)	(1.66)	(0.11)	(2.14)	(2.25)	9.97	(12.71)	83,368	1.52	1.52	1.48	1.15	22
2017	13.98	0.10	1.69	1.79	(0.07)	(1.82)	(1.89)	13.88	13.24	97,854	1.49	1.48	1.48	0.72	12
2016	12.12	0.11	3.00	3.11	(0.16)	(1.09)	(1.25)	13.98	25.60	142,606	1.46	1.46	1.46	0.80	16
Royce Total Return Fund–Consultant Class
2021†	$9.75	$(0.00)	$1.88	$1.88	$(0.01)	$–	$(0.01)	$11.62	19.23%[1]	$121,437	2.19%[2]	2.19%[2]	2.19%[2]	(0.09)%[2]	36%
2020	11.31	0.09	0.18	0.27	(0.03)	(1.80)	(1.83)	9.75	2.76	110,179	2.22	2.22	2.22	0.88	61
2019	10.02	0.05	2.17	2.22	(0.02)	(0.91)	(0.93)	11.31	22.18	150,175	2.20	2.20	2.20	0.43	21
2018	13.95	0.06	(1.82)	(1.76)	(0.02)	(2.15)	(2.17)	10.02	(13.26)	160,540	2.17	2.17	2.17	0.45	22
2017	14.07	0.01	1.70	1.71	–	(1.83)	(1.83)	13.95	12.53	247,914	2.16	2.16	2.16	0.04	12
2016	12.15	0.01	3.01	3.02	(0.01)	(1.09)	(1.10)	14.07	24.73	267,083	2.16	2.16	2.16	0.11	16
Royce Total Return Fund–Institutional Class
2021†	$9.17	$0.05	$1.78	$1.83	$(0.06)	$–	$(0.06)	$10.94	19.95%[1]	$273,142	1.10%[2]	1.10%[2]	1.10%[2]	1.01%[2]	36%
2020	10.77	0.18	0.18	0.36	(0.24)	(1.72)	(1.96)	9.17	3.87	208,605	1.13	1.13	1.13	1.98	61
2019	9.58	0.17	2.07	2.24	(0.18)	(0.87)	(1.05)	10.77	23.59	232,479	1.13	1.13	1.13	1.49	21
2018	13.40	0.21	(1.76)	(1.55)	(0.21)	(2.06)	(2.27)	9.58	(12.39)	218,268	1.09	1.09	1.09	1.53	22
2017	13.52	0.16	1.64	1.80	(0.15)	(1.77)	(1.92)	13.40	13.80	310,603	1.06	1.06	1.06	1.13	12
2016	11.78	0.18	2.90	3.08	(0.25)	(1.09)	(1.34)	13.52	26.13	420,375	1.05	1.05	1.05	1.22	16
Royce Total Return Fund–R Class
2021†	$9.76	$0.02	$1.88	$1.90	$(0.02)	$–	$(0.02)	$11.64	19.47%[1]	$33,409	1.82%[2]	1.82%[2]	1.82%[2]	0.28%[2]	36%
2020	11.38	0.12	0.18	0.30	(0.12)	(1.80)	(1.92)	9.76	3.08	30,027	1.89	1.88	1.88	1.23	61
2019	10.06	0.09	2.18	2.27	(0.03)	(0.92)	(0.95)	11.38	22.66	36,345	1.85	1.84	1.84	0.76	21
2018	13.99	0.11	(1.83)	(1.72)	(0.06)	(2.15)	(2.21)	10.06	(12.96)	45,145	1.81	1.81	1.81	0.82	22
2017	14.09	0.06	1.71	1.77	(0.03)	(1.84)	(1.87)	13.99	12.97	54,979	1.80	1.80	1.80	0.40	12
2016	12.19	0.07	3.00	3.07	(0.08)	(1.09)	(1.17)	14.09	25.14	53,896	1.78	1.78	1.78	0.49	16

† Six months ended June 30, 2021 (unaudited).

1 Not annualized

2 Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Semiannual Report to Shareholders | 71

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund and Royce Total Return Fund (the “Fund” or “Funds”), are the eleven series of The Royce Fund (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Funds’ investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). At June 30, 2021, officers, employees of Royce, Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Fund:

Royce Global Financial Services Fund        11%

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Trust’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

72 | The Royce Funds 2021 Semiannual Report to Shareholders

VALUATION OF INVESTMENTS (continued):

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2021. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Royce Dividend Value Fund
Common Stocks	$71,679,673	$–	$–	$71,679,673
Repurchase Agreement	–	6,490,181	–	6,490,181
Royce Global Financial Services Fund
Common Stocks	38,038,578	882	–	38,039,460
Repurchase Agreement	–	4,648,074	–	4,648,074
Royce International Premier Fund
Common Stocks	1,206,423,397	–	–	1,206,423,397
Preferred Stocks	23,132,932	–	–	23,132,932
Repurchase Agreement	–	50,003,917	–	50,003,917
Royce Micro-Cap Fund
Common Stocks	398,270,701	609,390	690,000	399,570,091
Repurchase Agreement	–	16,721,174	–	16,721,174
Money Market Fund/Collateral Received for Securities Loaned	189,300	–	–	189,300
Royce Opportunity Fund
Common Stocks	1,989,498,908	4,187,695	–	1,993,686,603
Repurchase Agreement	–	248,411,316	–	248,411,316
Money Market Fund/Collateral Received for Securities Loaned	4,438,500	–	–	4,438,500
Royce Pennsylvania Mutual Fund
Common Stocks	2,211,504,410	8,083,687	0	2,219,588,097
Repurchase Agreement	–	74,543,071	–	74,543,071
Money Market Fund/Collateral Received for Securities Loaned	10,502,933	–	–	10,502,933
Royce Premier Fund
Common Stocks	1,611,152,967	31,578,750	–	1,642,731,717
Repurchase Agreement	–	142,818,223	–	142,818,223
Royce Small-Cap Value Fund
Common Stocks	138,730,451	–	–	138,730,451
Repurchase Agreement	–	3,716,925	–	3,716,925
Money Market Fund/Collateral Received for Securities Loaned	669,300	–	–	669,300
Royce Smaller-Companies Growth Fund
Common Stocks	331,820,253	1,788,640	–	333,608,893
Repurchase Agreement	–	24,389,873	–	24,389,873
Money Market Fund/Collateral Received for Securities Loaned	13,108,421	–	–	13,108,421
Royce Special Equity Fund
Common Stocks	897,592,819	44,482,500	–	942,075,319
Repurchase Agreement	–	160,575,568	–	160,575,568
Royce Total Return Fund
Common Stocks	1,530,837,160	632,000	0	1,531,469,160
Preferred Stocks	2,137,910	–	–	2,137,910
Repurchase Agreement	–	16,613,576	–	16,613,576

Level 3 Reconciliation:

	BALANCE AS OF 12/31/20	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS) [1]	BALANCE AS OF 6/30/21
Royce Micro-Cap Fund
Common Stocks	$690,000	$–	$–	$–	$690,000
Royce Pennsylvania Mutual Fund
Common Stocks	0	–	–	–	0
Royce Total Return Fund
Common Stocks	506,127	516,640	(3,567,783)	3,578,296	0

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The Royce Funds 2021 Semiannual Report to Shareholders | 73

Notes to Financial Statements (unaudited) (continued)

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at June 30, 2021 are overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

SECURITIES LENDING:

The Funds loan securities through a lending agent, State Street Bank and Trust Company, to qualified institutional investors for the purpose of earning additional income. The lending agent receives and holds collateral from such borrowers to secure their obligations to the Funds. Such loans must be secured at all times by collateral in an amount at least equal to the market value of the loaned securities. The market values of the loaned securities and the collateral fluctuate and are determined at the close of each business day by the lending agent. Borrowers are required to post additional collateral to the lending agent on the next succeeding business day in the event of a collateral shortfall. Counterparty risk is further reduced by loaning securities only to parties that participate in a Global Securities Lending Program organized and monitored by the lending agent and that are deemed by it to satisfy its requirements and by having the lending agent enter into securities lending agreements with such borrowers. The lending agent is not affiliated with Royce.

Collateral may be in the form of cash or U.S. Treasuries. Cash collateral is invested in certain money market pooled investment vehicles. The Funds record a liability in their respective Statements of Assets and Liabilities for the return of such cash collateral during periods in which securities are on loan. The Funds bear the risk of loss for any decrease in the market value of the loaned securities or the investments purchased with cash collateral received from the borrowers.

Pursuant to the agreement in place between the Funds and the lending agent, if a borrower fails to return loaned securities, and the cash collateral being maintained by the lending agent on behalf of such borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent shall, at its option, either replace the loaned securities or pay the amount of the shortfall to the Funds. In the event of the bankruptcy of a borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. Pursuant to the agreement in place between the Funds and the lending agent, the Funds are responsible for any shortfall in the event the value of the investments purchased with cash collateral is insufficient to pay the rebate fee to the borrower.

The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by the Funds at June 30, 2021:

	CASH COLLATERAL[1]	SECURITIES ON LOAN COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$189,300	$(174,156)	$15,144
Royce Opportunity Fund	4,438,500	(4,312,150)	126,350
Royce Pennsylvania Mutual Fund	10,502,933	(10,065,020)	437,913
Royce Small-Cap Value Fund	669,300	(640,200)	29,100
Royce Smaller-Companies Growth Fund	13,108,421	(12,839,966)	268,455

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The remaining contractual maturity of cash collateral is overnight and continuous.

74 | The Royce Funds 2021 Semiannual Report to Shareholders

SECURITIES LENDING (continued):

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the Funds’ custodian at June 30, 2021:

	NON-CASH COLLATERAL	SECURITIES ON LOAN COLLATERALIZED BY NON-CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$8,258,322	$(8,022,158)	$236,164
Royce Opportunity Fund	55,096,131	(53,714,070)	1,382,061
Royce Pennsylvania Mutual Fund	36,609,566	(35,669,582)	939,984
Royce Small-Cap Value Fund	512,790	(500,814)	11,976
Royce Smaller-Companies Growth Fund	29,494,928	(28,723,553)	771,375

DISTRIBUTIONS AND TAXES:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Dividend Value Fund and Royce Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Funds may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses.

COMPENSATING BALANCE CREDITS:

The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:

The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 8, 2021. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a variable rate equal to the Applicable Rate plus the Applicable Margin. The term Applicable Rate means, for any day, a rate equal to the sum of (a) 0.10%, plus (b) the higher of (i) the Federal Funds Effective Rate for such day, or (ii) the Overnight Bank Funding Rate for such day. The term Applicable Margin means 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2021.

The Royce Funds 2021 Semiannual Report to Shareholders | 75

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in dollars):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20
Royce Dividend Value Fund
Investment Class	$2,293,040	$7,191,951	$210,841	$2,949,058	$(8,611,236)	$(28,741,034)	$(6,107,355)	$(18,600,025)
Service Class	359,778	644,642	46,769	948,324	(2,940,874)	(6,078,959)	(2,534,327)	(4,485,993)
Consultant Class	17,465	11,980	–	46,021	(36,188)	(378,765)	(18,723)	(320,764)
Institutional Class	45,695	185,589	3,927	44,783	(18,049)	(260,490)	31,573	(30,118)
Royce Global Financial Services Fund
Service Class	6,020,633	3,804,511	–	1,530,984	(2,864,072)	(10,742,359)	3,156,561	(5,406,864)
Institutional Class	–	–	–	490,704	–	(12,598)	–	478,106
Royce International Premier Fund
Investment Class	74,780,078	204,010,079	–	916,927	(89,489,602)	(149,175,342)	(14,709,524)	55,751,664
Service Class	6,394,644	26,685,353	–	–	(14,167,566)	(37,653,405)	(7,772,922)	(10,968,052)
Consultant Class	166,780	576,990	–	–	(422,577)	(2,303,772)	(255,797)	(1,726,782)
Institutional Class	125,599,226	187,478,073	–	1,123,513	(37,264,433)	(64,694,078)	88,334,793	123,907,508
Royce Micro-Cap Fund
Investment Class	9,330,545	7,333,691	–	11,024,344	(23,845,247)	(23,791,270)	(14,514,702)	(5,433,235)
Service Class	3,347,861	2,833,711	–	11,018,041	(13,624,023)	(28,817,547)	(10,276,162)	(14,965,795)
Consultant Class	55,275	215,088	–	907,664	(953,867)	(2,739,012)	(898,592)	(1,616,260)
Royce Opportunity Fund
Investment Class	685,860,618	171,205,300	–	–	(211,376,910)	(146,632,037)	474,483,708	24,573,263
Service Class	96,299,929	74,701,884	–	–	(103,632,278)	(18,878,148)	(7,332,349)	55,823,736
Consultant Class	1,746,405	4,354,940	–	–	(2,819,427)	(2,009,384)	(1,073,022)	2,345,556
Institutional Class	149,147,237	159,214,915	–	–	(144,880,762)	(119,168,031)	4,266,475	40,046,884
R Class	12,750,984	5,428,658	–	–	(6,944,895)	(8,263,137)	5,806,089	(2,834,479)
Royce Pennsylvania Mutual Fund
Investment Class	100,653,917	129,712,233	–	62,415,440	(102,611,695)	(280,753,528)	(1,957,778)	(88,625,855)
Service Class	73,048,473	11,914,461	–	3,351,244	(19,989,306)	(78,783,903)	53,059,167	(63,518,198)
Consultant Class	1,169,391	4,275,481	–	9,558,258	(17,015,947)	(49,044,206)	(15,846,556)	(35,210,467)
Institutional Class	50,470,727	66,450,769	–	7,982,989	(24,994,561)	(31,062,664)	25,476,166	43,371,094
R Class	1,423,204	762,130	–	345,260	(1,326,238)	(2,294,846)	96,966	(1,187,456)
Royce Premier Fund
Investment Class	63,851,422	180,850,254	–	61,454,622	(160,748,799)	(387,040,459)	(96,897,377)	(144,735,583)
Service Class	5,844,181	8,349,210	–	1,387,591	(6,141,924)	(11,085,656)	(297,743)	(1,348,855)
Consultant Class	56,141	779,765	–	689,259	(912,118)	(3,774,843)	(855,977)	(2,305,819)
Institutional Class	19,221,028	87,405,548	–	13,980,733	(40,551,636)	(100,897,299)	(21,330,608)	488,982
R Class	96,742	597,038	–	449,228	(1,759,758)	(2,802,246)	(1,663,016)	(1,755,980)
Royce Small-Cap Value Fund
Investment Class	4,842,536	3,457,167	–	1,216,083	(3,533,109)	(15,806,198)	1,309,427	(11,132,948)
Service Class	2,154,019	2,271,024	–	2,650,395	(9,989,610)	(18,681,676)	(7,835,591)	(13,760,257)
Consultant Class	19,263	248,256	–	112,639	(313,039)	(2,586,024)	(293,776)	(2,225,129)
R Class	1,572,739	1,341,968	–	253,771	(1,535,935)	(1,830,036)	36,804	(234,297)
Royce Smaller-Companies Growth Fund
Investment Class	16,660,573	4,059,712	–	8,872,763	(20,407,325)	(19,744,579)	(3,746,752)	(6,812,104)
Service Class	11,807,212	4,157,959	–	16,456,391	(16,387,569)	(36,694,110)	(4,580,357)	(16,079,760)
Consultant Class	15,174	72,295	–	730,139	(668,914)	(877,865)	(653,740)	(75,431)
Institutional Class	340,573	648,706	–	520,741	(890,151)	(4,957,343)	(549,578)	(3,787,896)
Royce Special Equity Fund
Investment Class	86,977,818	175,354,994	–	21,056,949	(92,706,913)	(324,990,330)	(5,729,095)	(128,578,387)
Service Class	10,861,678	20,262,269	–	1,314,464	(7,724,959)	(36,815,552)	3,136,719	(15,238,819)
Consultant Class	6,894,819	748,171	–	454,137	(2,087,255)	(7,248,754)	4,807,564	(6,046,446)
Institutional Class	29,192,130	173,759,435	–	4,804,761	(28,096,641)	(174,962,098)	1,095,489	3,602,098
Royce Total Return Fund
Investment Class	106,940,859	152,290,416	4,927,278	141,179,953	(144,796,107)	(284,116,987)	(32,927,970)	9,353,382
Service Class	17,238,814	18,551,062	269,012	11,684,426	(12,747,529)	(26,772,474)	4,760,297	3,463,014
Consultant Class	970,766	2,633,113	49,070	16,711,733	(10,575,957)	(38,528,825)	(9,556,121)	(19,183,979)
Institutional Class	45,158,799	75,965,309	1,402,820	35,429,144	(23,176,663)	(105,570,702)	23,384,956	5,823,751
R Class	3,658,083	3,797,612	61,017	5,028,346	(6,074,769)	(10,058,352)	(2,355,669)	(1,232,394)

76 | The Royce Funds 2021 Semiannual Report to Shareholders

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (unaudited)	Year Ended 12/31/20
Royce Dividend Value Fund
Investment Class	346,567	1,491,917	29,894	505,159	(1,304,391)	(5,548,817)	(927,930)	(3,551,741)
Service Class	50,461	110,691	6,417	155,513	(428,325)	(1,092,901)	(371,447)	(826,697)
Consultant Class	2,301	1,626	–	6,502	(4,795)	(60,476)	(2,494)	(52,348)
Institutional Class	7,003	35,276	566	7,729	(2,830)	(58,716)	4,739	(15,711)
Royce Global Financial Services Fund
Service Class	485,582	404,322	–	148,495	(241,798)	(1,167,633)	243,784	(614,816)
Institutional Class	–	–	–	36,729	–	(962)	–	35,767
Royce International Premier Fund
Investment Class	4,227,921	14,592,460	–	54,906	(5,045,866)	(10,718,019)	(817,945)	3,929,347
Service Class	301,066	1,574,067	–	–	(670,361)	(2,208,142)	(369,295)	(634,075)
Consultant Class	7,425	30,314	–	–	(18,667)	(127,076)	(11,242)	(96,762)
Institutional Class	7,063,439	12,732,043	–	67,236	(2,080,130)	(4,668,427)	4,983,309	8,130,852
Royce Micro-Cap Fund
Investment Class	614,349	796,798	–	899,213	(1,649,385)	(2,365,898)	(1,035,036)	(669,887)
Service Class	226,954	296,175	–	919,703	(936,623)	(2,986,275)	(709,669)	(1,770,397)
Consultant Class	5,000	25,771	–	98,020	(83,394)	(353,855)	(78,394)	(230,064)
Royce Opportunity Fund
Investment Class	35,511,500	14,661,281	–	–	(10,724,428)	(13,657,249)	24,787,072	1,004,032
Service Class	5,385,417	6,849,928	–	–	(5,665,284)	(1,826,392)	(279,867)	5,023,536
Consultant Class	116,114	454,655	–	–	(183,197)	(240,344)	(67,083)	214,311
Institutional Class	7,508,164	13,611,720	–	–	(7,194,415)	(10,590,136)	313,749	3,021,584
R Class	735,040	565,983	–	–	(397,738)	(793,591)	337,302	(227,608)
Royce Pennsylvania Mutual Fund
Investment Class	8,709,058	15,208,886	–	6,235,307	(8,872,038)	(33,501,741)	(162,980)	(12,057,548)
Service Class	6,347,403	1,396,869	–	335,124	(1,724,430)	(9,188,921)	4,622,973	(7,456,928)
Consultant Class	128,699	641,767	–	1,211,439	(1,872,515)	(7,355,627)	(1,743,816)	(5,502,421)
Institutional Class	4,327,396	7,639,708	–	795,118	(2,187,253)	(3,728,269)	2,140,143	4,706,557
R Class	132,506	101,253	–	36,926	(122,805)	(290,280)	9,701	(152,101)
Royce Premier Fund
Investment Class	4,313,755	16,310,049	–	4,620,630	(10,819,350)	(33,679,066)	(6,505,595)	(12,748,387)
Service Class	399,616	750,092	–	107,233	(426,050)	(986,464)	(26,434)	(129,139)
Consultant Class	4,920	85,497	–	66,403	(79,813)	(414,639)	(74,893)	(262,739)
Institutional Class	1,273,402	7,594,039	–	1,035,610	(2,708,367)	(7,985,684)	(1,434,965)	643,965
R Class	7,137	57,807	–	36,732	(130,782)	(263,346)	(123,645)	(168,807)
Royce Small-Cap Value Fund
Investment Class	509,441	506,019	–	143,745	(345,480)	(2,203,807)	163,961	(1,554,043)
Service Class	209,966	330,143	–	314,400	(992,280)	(2,585,606)	(782,314)	(1,941,063)
Consultant Class	2,187	38,081	–	15,140	(35,316)	(425,583)	(33,129)	(372,362)
R Class	159,933	207,737	–	31,408	(161,837)	(252,973)	(1,904)	(13,828)
Royce Smaller-Companies Growth Fund
Investment Class	1,349,062	490,453	–	858,101	(1,604,116)	(2,323,038)	(255,054)	(974,484)
Service Class	960,782	481,738	–	1,639,083	(1,333,677)	(4,507,093)	(372,895)	(2,386,272)
Consultant Class	1,533	10,070	–	86,000	(63,991)	(131,084)	(62,458)	(35,014)
Institutional Class	26,328	75,338	–	49,642	(68,660)	(584,614)	(42,332)	(459,634)
Royce Special Equity Fund
Investment Class	4,315,143	10,858,599	–	1,158,248	(4,575,147)	(20,023,301)	(260,004)	(8,006,454)
Service Class	526,286	1,282,416	–	72,382	(378,972)	(2,209,225)	147,314	(854,427)
Consultant Class	360,276	50,624	–	27,391	(113,275)	(487,054)	247,001	(409,039)
Institutional Class	1,450,239	11,083,103	–	266,635	(1,377,750)	(11,328,678)	72,489	21,060
Royce Total Return Fund
Investment Class	10,279,594	17,443,229	442,267	15,382,416	(13,585,092)	(30,941,230)	(2,863,231)	1,884,415
Service Class	1,511,179	1,967,665	23,268	1,235,560	(1,155,434)	(2,812,704)	379,013	390,521
Consultant Class	86,079	294,027	4,190	1,743,701	(943,857)	(4,014,620)	(853,588)	(1,976,892)
Institutional Class	4,296,553	7,809,989	126,740	3,929,141	(2,197,210)	(10,576,324)	2,226,083	1,162,806
R Class	319,690	418,932	5,211	524,317	(531,815)	(1,061,005)	(206,914)	(117,756)

The Royce Funds 2021 Semiannual Report to Shareholders | 77

Notes to Financial Statements (unaudited) (continued)

Investment Adviser and Distributor:

INVESTMENT ADVISER:

Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2022, and is shown below to the extent that it impacted net expenses for the six months ended June 30, 2021. See the Prospectuses for contractual waivers and expiration dates for all classes of all Funds.

	ANNUAL CONTRACTUAL ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP					SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED)
	PERCENTAGE OF AVERAGE NET ASSETS[1]	Investment Class	Service Class	Consultant Class	Institutional Class	R Class	Net advisory fees	Advisory fees waived

Royce Dividend Value Fund	0.85%	1.09%	1.34%	2.09%	1.09%	N/A	$328,226	$–
Royce Global Financial Services Fund	1.00%	N/A	1.49%[3]	N/A	1.49%[3]	N/A	189,550	–
Royce International Premier Fund	1.00%	1.19%	1.44%	2.19%	1.04%	N/A	5,596,470	285,412
Royce Micro-Cap Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	1,996,650	–
Royce Opportunity Fund	1.00%	N/A	N/A	N/A	N/A	N/A	9,623,275	–
Royce Pennsylvania Mutual Fund	0.76%[2]	N/A	N/A	N/A	N/A	N/A	8,333,063	–
Royce Premier Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	9,075,575	–
Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	695,809	–
Royce Smaller-Companies Growth Fund	1.00%	N/A	N/A	2.24%	1.16%	N/A	1,750,575	–
Royce Special Equity Fund	1.00%	N/A	1.49%[4]	N/A	N/A	N/A	5,357,758	–
Royce Total Return Fund	1.00%	N/A	1.49%[3]	N/A	N/A	N/A	7,537,428	–

[1]	From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $3 billion – .05% per annum; more than $3 billion to $4 billion – .10% per annum; over $4 billion – .15% per annum.

[2]	Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

[4]	Royce Special Equity Fund’s committed net annual operating expense ratio cap was increased from 1.39% to 1.49% for Service Class, effective May 1, 2021.

DISTRIBUTOR:

Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED)
	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived
Royce Dividend Value Fund – Service Class	0.25%	$24,992	$–
Royce Dividend Value Fund – Consultant Class	1.00%	6,721	–
Royce Global Financial Services Fund – Service Class	0.25%	32,168	4,386
Royce International Premier Fund – Service Class	0.25%	80,398	–
Royce International Premier Fund – Consultant Class	1.00%	45,567	–
Royce Micro-Cap Fund – Service Class	0.25%	238,431	–
Royce Micro-Cap Fund – Consultant Class	1.00%	80,091	–
Royce Opportunity Fund – Service Class	0.25%	214,791	–
Royce Opportunity Fund – Consultant Class	1.00%	80,712	–
Royce Opportunity Fund – R Class	0.50%	117,228	–
Royce Pennsylvania Mutual Fund – Service Class	0.25%	150,418	6,267
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	1,295,086	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	23,372	–
Royce Premier Fund – Service Class	0.25%	39,347	–
Royce Premier Fund – Consultant Class	1.00%	82,312	–
Royce Premier Fund – R Class	0.50%	23,069	–
Royce Small-Cap Value Fund – Service Class	0.25%	105,186	–
Royce Small-Cap Value Fund – Consultant Class	1.00%	22,037	–
Royce Small-Cap Value Fund – R Class	0.50%	20,197	–
Royce Smaller-Companies Growth Fund – Service Class	0.25%	256,090	–
Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	43,427	–
Royce Special Equity Fund – Service Class	0.25%	65,304	–
Royce Special Equity Fund – Consultant Class	1.00%	106,512	–
Royce Total Return Fund – Service Class	0.25%	101,417	–
Royce Total Return Fund – Consultant Class	1.00%	606,273	–
Royce Total Return Fund – R Class	0.50%	84,264	–

78 | The Royce Funds 2021 Semiannual Report to Shareholders

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2021, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES
Royce Dividend Value Fund	$–	$12,732,805
Royce Global Financial Services Fund	1,197,844	1,497,256
Royce International Premier Fund	199,438,720	118,286,991
Royce Micro-Cap Fund	48,013,551	88,964,189
Royce Opportunity Fund	890,526,031	590,453,438
Royce Pennsylvania Mutual Fund	877,370,825	866,213,761
Royce Premier Fund	177,064,099	409,199,936
Royce Small-Cap Value Fund	37,241,271	45,024,340
Royce Smaller-Companies Growth Fund	95,623,443	116,988,367
Royce Special Equity Fund	227,453,007	201,227,413
Royce Total Return Fund	527,086,825	538,032,831

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Trust’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Trustees. Cross trades for the six months ended June 30, 2021, were as follows:

	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
Royce Micro-Cap Fund	$478,333	$2,747,350	$851,747
Royce Opportunity Fund	5,443,470	1,398,559	(298,722)
Royce Pennsylvania Mutual Fund	3,604,344	2,010,238	(415,786)
Royce Premier Fund	–	1,390,400	(85,318)
Royce Special Equity Fund	–	113,834	78,523
Royce Total Return Fund	1,717,571	–	–

Class Specific Expenses:

Class specific expenses were as follows for the six months ended June 30, 2021:

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Dividend Value Fund – Investment Class	$–	$38,100	$5,031	$9,720	$(4)	$52,847	$36,924
Royce Dividend Value Fund – Service Class	24,992	18,151	1,945	7,038	(2)	52,124	21,328
Royce Dividend Value Fund – Consultant Class	6,721	3,622	446	5,464	–	16,253	9,144
Royce Dividend Value Fund – Institutional Class	–	3,357	119	5,657	–	9,133	8,877
	31,713	63,230	7,541	27,879	(6)		76,273
Royce Global Financial Services Fund – Service Class	32,168	22,003	2,774	9,880	(3)	66,822	37,441
Royce Global Financial Services Fund – Institutional Class	–	3,287	7	6,649	–	9,943	1,236
	32,168	25,290	2,781	16,529	(3)		38,677
Royce International Premier Fund – Investment Class	–	255,468	21,666	20,560	(9)	297,685	–
Royce International Premier Fund – Service Class	80,398	51,332	3,566	7,348	(2)	142,642	13,299
Royce International Premier Fund – Consultant Class	45,567	6,356	610	5,962	–	58,495	6,030
Royce International Premier Fund – Institutional Class	–	94,875	79,521	13,976	(232)	188,140	188,140
	125,965	408,031	105,363	47,846	(243)		207,469
Royce Micro-Cap Fund – Investment Class	–	81,646	28,242	8,444	(44)	118,288	–
Royce Micro-Cap Fund – Service Class	238,431	135,389	9,506	8,663	(6)	391,983	411
Royce Micro-Cap Fund – Consultant Class	80,091	10,151	1,483	6,122	(2)	97,845	–
	318,522	227,186	39,231	23,229	(52)		411

The Royce Funds 2021 Semiannual Report to Shareholders | 79

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Opportunity Fund – Investment Class	$–	$514,226	$44,419	$27,059	$(58)	$585,646	$–
Royce Opportunity Fund – Service Class	214,791	108,328	3,692	9,088	(2)	335,897	–
Royce Opportunity Fund – Consultant Class	80,712	8,574	884	5,827	(1)	95,996	–
Royce Opportunity Fund – Institutional Class	–	7,904	6,762	11,906	(11)	26,561	–
Royce Opportunity Fund – R Class	117,228	43,532	884	6,155	(1)	167,798	–
	412,731	682,564	56,641	60,035	(73)		–
Royce Pennsylvania Mutual Fund – Investment Class	–	519,169	102,019	13,651	(150)	634,689	–
Royce Pennsylvania Mutual Fund – Service Class	150,418	70,424	13,802	8,016	(6)	242,654	–
Royce Pennsylvania Mutual Fund – Consultant Class	1,295,086	92,019	16,448	7,127	(21)	1,410,659	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	4,640	4,408	8,761	(2)	17,807	–
Royce Pennsylvania Mutual Fund – R Class	23,372	12,403	994	4,205	(2)	40,972	–
	1,468,876	698,655	137,671	41,760	(181)		–
Royce Premier Fund – Investment Class	–	614,085	79,456	14,864	(71)	708,334	–
Royce Premier Fund – Service Class	39,347	23,478	2,919	6,351	(1)	72,094	6,767
Royce Premier Fund – Consultant Class	82,312	10,617	1,182	5,973	(1)	100,083	–
Royce Premier Fund – Institutional Class	–	5,640	23,809	6,802	(5)	36,246	–
Royce Premier Fund – R Class	23,069	12,440	286	2,428	–	38,223	–
	144,728	666,260	107,652	36,418	(78)		6,767
Royce Small-Cap Value Fund – Investment Class	–	27,717	5,095	7,178	(9)	39,981	13,818
Royce Small-Cap Value Fund – Service Class	105,186	59,837	6,337	9,477	(5)	180,832	23,526
Royce Small-Cap Value Fund – Consultant Class	22,037	5,920	686	5,914	(1)	34,556	–
Royce Small-Cap Value Fund – R Class	20,197	11,555	575	2,816	–	35,143	–
	147,420	105,029	12,693	25,385	(15)		37,344
Royce Smaller-Companies Growth Fund – Investment Class	–	44,202	12,213	7,567	(21)	63,961	–
Royce Smaller-Companies Growth Fund – Service Class	256,090	142,811	9,121	10,046	(5)	418,063	–
Royce Smaller-Companies Growth Fund – Consultant Class	43,427	6,698	736	6,005	(1)	56,865	6,507
Royce Smaller-Companies Growth Fund – Institutional Class	–	3,467	258	5,725	–	9,450	6,939
	299,517	197,178	22,328	29,343	(27)		13,446
Royce Special Equity Fund – Investment Class	–	370,836	44,165	16,193	(60)	431,134	–
Royce Special Equity Fund – Service Class	65,304	43,825	3,367	6,917	(2)	119,411	28,430
Royce Special Equity Fund – Consultant Class	106,512	12,012	1,919	6,013	(3)	126,453	–
Royce Special Equity Fund – Institutional Class	–	9,511	16,058	10,680	(15)	36,234	–
	171,816	436,184	65,509	39,803	(80)		28,430
Royce Total Return Fund – Investment Class	–	455,904	91,165	16,071	(64)	563,076	–
Royce Total Return Fund – Service Class	101,417	58,704	3,887	6,425	(3)	170,430	3,551
Royce Total Return Fund – Consultant Class	606,273	49,039	7,920	8,945	(8)	672,169	–
Royce Total Return Fund – Institutional Class	–	4,970	13,096	6,634	(2)	24,698	–
Royce Total Return Fund – R Class	84,264	35,913	1,628	3,730	(3)	125,532	–
	791,954	604,530	117,696	41,805	(80)		3,551

80 | The Royce Funds 2021 Semiannual Report to Shareholders

Tax Information:

At June 30, 2021, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED
	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	(Depreciation)
Royce Dividend Value Fund	$34,805,553	$43,364,301	$43,693,356	$329,055
Royce Global Financial Services Fund	24,971,049	17,716,485	18,980,618	1,264,133
Royce International Premier Fund	950,412,728	329,147,518	335,068,227	5,920,709
Royce Micro-Cap Fund	252,675,564	163,805,001	173,530,451	9,725,450
Royce Opportunity Fund	1,666,887,227	579,649,192	596,700,861	17,051,669
Royce Pennsylvania Mutual Fund	1,500,111,859	804,522,242	823,175,563	18,653,321
Royce Premier Fund	988,485,617	797,064,323	810,904,460	13,840,137
Royce Small-Cap Value Fund	100,892,444	42,224,232	44,081,666	1,857,434
Royce Smaller-Companies Growth Fund	238,830,104	132,277,083	137,054,405	4,777,322
Royce Special Equity Fund	814,826,280	287,824,607	293,039,775	5,215,168
Royce Total Return Fund	1,110,226,985	439,993,661	452,982,743	12,989,082

The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Transactions in Affiliated Companies:

An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2021:

AFFILIATED COMPANY [1]	SHARES 12/31/20	MARKET VALUE 12/31/20	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 6/30/21	MARKET VALUE 6/30/21
Royce International Premier Fund
AUSTRALIA – 2.5%
Bravura Solutions [2]	11,180,629	$27,783,984	$2,994,621	$1,263,279	$10,218	$2,198,260	$242,990
		27,783,984			10,218	2,198,260	242,990
Royce Opportunity Fund
HEALTH CARE – 0.5%
HEALTH CARE EQUIPMENT & SUPPLIES – 0.5%
IntriCon Corporation [3,4]	395,910	7,165,971	2,175,160	68,410	(15,787)	1,579,483	–	482,047	$10,836,417
		7,165,971			(15,787)	1,579,483	–		10,836,417
Royce Special Equity Fund
CONSUMER DISCRETIONARY– 6.7%
HOTELS, RESTAURANTS & LEISURE – 0.3%
Bowl America Cl. A [3,4]	347,000	3,270,475	–	204,367	(121,067)	(81,791)	–	325,000	2,863,250
HOUSEHOLD DURABLES – 6.4%
Flexsteel Industries [3]	767,500	26,839,475	–	–	–	4,159,850	230,250	767,500	30,999,325
Hooker Furniture [3]	1,130,000	36,442,500	254,942	–	–	2,688,238	406,800	1,137,000	39,385,680
		63,281,975			–	6,848,088	637,050		70,385,005
		66,552,450			(121,067)	6,766,297	637,050		73,248,255
INDUSTRIALS – 9.3%
AEROSPACE & DEFENSE – 3.8%
National Presto Industries [3]	393,100	34,761,833	1,492,053	–	–	5,219,314	2,462,613	408,000	41,473,200
MACHINERY – 5.5%
Gencor Industries [3,4]	1,065,000	13,099,500	–	–	–	(149,100)	–	1,065,000	12,950,400
Hurco Companies [3]	580,000	17,400,000	–	–	–	2,900,000	237,800	580,000	20,300,000
Miller Industries [3]	575,500	21,880,510	5,026,590	–	–	562,860	232,884	696,500	27,469,960
		52,380,010			–	3,313,760	470,684		60,720,360
		87,141,843			–	8,533,074	2,933,297		102,193,560
INFORMATION TECHNOLOGY – 1.7%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.7%
NVE Corporation [3]	124,000	6,966,320	9,200,947	–	–	3,011,683	353,803	259,000	19,178,950
		6,966,320			–	3,011,683	353,803		19,178,950
		160,660,613			(121,067)	18,311,054	3,924,150		194,620,765

[1]	Percentages represent the percentages of the investments in the Affiliated Companies of the Fund’s net assets.

[2]	Not an Affiliated Company at June 30, 2021.

[3]	At June 30, 2021, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

[4]	Non-income producing.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued.

The Royce Funds 2021 Semiannual Report to Shareholders | 81

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2021, and held for the entire six-month period ended June 30, 2021. Service, Consultant and R Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2021, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During the Period[1]	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Investment Class
Royce Dividend Value Fund	$1,000.00	$1,170.27	$5.87	$1,000.00	$1,019.39	$5.46	1.09%
Royce International Premier Fund	1,000.00	1,065.19	5.94	1,000.00	1,019.04	5.81	1.16%
Royce Micro-Cap Fund	1,000.00	1,252.75	6.70	1,000.00	1,018.84	6.01	1.20%
Royce Opportunity Fund	1,000.00	1,308.71	6.58	1,000.00	1,019.09	5.76	1.15%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,166.02	4.89	1,000.00	1,020.28	4.56	0.91%
Royce Premier Fund	1,000.00	1,103.75	6.10	1,000.00	1,018.99	5.86	1.17%
Royce Small-Cap Value Fund	1,000.00	1,232.29	6.86	1,000.00	1,018.65	6.21	1.24%
Royce Smaller-Companies Growth Fund	1,000.00	1,190.78	6.41	1,000.00	1,018.94	5.91	1.18%
Royce Special Equity Fund	1,000.00	1,141.60	6.32	1,000.00	1,018.89	5.96	1.19%
Royce Total Return Fund	1,000.00	1,198.00	6.49	1,000.00	1,018.89	5.96	1.19%
Service Class
Royce Dividend Value Fund	1,000.00	1,168.80	7.21	1,000.00	1,018.15	6.71	1.34%
Royce Global Financial Services Fund	1,000.00	1,177.30	8.04	1,000.00	1,017.41	7.45	1.49%
Royce International Premier Fund	1,000.00	1,063.98	7.37	1,000.00	1,017.65	7.20	1.44%
Royce Micro-Cap Fund	1,000.00	1,250.60	8.31	1,000.00	1,017.41	7.45	1.49%
Royce Opportunity Fund	1,000.00	1,306.28	8.23	1,000.00	1,017.65	7.20	1.44%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,164.22	6.55	1,000.00	1,018.74	6.11	1.22%
Royce Premier Fund	1,000.00	1,102.12	7.77	1,000.00	1,017.41	7.45	1.49%
Royce Small-Cap Value Fund	1,000.00	1,230.77	8.24	1,000.00	1,017.41	7.45	1.49%
Royce Smaller-Companies Growth Fund	1,000.00	1,189.01	8.09	1,000.00	1,017.41	7.45	1.49%
Royce Special Equity Fund	1,000.00	1,140.74	7.59	1,000.00	1,017.70	7.15	1.43%
Royce Total Return Fund	1,000.00	1,197.47	8.12	1,000.00	1,017.41	7.45	1.49%
Consultant Class
Royce Dividend Value Fund	1,000.00	1,165.06	11.22	1,000.00	1,014.43	10.44	2.09%
Royce International Premier Fund	1,000.00	1,060.00	11.19	1,000.00	1,013.93	10.94	2.19%
Royce Micro-Cap Fund	1,000.00	1,246.36	12.81	1,000.00	1,013.39	11.48	2.30%
Royce Opportunity Fund	1,000.00	1,302.14	12.79	1,000.00	1,013.69	11.18	2.24%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,159.85	10.28	1,000.00	1,015.27	9.59	1.92%
Royce Premier Fund	1,000.00	1,098.11	11.91	1,000.00	1,013.44	11.43	2.29%
Royce Small-Cap Value Fund	1,000.00	1,223.25	14.77	1,000.00	1,011.50	13.37	2.68%
Royce Smaller-Companies Growth Fund	1,000.00	1,183.92	12.13	1,000.00	1,013.69	11.18	2.24%
Royce Special Equity Fund	1,000.00	1,136.14	12.02	1,000.00	1,013.54	11.33	2.27%
Royce Total Return Fund	1,000.00	1,192.30	11.90	1,000.00	1,013.93	10.94	2.19%

82 | The Royce Funds 2021 Semiannual Report to Shareholders

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During the Period[1]	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Institutional Class
Royce Dividend Value Fund	$1,000.00	$1,169.49	$5.86	$1,000.00	$1,019.39	$5.46	1.09%
Royce Global Financial Services Fund	1,000.00	1,177.41	8.04	1,000.00	1,017.41	7.45	1.49%
Royce International Premier Fund	1,000.00	1,066.33	5.33	1,000.00	1,019.64	5.21	1.04%
Royce Opportunity Fund	1,000.00	1,308.88	6.07	1,000.00	1,019.54	5.31	1.06%
Royce Pennsylvania Mutual Fund	1,000.00	1,167.48	4.57	1,000.00	1,020.58	4.26	0.85%
Royce Premier Fund	1,000.00	1,104.35	5.74	1,000.00	1,019.34	5.51	1.10%
Royce Smaller-Companies Growth Fund	1,000.00	1,190.56	6.30	1,000.00	1,019.04	5.81	1.16%
Royce Special Equity Fund	1,000.00	1,142.30	5.90	1,000.00	1,019.29	5.56	1.11%
Royce Total Return Fund	1,000.00	1,199.50	6.00	1,000.00	1,019.34	5.51	1.10%
R Class
Royce Opportunity Fund	1,000.00	1,304.35	10.06	1,000.00	1,016.07	8.80	1.76%
Royce Pennsylvania Mutual Fund	1,000.00	1,161.09	9.16	1,000.00	1,016.31	8.55	1.71%
Royce Premier Fund	1,000.00	1,100.08	9.89	1,000.00	1,015.37	9.49	1.90%
Royce Small-Cap Value Fund	1,000.00	1,227.49	10.99	1,000.00	1,014.93	9.94	1.99%
Royce Total Return Fund	1,000.00	1,194.66	9.90	1,000.00	1,015.77	9.10	1.82%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

The Royce Funds 2021 Semiannual Report to Shareholders | 83

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Trustee 1, President

Age: 56 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee

Age: 72 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Trustee

Age: 59 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm (since May 2020). Previously, Mr. Grisanti was Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (from 1999 to 2020). Mr. Grisanti’s prior business experience also includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Cecile B. Harper, Trustee

Age: 58 | Number of Funds Overseen: 16 | Tenure: Since 2020

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Board Member of Pyramid Peak Foundation (since January 2012); and Chief Operating Officer at the College Foundation at the University of Virginia (since October 2019). Ms. Harper’s prior business experience includes serving as Principal of Southeastern Asset Management (from December 1993 to September 2019); and a Board Member of Regional One Health Foundation (from June 2013 to September 2019).

Arthur S. Mehlman, Trustee

Age: 79 | Number of Funds Overseen: 362 | Tenure: Since 2004

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

G. Peter O’Brien, Trustee

Age: 75 | Number of Funds Overseen: 362 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee

Age: 63 | Number of Funds Overseen: 16 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a privately-owned North Carolina trust company and wealth management firm (since May 2012). Mr. Shields’s prior business experience includes managing institutional and mutual fund equity portfolios in New York at Scudder, Stevens & Clark where he was a Principal in the Global Equity Group (1992 – 1997) and US Trust where he was President & CIO of a wholly-owned investment firm subsidiary (1997 – 2002).

Francis D. Gannon, Vice President

Age: 53 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 59 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 55 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 54 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer

Age: 61 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1Interested Trustee.

2As of July 1, 2021, Messrs. Mehlman and O’Brien oversee 75 Funds.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

84 | The Royce Funds 2021 Semiannual Report to Shareholders

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. As required by the Liquidity Rule, The Royce Fund (the “Trust”) adopted and implemented a written Liquidity Risk Management Program (as amended from time to time, the “LRMP”) which took effect on December 1, 2018.

The LRMP is designed to assess and manage the liquidity risk of each series of the Trust (each, a “Fund” and together, the “Funds”), taking into consideration each Fund’s: (i) investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) short and long-term cash flow projections; (iii) holdings of cash and cash equivalents; and (iv) access to other funding sources, including custodian overdrafts and the Funds’ line of credit. In this context, liquidity risk refers to the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of the Chief Risk Officer of Royce Investment Partners (“Royce”) as the administrator of the LRMP (in such capacity, the “Administrator”). The Administrator reports directly to the Board and serves at its pleasure in her capacity as Administrator. Such person also reports directly to Royce’s Chief Executive Officer in her capacity as Royce’s Chief Risk Officer. The members of Royce’s Risk Management Committee and its Legal & Compliance Department serve the Administrator in an advisory capacity. The Administrator may also consult with Royce’s portfolio management, administration, and trading personnel to the extent such person deems it necessary or appropriate to carry out the duties assigned to the Administrator under the LRMP. The Trust has retained a third-party liquidity vendor that performs various functions in connection with the administration of the LRMP, including classifying the liquidity of each Fund investment.

In accordance with the requirements of the Liquidity Rule and the LRMP, each Fund must classify each of its investments into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

•	Highly liquid investments – cash or convertible to cash within three business days or less.

•	Moderately liquid investments – convertible to cash in three to seven calendar days.

•	Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days.

•	Illiquid investments – cannot not be sold or disposed of within seven calendar days.

In addition, the LRMP prohibits a Fund from acquiring any illiquid investment if, immediately after such acquisition, it would have invested more than 15% of its net assets in illiquid investments. Liquidity classification determinations take into account a variety of factors, including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from the third-party liquidity vendor.

Each Fund has been classified as a “primarily highly liquid fund” under the LRMP. For these purposes, a primarily highly liquid fund must hold more than 50% of its net assets in highly liquid investments. A Fund would cease to be a primarily highly liquid fund if its highly liquid investments fell to 50% or less of its net assets as of the end of any calendar month.

The Administrator presented a report to the Board at its meeting on February 18, 2021 that addressed the adequacy and effectiveness of the LRMP during the period January 1, 2020 to December 31, 2020 (the “covered period”). Among other things, the report provided summary information regarding overall market liquidity and the Funds’ compliance with various liquidity-related requirements along with examples of how the Administrator, Royce’s Risk Management Committee, and the relevant portfolio managers monitored and reacted to changes in liquidity profiles during the covered period. The report also addressed the enhanced liquidity monitoring and stress testing undertaken by the Administrator and Royce’s Risk Management Committee in response to the increased market volatility resulting from the Covid-19 pandemic. The report concluded that:

•	each Fund remained a primarily highly liquid fund during the covered period;

•	no Fund breached the 15% limit on illiquid investments during the covered period;

•	the LRMP remains reasonably designed and implemented to assess and manage each Fund’s liquidity risk; and

•	each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the covered period.

No assurance can be given that the LRMP will achieve its objectives in the future. Please refer to the Trust’s statutory prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks and a description of how the Funds expect to satisfy redemption requests.

The Royce Funds 2021 Semiannual Report to Shareholders | 85

Note to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2021, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2021 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future. There can be no assurance that companies that currently pay a dividend will continue to do so in the future.

Sector weightings are determined using the Global Industry classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 2000 Pure Value Index is an unmanaged index composed of securities with strong value characteristics selected from the Russell 2000 Index. Securities are weighted based on their style score. The Russell 2000 Pure Growth Index is an unmanaged index composed of securities with strong growth characteristics selected from the Russell 2000 Index. Securities are weighted based on their style score. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The MSCI ACWI ex USA Large Cap Index is an unmanaged, capitalization-weighted index of global large-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the Russell market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. Alpha describes an investment strategy’s ability to beat the market. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: ©2021 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.royceinvest.com. All publicly released material Fund information is disclosed by the Funds on their website at www.royceinvest.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

86 | The Royce Funds 2021 Semiannual Report to Shareholders

Notes to Performance and Other Important Information (continued)

Forward-Looking Statement

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,

•	the prospects of the Funds’ portfolio companies,

•

the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

The Royce Funds 2021 Semiannual Report to Shareholders | 87

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88 | The Royce Funds 2021 Semiannual Report to Shareholders

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ROYCE Investment Partners

TheRoyceFunds

About Royce Investment Partners

Unparalleled Knowledge + Experience

Pioneers in small-cap investing, with 45+ years
of experience, depth of knowledge, and focus.

Independent Thinking

The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.

Specialized Approaches

U.S., international, and global investment strategies
that pursue approaches with different risk profiles.

Unwavering Commitment

Our team of 16 portfolio managers has significant
personal investments in the strategies they manage.

Contact Us

GENERAL INFORMATION

General Royce Funds information including:

• How to open an account

• An overview of our firm and Funds

• Ordering literature including Prospectuses

(800) 221-4268
____________________________________

ACCOUNT INFORMATION

Speak with a representative about:

• Your account, transactions, and forms

(800) 841-1180
____________________________________

FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS

Speak with your regional Royce contact regarding:

• Scheduling a meeting or call

• Information about our firm, strategies, and funds

• Resources for financial professionals, such as
portfolio attribution reports

(800) 337-6923
____________________________________

AUTOMATED ACCOUNT INFORMATION

24-hour Automated Telephone Service

(800) 787-6923

OE-REP-0621

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Christopher D. Clark

       Christopher D. Clark

       President

Date: August 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY: /s/ Christopher D. Clark	BY: /s/ Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Chief Financial Officer

Date: August 25, 2021	Date: August 25, 2021